EXHIBIT 99.5
-------------------------------------------------------------------------------
This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

TERM SHEET                                        DATE PREPARED: AUGUST 18, 2005
-------------------------------------------------------------------------------
            CITIGROUP MORTGAGE LOAN TRUST ASSET-BACKED CERTIFICATES,

                                [CITIGROUP LOGO]
                                SERIES 2005-HE3
-------------------------------------------------------------------------------
                 APPROXIMATE TOTAL OFFERED SIZE: $1,059,686,000
                      CITIGROUP GLOBAL MARKETS REALTY CORP.
                                     Seller
     CHASE MANHATTAN MORTGAGE CORPORATION, HOMEQ SERVICING CORPORATION AND
                       COUNTRYWIDE SECURITIES CORPORATION
                                    Servicer
                      CITIGROUP MORTGAGE LOAN TRUST, INC.
                                   Depositor

                                                                                         WINDOW
                                                          RATINGS (S&P/   WAL (CALL/     (CALL/
TRANCHE          AMOUNT(1)  INT. TYPE / CLASS  COUPONS    FITCH/MOODYS)     MAT)(3)      MAT)(3)
----------  --------------  -----------------  -------  ----  ----  ----  ----------  ------------
                                       OFFERED CERTIFICATES
                                       --------------------
CLASS A-2A  339,463,000.00      FLT/SR/SEQ     [ ]% (2)  AAA   AAA   AAA   0.90/0.90    1-19/1-19
CLASS A-2B  216,370,000.00      FLT/SR/SEQ     [ ]% (2)  AAA   AAA   AAA   1.94/1.94   19-28/19-28
CLASS A-2C  128,370,000.00      FLT/SR/SEQ     [ ]% (2)  AAA   AAA   AAA   3.25/3.25   28-63/28-63
CLASS A-2D   89,733,000.00      FLT/SR/SEQ     [ ]% (2)  AAA   AAA   AAA   6.47/8.16  63-81/63-188
CLASS M-1    56,250,000.00   FLOATING / MEZZ   [ ]% (2)  AA+   AA+   AA1   5.02/5.54  47-81/47-161
CLASS M-2    52,500,000.00   FLOATING / MEZZ   [ ]% (2)  AA    AA    AA2   4.85/5.36  44-81/44-154
CLASS M-3    35,250,000.00   FLOATING / MEZZ   [ ]% (2)  AA    AA    AA3   4.77/5.26  42-81/42-147
CLASS M-4    25,500,000.00   FLOATING / MEZZ   [ ]% (2)  AA-   AA-   A1    4.72/5.19  41-81/41-141
CLASS M-5    24,750,000.00   FLOATING / MEZZ   [ ]% (2)  A+    A+    A2    4.69/5.15  41-81/41-136
CLASS M-6    22,500,000.00   FLOATING / MEZZ   [ ]% (2)   A     A    A3    4.66/5.09  40-81/40-131
CLASS M-7    22,500,000.00   FLOATING / MEZZ   [ ]% (2)  A-    A-   BAA1   4.64/5.04  39-81/39-125
CLASS M-8    18,000,000.00   FLOATING / MEZZ   [ ]% (2) BBB+  BBB+  BAA2   4.63/4.99  39-81/39-118
CLASS M-9    14,250,000.00   FLOATING / MEZZ   [ ]% (2)  BBB   BBB  BAA3   4.60/4.92  38-81/38-111
CLASS M-10   14,250,000.00   FLOATING / MEZZ   [ ]% (2) BBB-  BBB-   BA1   4.60/4.86  38-81/38-105
----------  --------------  -----------------  -------  ----  ----  ----  ----------  ------------
CLASS A-1   381,064,000.00      FLT/SR/PT      [ ]% (2)  AAA   AAA   AAA   2.22/2.41   1-81/1-184
CLASS M-11   12,750,000.00   FLOATING / MEZZ   [ ]% (2)  BB+   BB+   BA2   4.60/4.77   38-81/38-97
CLASS M-12   20,250,000.00   FLOATING / MEZZ   [ ]% (2)  BB    BB    NR    4.51/4.54   37-81/37-89
CLASS M-13    5,250,000.00   FLOATING / MEZZ   [ ]% (2)  BB    NR    NR    4.22/4.22   37-68/37-68
----------  --------------  -----------------  -------  ----  ----  ----  ----------  ------------

(1)    Certificate sizes are subject to change (+/- 10%)
(2) The Class A Certificates will bear interest at variable rates, and their respective margins will increase by 2x following the Optional Termination Date; the Class M Certificates will bear interest at variable rates and their margins will increase by 1.5x following the Optional Termination Date
(3)    Based on Pricing Prepayment Assumption


TRANSACTION OVERVIEW:
--------------------

   Sole Manager:  CITIGROUP GLOBAL MARKETS, INC     Expected Pricing Date:  August 19, 2005
Rating Agencies:  S&P / Moody's / Fitch          Expected Settlement Date:  September 13, 2005
        Trustee:  [U.S. Bank, N.A.]                    Trust Administrator  Citibank N.A.


1                                                             [GRAPHIC OMITTED]

 This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

FOR FURTHER INFORMATION:

      MORTGAGE FINANCE                  MBS TRADING                  MBS STRUCTURING
  Phil Seares (212) 723-1145   Matthew Cherwin (212) 723-6217  Shekhar Shah (212) 723-5386
  Taruna Reddy (212) 723-6748  Eliot Rubenzahl (212) 723-6325  Neil Aggarwal (212) 723-6420
  Kapil Dargan (212) 723-6195                                  Moses Kimanzi (212) 723-5859

*All numbers are preliminary and subject to change.


TRANSACTION SUMMARY

     TITLE OF SECURITIES:  Citigroup Mortgage Loan Trust, Series 2005-HE3

    OFFERED CERTIFICATES:  Approximately $773,936,000 senior floating-rate Certificates, (Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates) and approximately $285,750,000 mezzanine floating-rate Certificates
                           (the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8
                           Class M-9 and Class M-10 Certificates).

NON-OFFERED CERTIFICATES:  Class A-1, Class M-11, Class M-12, Class M-13, Class CE, Class P, and Class R Certificates

    CLASS A CERTIFICATES:  The Group I and the Group II Certificates

    CLASS M CERTIFICATES:  Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, and
                           Class M-9, Class M-10, Class M-11, Class M-12, and Class M-13 Certificates

    GROUP I CERTIFICATES:  Class A-1 Certificates which evidence interests in the Group I Mortgage Loans.

   GROUP II CERTIFICATES:  Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates which evidence interests in the
                           Group II Mortgage Loans.

                  SELLER:  Citigroup Global Markets Realty Corp.

             ORIGINATORS:  WMC Mortgage Corp. (78.57%), Mortgage IT (7.85%), First Horizon (5.51%), Accredited (4.73%)
                           and Impac (3.33%)

               SERVICERS:  Chase Manhattan Mortgage Corporation, HomEq Servicing Corporation and Countrywide
                           Securities Corporation.
                           Chase Manhattan Mortgage Corporation, HomeEq Servicing Corporation and Countrywide
                           Securities Corporation have a Servicer Quality rating of SQ1 by Moodys, a rating of strong by S &
                           P and a rating of RPS1 by Fitch as a Primary Servicer of subprime residential mortgage loans.

               DEPOSITOR:  Citigroup Mortgage Loan Trust, Inc.

     CREDIT RISK MANAGER:  The Murrayhill Company will act as the trust's representative in advising the Servicers regarding certain delinquent and defaulted mortgage loans, and in monitoring and reporting to the trust administrator on the performance of such mortgage loans.

     TRUST ADMINISTRATOR:  Citibank N.A.

                 TRUSTEE:  [U.S. Bank, N.A.]

              COLLATERAL:  8,111 adjustable-rate and fixed-rate, first and second lien, closed-end, subprime mortgage loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately
                           $1,516,065,101. For the purpose of calculating interest and principal on the Class A Certificates, the Mortgage Loans have been divided into two loan groups, designated as follows:


                            Group I Mortgage Loans: 2,976 adjustable-rate and fixed-rate Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately $500,189,103 with principal balances at origination that conform to principal balance limits of Freddie Mac.

                            The balances described are as of the Collateral Selection Date, the actual collateral delivered on the close-date is expected to be approximately 494,888,810.

                            Group II Mortgage Loans: 5,135 adjustable-rate and fixed-rate Mortgage Loans with an aggregate scheduled principal balance as of the Cut-off Date of approximately $1,015,875,998 with principal balances at origination that may or may not conform to principal balance limits of Freddie Mac.

                            The balances described are as of the Collateral Selection Date, the actual collateral delivered on the close-date is expected to be approximately 1,005,111,190.

                            The characteristics of the pool of Mortgage Loans delivered on the Closing Date are not expected to differ materially from the characteristics of the Mortgage Loans described herein although the range of mortgage rates and maturities and certain other characteristics of the
                            Mortgage Loans set forth in this term-sheet may vary by as much as 10%.

             CLOSING DATE:  On or about September 13, 2005

       DISTRIBUTION DATES:  25th of each month, or if such day is not a business day, the next succeeding business day, commencing October 25, 2005

             CUT-OFF DATE:  September 1, 2005

COLLATERAL SELECTION DATE:  August 1, 2005

            PAYMENT DELAY:  The Offered Certificates have a 0 day delay

                DAY COUNT:  The Offered Certificates are Actual/360

  ADMINISTRATIVE FEE RATE:  Sum of the Servicing Fee, Trustee Fee and Credit Risk Manager Fee equal to [0.525%] per annum.

             DENOMINATION:  $25,000 and multiples of $1 in excess thereof.

     LEGAL FINAL MATURITY:  For all classes the legal final maturity is expected to be September 2035.

        SMMEA ELIGIBILITY:  All Offered Certificates will NOT be SMMEA eligible.

        ERISA ELIGIBILITY:  All Offered Certificates may be ERISA eligible.

               TAX STATUS:  The Offered Certificates will be treated as REMIC regular interests for federal income tax purposes.




                          Citigroup Global Markets Inc.
-------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

STRUCTURE SUMMARY

             STRUCTURE:  Senior/Subordinate/Overcollateralization Structure

 PREPAYMENT ASSUMPTION:  Fixed-Rate Mortgage Loans: 4% to 23% CPR for months 1 to 12 and 23% CPR thereafter
                         Adjustuble-Rate Mortgage Loans: 5% CPR in month 1, an additional 1/11th of 22% CPR for each month thereafter, building to 27% CPR in month 12 and remaining constant at 27% CPR until month
                         23, remaining constant at 60% CPR from month 24 until month 27, and remaining constant at 30%
                         CPR from month 28 and thereafter.

     PASS-THROUGH RATE:  o The monthly Pass-Through Rate for the Class A and Class M Certificates on each Distribution
                           Date is the lesser of:
                           o  (1) the Formula Rate
                           o  (2) the related Net WAC Cap for that Distribution Date
                         o The Formula Rate for the Offered Certificates is as follows:
                           o  On or prior to the Optional Termination Date: The lesser of (i) 1-Month LIBOR plus a margin which will be set at pricing for the Class A and Class M Certificates (ii) the
                              Maximum Cap Rate..
                           o  After the Optional Termination Date: The lesser of (i) 1-Month LIBOR plus 2x the initial margin for the Class A Certificates and 1-Month LIBOR  plus 1.5x the initial margin for the
                              Class M Certificates (ii) the Maximum Cap Rate..

 PRINCIPAL PAYMENTS FOR  Prior to the Stepdown Date or if a Trigger Event occurs, the Class A Certificates will receive ALL of
  CLASS A CERTIFICATES:  the principal collected on the related mortgage loans plus any Excess Interest from the mortgage loans required to build to or maintain the Targeted Overcollateralization Amount.

                         On or after the Stepdown Date and assuming no Trigger Event is in effect, principal distributed to the Class A Certificates will be an amount such that the Class A Certificates will have approximately 46.00% of the current principal balance of the Mortgage Loans as credit enhancement (which is 2x the initial credit support).

 PRINCIPAL PAYMENTS FOR  The Class M Certificates will NOT receive any principal payments prior to the Stepdown Date, or if
  CLASS M CERTIFICATES:  a Trigger Event occurs, unless the aggregate principal balance of the Class A Certificates is reduced to zero.
                         Thereafter (assuming no Trigger Event is in effect), principal will be shared among the Class M
                         Certificates to maintain, in each case, approximately 2x their respective initial credit support.




                          Citigroup Global Markets Inc.
-------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

-------------------------------------

    GROUP I PRINCIPAL  For any Distribution Date, an amount equal to the aggregate of:
   REMITTANCE AMOUNT:  (i)   the principal portion of all scheduled monthly payments on the Group I Mortgage Loans actually received or advanced on or prior to the related Determination Date;
                       (ii)  the principal portion of all proceeds received in respect of the repurchase of a Group I Mortgage
                             Loan, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the related Prepayment Period; and
                       (iii) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related
                             Prepayment Period net of reimbursements, including reimbursements to the trustee and the servicer, to the extent applied as recoveries of principal on the Group I Mortgage Loans.

   GROUP II PRINCIPAL  For any Distribution Date, an amount equal to the aggregate of:
   REMITTANCE AMOUNT:  (iv) the principal portion of all scheduled monthly payments on the Group II Mortgage Loans actually received or advanced on or prior to the related Determination Date;
                       (v)  the principal portion of all proceeds received in respect of the repurchase of a Group II
                            Mortgage Loan, or, in the case of a substitution, amounts representing a principal adjustment, as required by the pooling and servicing agreement during the related Prepayment Period; and
                       (vi) the principal portion of all other unscheduled collections, including insurance proceeds, liquidation proceeds and all full and partial principal prepayments, received during the related
                            Prepayment Period net of reimbursements, including reimbursements to the trustee and the servicer, to the extent applied as recoveries of principal on the Group II Mortgage Loans.

OPTIONAL TERMINATION:  10% cleanup call based on the Cut-off Date Principal Balance of the mortgage loans. If such call is exercised, the Offered Certificateholders are entitled, to the extent of funds available, to:
                       o Outstanding principal balance of the Class A and Class M Certificates
                       o Current interest accrued on such balance at the related Pass-Through Rate
                       o Interest previously earned but not paid (if any)
                       o "LIBOR Carryover Amount" (if any)

 GROUP I NET WAC CAP:  For any Distribution Date, the Group I Net WAC Cap will equal the weighted average Net Mortgage
                       Rates of the Group I Mortgage Loans. The Group I Net WAC Cap is subject to an adjustment based on the actual number of days that have elapsed in the related Interest Accrual Period.

GROUP II NET WAC CAP:  For any Distribution Date, the Group II Net WAC Cap will equal the weighted average Net Mortgage
                       Rates of the Group II Mortgage Loans. The Group II Net WAC Cap is subject to an adjustment based on the actual number of days that have elapsed in the related Interest Accrual Period.

 CLASS M NET WAC CAP:  For any Distribution Date, the Class M Net WAC Cap will equal the weighted average Net Mortgage
                       Rates of the Mortgage Loans weighted in proportion to the results of subtracting from the aggregate principal balance of each loan group the current certificate principal balance of the related Class A
                       Certificates. The Class M Net WAC Cap is subject to an adjustment based on the actual number of days that have elapsed in the related Interest Accrual Period.

   NET MORTGAGE RATE:  For each Mortgage Loan the applicable Mortgage Rate less the the Administrative Fee Rate.




                          Citigroup Global Markets Inc.
-------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

----------------------------

       LIBOR CARRYOVER  The excess, if any, of (i) the amount of interest the Class A and Class M Certificates would have
               AMOUNT:  accrued for such Distribution Date based on its respective Formula Rate, over (ii) the amount of interest the Certificates accrued for such Distribution Date based on the Net WAC Cap, plus the unpaid portion of any such excess from prior Distribution Dates plus interest accrued thereon at the respective Formula Rate.

INTEREST CARRY FORWARD  As of any Distribution Date, the sum of:
               AMOUNT:  (x) the excess, if any, of the Accrued Certificate Interest and any Interest Carry Forward Amount for
                            the prior Distribution Date, over the amount in respect of interest actually distributed on each class on such prior Distribution Date and
                        (y) interest on such excess at the applicable Pass-Through Rate on the basis of the actual number of days elapsed since the prior Distribution Date.

      EXCESS INTEREST:  Excess Interest, to the extent it is not used for other required purposes, including to absorb realized losses on the Mortgage Loans, to cover interest shortfalls on the Certificates, to reimburse previously allocated losses, or to fund any Overcollateralization Deficiency, will be available to make distributions of the LIBOR Carryover Amount to the Certificates in an amount equal to any reductions in the amount of interest distributable to such holders caused by application of the related Net WAC Cap to the extent such shortfalls are not covered by the Interest Rate Cap Agreements.

    SENIOR ENHANCEMENT  For any Distribution Date, the percentage obtained by dividing
           PERCENTAGE:  (x) the sum of:
                          (i)  the aggregate Certificate Principal Balance of the Class M Certificates, and
                          (ii) the overcollateralization amount, in each case before taking into account the distribution of the
                               Principal Distribution Amount on such Distribution Date by
                        (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

      AVAILABLE FUNDS:  For any Distribution Date, the sum, net of amounts reimbursable therefrom to the Master Servicer, the
                        Trustee, or Credit Risk Managers of: (i) the aggregate amount of scheduled monthly payments on the
                        Mortgage Loans due during the related Due Period and received on or prior to the related
                        Determination Date; (ii) unscheduled payments in respect of the Mortgage Loans (including prepayments, insurance proceeds, liquidation proceeds, subsequent recoveries and proceeds from repurchases of and substitutions for the Mortgage Loans, occurring during the related Prepayment
                        Period or proceeds from the repurchase of the Mortgage Loans due to the Optional Termination of the
                        Trust); (iii) all Servicer Advances with respect to the Mortgage Loans received for such Distribution
                        Date; and (iv) all compensating interest paid by the Servicer in respect of prepayment interest shortfalls for the related period.

PRINCIPAL DISTRIBUTION  On any Distribution Date, the lesser of (i) the outstanding certificate principal balance of the Class A
               AMOUNT:  and Class M Certificates and (ii) the Principal Remittance Amount plus any Excess Interest allocable to principal in order build to or maintain the Targeted Overcollateralization Amount minus any
                        Overcollateralization Release Amount.




                          Citigroup Global Markets Inc.
-------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

----------------------------

     GROUP I PRINCIPAL  With respect to any Distribution Date prior to the Stepdown Date or on which a Trigger Event is in
  DISTRIBUTION AMOUNT:  effect, 100% of the principal received on the Group I Mortgage Loans. With respect to any
                        Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount, not less than zero, equal to the excess of (i) the outstanding certificate principal balance of the Group I Certificates over (ii) the lesser of (a) approximately 54.00% of the outstanding principal balance of the Group I Mortgage Loans on the last day of the related Due Period and (b) the outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period minus 0.50% of the aggregate principal balance of the Group I Mortgage Loans as of the cut-off date.

    GROUP II PRINCIPAL  With respect to any Distribution Date prior to the Stepdown Date or on which a Trigger Event is in
  DISTRIBUTION AMOUNT:  effect, 100% of the principal received on the Group II Mortgage Loans. With respect to any
                        Distribution Date on or after the Stepdown Date on which a Trigger Event is not in effect, an amount, not less than zero, equal to the excess of (i) the outstanding certificate principal balance of the Group II Certificates over (ii) the lesser of (a) approximately 54.00% of the outstanding principal balance of the Group II Mortgage Loans on the last day of the related Due Period and (b) the outstanding principal balance of the Mortgage Loans as of the last day of the related Due Period minus 0.50% of the aggregate principal balance of the Group II Mortgage Loans as of the cut-off date.

                        All distributions of principal to the Group II Certificates on any Distribution Date will be distributed first to the Class A-2A Certificates, second to the Class A-2B Certificates, third to the
                        Class A-2C Certificates and fourth to the Class A-2D Certificates, in each case until the Certificate
                        Principal Balance of each such class of Certificates has been reduced to zero.

                        Notwithstanding the foregoing, on any Distribution Date on or after which the aggregate
                        Certificate Principal Balance of the Class M and Class CE Certificates has been reduced to zero, principal will be allocated to Group II Certificates on a pro-rata basis.

     CLASS M PRINCIPAL  For each Class M Certificate with respect to any Distribution Date on or after the Stepdown Date
  DISTRIBUTION AMOUNT:  on which a Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding
                        Certificate Principal Balance of all more senior Certificates after distribution of all more senior
                        Principal Distribution Amounts on the related Distribution Date and (b) the outstanding Certificate
                        Principal Balance of the respective Class M Certificates over (ii) the lesser of (a) approximately
                        100% minus 2X the respective Class M Certificates initial credit support percentage of the outstanding principal balance of the Mortgage Loans on the last day of the related Due Period and
                        (b) the outstanding principal balance of the Mortgage Loans as of the last day of the related Due
                        Period minus 0.50% of the aggregate Principal Balance of the Mortgage Loans as of the Cut-off
                        date.




                          Citigroup Global Markets Inc.
-------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

INTEREST RATE CORRIDOR  On the Closing Date, the Trustee will enter into three separate Interest Rate Corridor Agreements
           AGREEMENTS:  with the Interest Rate Corridor Provider for the benefit of the Group I Certificates, Group II
                        Certificates, and Class M Certificates, respectively. The Interest Rate Corridor Provider will be obligated to make monthly payments to the Trustee (based on a notional amount) when one-month
                        LIBOR exceeds the strike rate for the related period. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the ceiling rate for the related period.
                        The schedules containing the notional amounts are in the tables on pages 23-25.

STRUCTURE SUMMARY (CONTINUED)
----------------------------

PAYMENT PRIORITY:  On each Distribution Date, Available Funds from the Mortgage Loans will be distributed as follows:

                   1. To pay interest on the Class A Certificates on a pro-rata basis (within each group) based on the entitlement of such class, including any accrued unpaid interest from a prior Distribution Date, (first from the related loan group, then from the other loan group if necessary), and then, excluding any accrued unpaid interest from prior Distribution Dates, to pay interest to the Class M Certificates, sequentially.
                   2. Prior to the Stepdown Date or if a Trigger Event is in effect:
                      a) To pay the Group I Principal Distribution Amounts to the Group I Certificates and to pay the
                         Group II Principal Distribution Amounts to the Group II Certificates, until each such class is reduced to zero. Principal paid to the Group II Certificates will be distributed sequentially to the
                         Class A-2A, A-2B, A-2C and A-2D Certificates until the Certificate Principal Balances thereof have been reduced to zero (except as otherwise specified under "Group II Principal Distribution
                         Amount").
                      b) To pay any remaining Principal Distribution Amount to the Class M Certificates sequentially until each such class has been reduced to zero.
                   3. On or after the Stepdown Date and if a Trigger Event is not in effect:
                      a) To pay the Group I and Group II Principal Distribution Amounts to the Group I and Group
                         II Certificates, until each such class has been reduced to zero. Principal paid to the Group II
                         Certificates will be distributed sequentially to the Class A-2A, A-2B, A-2C and A-2D
                         Certificates until the Certificate Principal Balances thereof have been reduced to zero
                         (except as otherwise specified under Group II Principal Distribution Amount).`
                      b) To pay the respective Class M Principal Distribution Amount, sequentially to the Class M
                         Certificates until each such class is reduced to zero.
                   4. From Excess Interest, if any, to cover current losses
                   5. From Excess Interest, if any, to the Certificates then entitled to receive distributions in respect of principal in order to reduce the Certificate Principal Balance of the Certificates to the extent necessary to maintain the required level of credit support in the following order of priority:
                          o   Class A Certificates
                          o   Class M Certificates, sequentially
                   6. From Excess Interest, if any, to pay the Interest Carry Forward Amounts on the Class M Certificates,
                   sequentially.
                   7. From Excess Interest, if any, to pay allocated Realized Loss Amounts on the Class M Certificates, sequentially.
                   8. From Excess Interest, if any, to the reserve account for distribution to the holders of the Class A and
                   Class M Certificates, the aggregate amount of any LIBOR Carryover Amounts for such classes, after taking into account amounts, if any, received under the cap contracts.
                   9. To the holders of the Class CE Certificates as provided in the Pooling and Servicing Agreement.




                          Citigroup Global Markets Inc.
-------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

                   10. To the holders of the Class R Certificates, any remaining amounts

  DISTRIBUTION OF  On each distribution date, to the extent required following the distribution of the Available Funds, the
  LIBOR CARRYOVER  trustee will withdraw from amounts in the reserve account to distribute to the holders of the Class A and
         AMOUNTS:  Class M Certificates any LIBOR Carryover Amounts in the following order of priority, in each case to the extent of amounts remaining in the reserve account:
                   (A) concurrently, to the Class A Certificates, on a pro rata basis based on the beginning balance of each such class immediately prior to the distribution date (within each group) but only to the extent of amounts paid under the related Interest Rate Cap Agreement and only up to the related LIBOR
                   Carryover Amount;
                   (B) concurrently, to the Mezzanine Certificates, on a pro rata basis based on the beginning balance for each such class, but only to the extent of amounts paid under the related Interest Rate Cap Agreement and only up to the related LIBOR Carryover Amount;
                   (C) to the Class A Certificates, on a pro rata basis based on such remaining undistributed LIBOR
                   Carryover Amounts (within each group), but only to the extent of amounts remaining under the related
                   Interest Rate Cap Agreement
                   (D) to the Class M Certificates, on a pro rata basis, based on such remaining undistributed LIBOR
                   Carryover Amounts, but only to the extent of amounts remaining under the related Interest Rate Cap
                   Agreement
                   (E) to the Class A Certificates and Class M Certificates from Excess Interest, any related unpaid LIBOR
                   Carryover Amount (after taking into account distributions pursuant to (A) through (D) above), distributed in the following order of priority:
                       (i)   to the Class A Certificates, on a pro rata basis based f irst on outstanding certificate principal balance and second on such remaining undistrib uted LIBOR Carryover
                             Amounts,
                       (ii)  sequentially to the Class M Certificates any such remaining undistributed LIBOR
                             Carryover Amounts for each class




                          Citigroup Global Markets Inc.
-------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

CREDIT ENHANCEMENT SUMMARY

STEPDOWN DATE:  The earlier to occur of:
                (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A
                Certificates is zero, and
                (ii) the later to occur of:
                  (x) the 37th Distribution Date and
                  (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to twice its initial amount

TRIGGER EVENT:  On a Distribution Date, a Trigger Event will be in effect if:
                (i) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the
                    Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date.

                    Distribution Date Percentage    Percentage

                    October 2007 to September 2008    [1.30%]
                    October 2008 to September 2009    [3.00%]
                    October 2009 to September 2010    [4.70%]
                    October 2010 to September 2011    [6.10%]
                    October 2011 and thereafter       [6.85%]

                          (ii) If the aggregate principal balance of 60+ Day Delinquent Loans equals or exceeds [35%]
                               of the Senior Enhancement Percentage.

60+ DAY DELINQUENT LOAN:  The percentage obtained by dividing (x) the aggregate Stated Principal Balance of (i)
                          Mortgage Loans Delinquent 60 days or more, (ii) REO Properties and (iii) Mortgage Loans in foreclosure and in bankruptcy by (y) the aggregate Stated Principal Balance of the Mortgage
                          Loans, in each case, calculated prior to taking into account payments of principal on the
                          Mortgage Loans due on the related Due Date or received during the related Prepayment Period.




                          Citigroup Global Markets Inc.
-------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

CREDIT ENHANCEMENT:  Credit Enhancement will be provided by:
                     o Excess Interest
                     o Overcollateralization
                     o Subordination

                                                  On or After
                     Initial Credit Support*     Stepdown Date*
                     Class      Percentage**  Class  Percentage**

                     A                23.00%  A            46.00%
                     M-1              19.25%  M-1          38.50%
                     M-2              15.75%  M-2          31.50%
                     M-3              13.40%  M-3          26.80%
                     M-4              11.70%  M-4          23.40%
                     M-5              10.05%  M-5          20.10%
                     M-6               8.55%  M-6          17.10%
                     M-7               7.05%  M-7          14.10%
                     M-8               5.85%  M-8          11.70%
                     M-9               4.90%  M-9           9.80%
                     M-10              3.95%  M-10          7.90%
                     M-11              3.10%  M-11          6.20%
                     M-12              1.75%  M-12          3.50%
                     M-13              1.40%  M-13          2.80%

                     * Includes Overcollateralization

                     ** Approximate

OVERCOLLATERALIZATION  For any Distribution Date the excess, if any, of (a) the sum of the aggregate principal balance of the
              AMOUNT:  Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments received or advanced on or before the related Determination Date and principal prepayments received during the related Prepayment Period) over (b) the sum of the aggregate
                       Certificate Principal Balance of the Class A , Class M and Class P Certificates, after giving effect to distributions to be made on such Distribution Date.

OVERCOLLATERALIZATION  As of any Distribution Date, the excess, if any, of:
          DEFICIENCY:  (x) the Targeted Overcollateralization Amount for such Distribution Date over
                       (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all classes of Certificates from distributions of the Principal Remittance Amount, but prior to taking into account any Allocated Realized Loss Amounts on such Distribution Date.
OVERCOLLATERALIZATION  As of any Distribution Date, the lesser of (a) the Principal Remittance Amount and (b) the excess, if
      RELEASE AMOUNT:  any, of:
                       (x) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate Principal Balances of all classes of Certificates from distributions of the Principal Remittance Amount, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date, over (y)
                           the Targeted Overcollateralization Amount for such Distribution Date.




                          Citigroup Global Markets Inc.
-------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

               TARGETED  As of any Distribution Date, the Targeted Overcollateralization Amount (a) prior to the
  OVERCOLLATERALIZATION  Stepdown Date, is an amount equal to approximately 1.40% of the Principal Balance of the
                AMOUNT:  Mortgage Loans as of the Cut-off date; (b) on or after the Stepdown Date provided a Trigger
                         Event is not in effect, the greater of (i) approximately 2.80% of the then current aggregate outstanding Principal Balance of the Mortgage Loans as of the last day of the related due period and (ii) 0.50% of the principal balance of the Mortgage Loans as of the Cut-off date; and (c) on or after the Stepdown Date and if a Trigger Event is in effect, the Targeted Overcollateralization
                         Amount for the immediately preceding Distribution Date.

  ALLOCATION OF LOSSES/  Realized losses on the Mortgage Loans will be applied:
         SUBORDINATION:  o First to reduce the Excess Interest and overcollateralization amount
                         o Then to the Class M Certificates, reverse sequentially, until each such class has been reduced to zero
                         o In no event will losses be allocated to the Class A certificates

              ADVANCES:  Subject to certain limitations, the Servicers must advance delinquent payments of principal and interest on the mortgage loans.

 COMPENSATING INTEREST:  The Servicer is obligated to offset any Prepayment Interest Shortfall, on any Distribution Date,
                         with Compensating Interest to the extent of one-half of its Servicing Fee for each Distribution
                         Date.




                          Citigroup Global Markets Inc.
-------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

                                       WAL SENSITIVITIES TO MATURITY
                                                (CONTINUED)
                              ----------------------------------------------
Percent of Prepay Assumption          50         100         150         200
----------------------------------------------------------------------------

A1
WAL                                 4.89        2.41        1.28        1.04
Principal Window                 1 - 317     1 - 184      1 - 29      1 - 24
Principal Window End Date      2/25/2032   1/25/2021   2/25/2008   9/25/2007
----------------------------------------------------------------------------
A2A
WAL                                 1.46        0.90        0.66        0.53
Principal Window                  1 - 32      1 - 19      1 - 13      1 - 10
Principal Window End Date      5/25/2008   4/25/2007  10/25/2006   7/25/2006
----------------------------------------------------------------------------
A2B
WAL                                 3.89        1.94        1.48        1.13
Principal Window                 32 - 69     19 - 28     13 - 21     10 - 16
Principal Window End Date      6/25/2011   1/25/2008   6/25/2007   1/25/2007
----------------------------------------------------------------------------
A2C
WAL                                 8.09        3.25        1.88        1.61
Principal Window                69 - 133     28 - 63     21 - 24     16 - 21
Principal Window End Date     10/25/2016  12/25/2010   9/25/2007   6/25/2007
----------------------------------------------------------------------------
A2D
WAL                                16.01        8.16        2.21        1.88
Principal Window               133 - 318    63 - 188     24 - 30     21 - 24
Principal Window End Date      3/25/2032   5/25/2021   3/25/2008   9/25/2007
----------------------------------------------------------------------------
M1
WAL                                10.06        5.54        5.98        3.37
Principal Window                53 - 287    47 - 161    30 - 116     24 - 81
Principal Window End Date      8/25/2029   2/25/2019   5/25/2015   6/25/2012
----------------------------------------------------------------------------
M2
WAL                                10.04        5.36        4.93        4.02
Principal Window                53 - 278    44 - 154     50 - 94     40 - 66
Principal Window End Date     11/25/2028   7/25/2018   7/25/2013   3/25/2011
----------------------------------------------------------------------------
M3
WAL                                10.01        5.26        4.26        3.33
Principal Window                53 - 268    42 - 147     44 - 90     35 - 63
Principal Window End Date      1/25/2028  12/25/2017   3/25/2013  12/25/2010
----------------------------------------------------------------------------

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

                                       WAL SENSITIVITIES TO MATURITY
                                                (CONTINUED)
                              ----------------------------------------------
Percent of Prepay Assumption          50         100         150         200
----------------------------------------------------------------------------

M4
WAL                                 9.99        5.19        3.99        3.08
Principal Window                53 - 260    41 - 141     41 - 86     33 - 60
Principal Window End Date      5/25/2027   6/25/2017  11/25/2012   9/25/2010
----------------------------------------------------------------------------
M5
WAL                                 9.96        5.15        3.81        2.94
Principal Window                53 - 252    41 - 136     39 - 83     31 - 58
Principal Window End Date      9/25/2026   1/25/2017   8/25/2012   7/25/2010
----------------------------------------------------------------------------
M6
WAL                                 9.92        5.09        3.68        2.83
Principal Window                53 - 244    40 - 131     37 - 79     30 - 56
Principal Window End Date      1/25/2026   8/25/2016   4/25/2012   5/25/2010
----------------------------------------------------------------------------
M7
WAL                                 9.87        5.04        3.57        2.74
Principal Window                53 - 235    39 - 125     36 - 76     28 - 53
Principal Window End Date      4/25/2025   2/25/2016   1/25/2012   2/25/2010
----------------------------------------------------------------------------
M8
WAL                                 9.80        4.99        3.48        2.67
Principal Window                53 - 223    39 - 118     35 - 71     28 - 51
Principal Window End Date      4/25/2024   7/25/2015   8/25/2011  12/25/2009
----------------------------------------------------------------------------
M9
WAL                                 9.73        4.92        3.39        2.60
Principal Window                53 - 212    38 - 111     34 - 67     27 - 48
Principal Window End Date      5/25/2023  12/25/2014   4/25/2011   9/25/2009
----------------------------------------------------------------------------
M10
WAL                                 9.67        4.86        3.32        2.56
Principal Window                53 - 201    38 - 105     33 - 63     26 - 45
Principal Window End Date      6/25/2022   6/25/2014  12/25/2010   6/25/2009
----------------------------------------------------------------------------
M11
WAL                                 9.54        4.77        3.24        2.48
Principal Window                53 - 195     38 - 97     32 - 58     26 - 42
Principal Window End Date     12/25/2021  10/25/2013   7/25/2010   3/25/2009
----------------------------------------------------------------------------

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

                                      WAL SENSITIVITIES TO MATURITY
                                               (CONTINUED)
                              --------------------------------------------
Percent of Prepay Assumption          50        100        150         200
--------------------------------------------------------------------------

M12
WAL                                 9.19       4.54       3.07        2.37
Principal Window                53 - 183    37 - 89    32 - 53     25 - 38
Principal Window End Date     12/25/2020  2/25/2013  2/25/2010  11/25/2008
--------------------------------------------------------------------------
M13
WAL                                 8.57       4.22       2.83        2.21
Principal Window                53 - 144    37 - 68    31 - 40     25 - 30
Principal Window End Date      9/25/2017  5/25/2011  1/25/2009   3/25/2008
--------------------------------------------------------------------------

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

                                  WAL SENSITIVITIES TO CALL (CONTINUED)
                              ---------------------------------------------
Percent of Prepay Assumption          50         100         150        200
---------------------------------------------------------------------------

A1
WAL                                 4.61        2.22        1.28       1.04
Principal Window                 1 - 168      1 - 81      1 - 29     1 - 24
Principal Window End Date      9/25/2019   6/25/2012   2/25/2008  9/25/2007
---------------------------------------------------------------------------
A2A
WAL                                 1.46        0.90        0.66       0.53
Principal Window                  1 - 32      1 - 19      1 - 13     1 - 10
Principal Window End Date      5/25/2008   4/25/2007  10/25/2006  7/25/2006
---------------------------------------------------------------------------
A2B
WAL                                 3.89        1.94        1.48       1.13
Principal Window                 32 - 69     19 - 28     13 - 21    10 - 16
Principal Window End Date      6/25/2011   1/25/2008   6/25/2007  1/25/2007
---------------------------------------------------------------------------
A2C
WAL                                 8.09        3.25        1.88       1.61
Principal Window                69 - 133     28 - 63     21 - 24    16 - 21
Principal Window End Date     10/25/2016  12/25/2010   9/25/2007  6/25/2007
---------------------------------------------------------------------------
A2D
WAL                                13.43        6.47        2.21       1.88
Principal Window               133 - 168     63 - 81     24 - 30    21 - 24
Principal Window End Date      9/25/2019   6/25/2012   3/25/2008  9/25/2007
---------------------------------------------------------------------------
M1
WAL                                 9.25        5.02        3.68       2.37
Principal Window                53 - 168     47 - 81     30 - 48    24 - 35
Principal Window End Date      9/25/2019   6/25/2012   9/25/2009  8/25/2008
---------------------------------------------------------------------------
M2
WAL                                 9.25        4.85        4.03       2.95
Principal Window                53 - 168     44 - 81     48 - 48    35 - 35
Principal Window End Date      9/25/2019   6/25/2012   9/25/2009  8/25/2008
---------------------------------------------------------------------------
M3
WAL                                 9.25        4.77        3.93       2.95
Principal Window                53 - 168     42 - 81     44 - 48    35 - 35
Principal Window End Date      9/25/2019   6/25/2012   9/25/2009  8/25/2008
---------------------------------------------------------------------------

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

                                 WAL SENSITIVITIES TO CALL (CONTINUED)
                              ------------------------------------------
Percent of Prepay Assumption         50        100        150        200
------------------------------------------------------------------------

M4
WAL                                9.25       4.72       3.69       2.88
Principal Window               53 - 168    41 - 81    41 - 48    33 - 35
Principal Window End Date     9/25/2019  6/25/2012  9/25/2009  8/25/2008
------------------------------------------------------------------------
M5
WAL                                9.25       4.69       3.53       2.75
Principal Window               53 - 168    41 - 81    39 - 48    31 - 35
Principal Window End Date     9/25/2019  6/25/2012  9/25/2009  8/25/2008
------------------------------------------------------------------------
M6
WAL                                9.25       4.66       3.41       2.65
Principal Window               53 - 168    40 - 81    37 - 48    30 - 35
Principal Window End Date     9/25/2019  6/25/2012  9/25/2009  8/25/2008
------------------------------------------------------------------------
M7
WAL                                9.25       4.64       3.32       2.57
Principal Window               53 - 168    39 - 81    36 - 48    28 - 35
Principal Window End Date     9/25/2019  6/25/2012  9/25/2009  8/25/2008
------------------------------------------------------------------------
M8
WAL                                9.25       4.63       3.25       2.52
Principal Window               53 - 168    39 - 81    35 - 48    28 - 35
Principal Window End Date     9/25/2019  6/25/2012  9/25/2009  8/25/2008
------------------------------------------------------------------------
M9
WAL                                9.25       4.60       3.19       2.46
Principal Window               53 - 168    38 - 81    34 - 48    27 - 35
Principal Window End Date     9/25/2019  6/25/2012  9/25/2009  8/25/2008
------------------------------------------------------------------------
M10
WAL                                9.25       4.60       3.16       2.45
Principal Window               53 - 168    38 - 81    33 - 48    26 - 35
Principal Window End Date     9/25/2019  6/25/2012  9/25/2009  8/25/2008
------------------------------------------------------------------------
M11
WAL                                9.25       4.60       3.13       2.41
Principal Window               53 - 168    38 - 81    32 - 48    26 - 35
Principal Window End Date     9/25/2019  6/25/2012  9/25/2009  8/25/2008
------------------------------------------------------------------------

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

                                 WAL SENSITIVITIES TO CALL (CONTINUED)
                              ------------------------------------------
Percent of Prepay Assumption         50        100        150        200
------------------------------------------------------------------------

M12
WAL                                9.14       4.51       3.05       2.36
Principal Window               53 - 168    37 - 81    32 - 48    25 - 35
Principal Window End Date     9/25/2019  6/25/2012  9/25/2009  8/25/2008
------------------------------------------------------------------------
M13
WAL                                8.57       4.22       2.83       2.21
Principal Window               53 - 144    37 - 68    31 - 40    25 - 30
Principal Window End Date     9/25/2017  5/25/2011  1/25/2009  3/25/2008
------------------------------------------------------------------------


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

       NET WAC CAP AND EFFECTIVE MAXIMUM RATE FOR THE GROUP I CERTIFICATES

                   EFFECTIVE MAX                  EFFECTIVE MAX
           NWC(1)    RATE(2,3)            NWC(1)    RATE(2,3)
  PERIOD     (%)        (%)       PERIOD    (%)        (%)
---------------------------------------------------------------

    1       4.78        N/A         41     9.11       14.02
    2       6.48       10.50        42     10.08      15.43
    3       6.70       10.50        43     9.11       13.84
    4       6.48       10.50        44     9.41       14.22
    5       6.48       10.50        45     9.10       13.69
    6       7.18       10.50        46     9.41       14.50
    7       6.49       10.50        47     9.10       13.96
    8       6.70       10.50        48     9.10       13.88
    9       6.49       10.50        49     9.40       14.26
    10      6.71       10.50        50     9.10       13.73
    11      6.49       10.50        51     9.40       14.12
    12      6.49       10.50        52     9.10       13.62
    13      6.71       10.50        53     9.09       13.56
    14      6.50       10.50        54     10.07      15.00
    15      6.71       10.50        55     9.09       13.54
    16      6.50       10.50        56     9.39       13.99
    17      6.50       10.50        57     9.11       13.56
    18      7.20       10.50        58     9.42       14.03
    19      6.50       10.50        59     9.14       13.61
    20      6.72       10.50        60     9.14       13.60
    21      6.51       10.50        61     9.44       12.52
    22      8.94       10.50        62     9.14       11.94
    23      8.65       10.50        63     9.45       12.36
    24      8.65       10.50        64     9.14       11.97
    25      8.93       10.50        65     9.14       11.99
    26      8.67       10.50        66     10.12      13.29
    27      8.96       10.50        67     9.14       12.02
    28      9.01       10.50        68     9.44       12.43
    29      9.01       10.50        69     9.14       12.05
    30      9.63       10.73        70     9.44       12.47
    31      9.01       10.50        71     9.13       12.09
    32      9.31       10.50        72     9.13       12.10
    33      9.04       10.50        73     9.44       12.52
    34      9.40       11.47        74     9.13       12.14
    35      9.10       11.17        75     9.43       12.57
    36      9.10       11.25        76     9.13       12.18
    37      9.40       55.73        77     9.13       12.20
    38      9.09       13.51        78     9.76       13.06
    39      9.40       13.88        79     9.12       12.24
    40      9.11       14.11        80     9.43       12.67
                                    81     9.12       12.29
---------------------------------------------------------------

Assumptions:

  (1) Assumes 1mLIBOR and 6mLIBOR stays at 3.59% and 4.03% respectively and the cashflows are run to the 10% Optional Termination at the pricing speed.

  (2) Assumes 1mLIBOR and 6mLIBOR increase instantaneously to 20.00% and the cashflows are run to the 10% Optional Termination at the pricing speed.

  (3)  Includes cash from related Interest Rate Cap Agreement


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice
(and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

      NET WAC CAP AND EFFECTIVE MAXIMUM RATE FOR THE GROUP II CERTIFICATES

                   EFFECTIVE MAX                  EFFECTIVE MAX
           NWC(1)    RATE(2,3)            NWC(1)    RATE(2,3)
  PERIOD     (%)        (%)       PERIOD    (%)        (%)
---------------------------------------------------------------

    1       4.76        N/A         41     8.70       13.50
    2       6.45       10.00        42     9.63       14.85
    3       6.66       10.00        43     8.70       13.32
    4       6.45       10.00        44     8.99       13.67
    5       6.45       10.00        45     8.70       13.17
    6       7.14       10.00        46     8.98       13.83
    7       6.45       10.00        47     8.69       13.39
    8       6.67       10.00        48     8.69       13.31
    9       6.46       10.00        49     8.97       13.67
    10      6.67       10.00        50     8.68       13.15
    11      6.46       10.00        51     8.97       13.54
    12      6.46       10.00        52     8.68       13.04
    13      6.68       10.00        53     8.68       12.98
    14      6.46       10.00        54     9.60       14.35
    15      6.68       10.00        55     8.67       12.96
    16      6.47       10.00        56     8.96       13.38
    17      6.47       10.00        57     8.70       12.99
    18      7.16       10.00        58     9.12       13.58
    19      6.47       10.00        59     8.83       13.14
    20      6.68       10.00        60     8.82       13.13
    21      6.48       10.00        61     9.12       12.03
    22      8.18       10.00        62     8.82       11.46
    23      8.38       10.00        63     9.12       11.87
    24      8.37       10.00        64     8.83       11.53
    25      8.64       10.00        65     8.82       11.54
    26      8.36       10.00        66     9.77       12.79
    27      8.63       10.00        67     8.82       11.56
    28      8.53       10.00        68     9.11       11.96
    29      8.62       10.00        69     8.81       11.60
    30      9.22       10.33        70     9.10       12.03
    31      8.62       10.00        71     8.81       11.65
    32      8.91       10.07        72     8.80       11.67
    33      8.69       10.00        73     9.09       12.07
    34      8.99       10.85        74     8.80       11.69
    35      8.70       10.73        75     9.09       12.11
    36      8.70       10.80        76     8.79       11.74
    37      8.99       55.26        77     8.79       11.76
    38      8.70       13.06        78     9.39       12.59
    39      9.00       13.42        79     8.78       11.80
    40      8.71       13.44        80     9.07       12.21
                                    81     8.78       11.84
---------------------------------------------------------------

Assumptions:

  (1) Assumes 1mLIBOR and 6mLIBOR stays at 3.59% and 4.03% respectively and the cashflows are run to the 10% Optional Termination at the pricing speed.

  (2) Assumes 1mLIBOR and 6mLIBOR increase instantaneously to 20.00% and the cashflows are run to the 10% Optional Termination at the pricing speed.

  (3)  Includes cash from related Interest Rate Cap Agreement


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice
(and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

   NET WAC CAP AND EFFECTIVE MAXIMUM RATE FOR THE CLASS M CERTIFICATES

                   EFFECTIVE MAX                  EFFECTIVE MAX
           NWC(1)    RATE(2,3)            NWC(1)    RATE(2,3)
  PERIOD     (%)        (%)       PERIOD    (%)        (%)
---------------------------------------------------------------

    1       4.77        N/A         41     8.84       10.57
    2       6.46        9.50        42     9.78       11.70
    3       6.68        9.50        43     8.83       10.56
    4       6.46        9.50        44     9.13       10.91
    5       6.46        9.50        45     8.83       10.58
    6       7.16        9.50        46     9.12       11.25
    7       6.46        9.50        47     8.83       10.94
    8       6.68        9.50        48     8.82       10.93
    9       6.47        9.50        49     9.12       11.29
    10      6.68        9.50        50     8.82       10.92
    11      6.47        9.50        51     9.11       11.30
    12      6.47        9.50        52     8.82       10.94
    13      6.69        9.50        53     8.81       10.93
    14      6.47        9.50        54     9.75       12.10
    15      6.69        9.50        55     8.81       10.92
    16      6.48        9.50        56     9.10       11.28
    17      6.48        9.50        57     8.83       10.94
    18      7.17        9.50        58     9.22       11.42
    19      6.48        9.50        59     8.93       11.05
    20      6.70        9.50        60     8.93       11.05
    21      6.49        9.50        61     9.22       11.41
    22      8.43        9.50        62     8.92       11.03
    23      8.47        9.50        63     9.22       11.40
    24      8.46        9.50        64     8.93       11.05
    25      8.73        9.50        65     8.93       11.05
    26      8.46        9.50        66     9.88       12.23
    27      8.74        9.50        67     8.92       11.04
    28      8.69        9.50        68     9.22       11.40
    29      8.75        9.50        69     8.92       11.03
    30      9.35        9.77        70     9.21       11.41
    31      8.75        9.50        71     8.91       11.04
    32      9.04        9.50        72     8.91       11.03
    33      8.81        9.50        73     9.21       11.39
    34      9.13       10.12        74     8.91       11.02
    35      8.83        9.89        75     9.20       11.39
    36      8.83        9.89        76     8.90       11.02
    37      9.12       10.22        77     8.90       11.01
    38      8.83        9.89        78     9.51       11.77
    39      9.13       10.23        79     8.89       11.00
    40      8.84       10.48        80     9.19       11.36
                                    81     8.89       10.99
---------------------------------------------------------------

Assumptions:

  (1) Assumes 1mLIBOR and 6mLIBOR stays at 3.59% and 4.03% respectively and the cashflows are run to the 10% Optional Termination at the pricing speed.

  (2) Assumes 1mLIBOR and 6mLIBOR increase instantaneously to 20.00% and the cashflows are run to the 10% Optional Termination at the pricing speed.

  (3)  Includes cash from related Interest Rate Cap Agreement


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice
(and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

                ASSUMED MONTHLY EXCESS INTEREST AT STATIC INDICES

              EXCESS               EXCESS               EXCESS
           INTEREST AT          INTEREST AT          INTEREST AT
              STATIC               STATIC               STATIC
  PERIOD   INDICES (%)  PERIOD  INDICES (%)  PERIOD  INDICES (%)
---------  -----------  ------  -----------  ------  -----------

    1          1.28       28        4.78       55        4.91
    2          2.65       29        4.84       56        5.04
    3          2.78       30        5.10       57        4.93
    4          2.65       31        4.82       58        5.16
    5          2.65       32        4.95       59        5.03
    6          3.04       33        4.87       60        5.03
    7          2.64       34        5.03       61        5.16
    8          2.77       35        4.88       62        5.03
    9          2.64       36        4.87       63        5.17
    10         2.77       37        5.00       64        5.04
    11         2.63       38        4.83       65        5.04
    12         2.63       39        5.01       66        5.45
    13         2.75       40        4.90       67        5.05
    14         2.62       41        4.91       68        5.19
    15         2.75       42        5.32       69        5.06
    16         2.61       43        4.91       70        5.19
    17         2.61       44        5.05       71        5.06
    18         3.00       45        4.91       72        5.07
    19         2.60       46        5.05       73        5.20
    20         2.73       47        4.91       74        5.07
    21         2.59       48        4.92       75        5.21
    22         4.44       49        5.05       76        5.08
    23         4.61       50        4.92       77        5.09
    24         4.59       51        5.05       78        5.36
    25         4.70       52        4.92       79        5.10
    26         4.56       53        4.92       80        5.23
    27         4.69       54        5.32       81        5.11

Assumptions:

1.     Run at pricing prepayment assumption

2.     Excess (30/360)

3.     Static Indices: 1mL = 3.59% 6mL = 4.03%

4.     10% optional clean-up call

                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------

The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

               ASSUMED MONTHLY EXCESS INTEREST AT FORWARD INDICES

            1 MONTH   6 MONTH     EXCESS             1 MONTH   6 MONTH     EXCESS             1 MONTH   6 MONTH     EXCESS
             LIBOR     LIBOR   INTEREST AT            LIBOR     LIBOR   INTEREST AT            LIBOR     LIBOR     INTEREST
           FORWARDS  FORWARDS    FORWARDS           FORWARDS  FORWARDS    FORWARDS           FORWARDS  FORWARDS  AT FORWARDS
  PERIOD      (%)       (%)        (%)      PERIOD     (%)       (%)        (%)      PERIOD     (%)       (%)        (%)
---------  --------  --------  -----------  ------  --------  --------  -----------  ------  --------  --------  -----------
    1       3.59000   4.03000      1.28       28     4.51086   4.55287      4.15       55     4.63308   4.68898      4.31
    2       3.78229   4.16718      2.45       29     4.51563   4.55327      4.24       56     4.63741   4.69302      4.47
    3       3.95469   4.26095      2.42       30     4.51408   4.55406      4.57       57     4.64144   4.69703      4.32
    4       4.12075   4.32820      2.11       31     4.50751   4.55600      4.23       58     4.64521   4.70108      4.60
    5       4.25498   4.37577      1.97       32     4.50390   4.55981      4.40       59     4.64900   4.70524      4.44
    6       4.33189   4.40782      2.35       33     4.50601   4.56562      4.28       60     4.65288   4.70952      4.43
    7       4.34113   4.42960      1.88       34     4.51323   4.57333      4.49       61     4.65686   4.71391      4.59
    8       4.33507   4.44819      2.04       35     4.52024   4.58267      4.32       62     4.66098   4.71842      4.42
    9       4.35095   4.46645      1.86       36     4.52551   4.59265      4.31       63     4.66526   4.72302      4.60
    10      4.40102   4.48319      1.97       37     4.52996   4.60203      4.46       64     4.66969   4.72771      4.44
    11      4.44374   4.49520      1.76       38     4.53807   4.60971      4.24       65     4.67419   4.73245      4.45
    12      4.46023   4.50282      1.74       39     4.55143   4.61574      4.45       66     4.67875   4.73727      4.95
    13      4.45058   4.50826      1.91       40     4.56821   4.62044      4.33       67     4.68337   4.74214      4.44
    14      4.44264   4.51392      1.75       41     4.57900   4.62429      4.33       68     4.68806   4.74707      4.61
    15      4.44952   4.51974      1.90       42     4.58067   4.62823      4.83       69     4.69281   4.75206      4.44
    16      4.47174   4.52431      1.72       43     4.57518   4.63343      4.33       70     4.69762   4.75709      4.63
    17      4.48860   4.52615      1.70       44     4.57353   4.64069      4.50       71     4.70249   4.76217      4.46
    18      4.49229   4.52608      2.17       45     4.57911   4.64897      4.33       72     4.70741   4.76729      4.46
    19      4.48391   4.52591      1.69       46     4.59087   4.65667      4.51       73     4.71239   4.77243      4.63
    20      4.47687   4.52738      1.86       47     4.60222   4.66243      4.33       74     4.71739   4.77760      4.46
    21      4.47643   4.53056      1.70       48     4.61126   4.66647      4.32       75     4.72242   4.78279      4.63
    22      4.48255   4.53491      3.57       49     4.61788   4.66945      4.48       76     4.72749   4.78800      4.48
    23      4.48822   4.53972      3.71       50     4.62229   4.67203      4.31       77     4.73257   4.79322      4.48
    24      4.49131   4.54438      3.68       51     4.62441   4.67460      4.48       78     4.73767   4.79846      4.82
    25      4.49253   4.54824      3.82       52     4.62476   4.67750      4.32       79     4.74279   4.80370      4.48
    26      4.49561   4.55079      3.66       53     4.62596   4.68097      4.32       80     4.74792   4.80894      4.65
    27      4.50205   4.55220      3.81       54     4.62881   4.68489      4.82       81     4.75306   4.81418      4.48

ASSUMPTIONS:
-----------
1.     Run at pricing prepayment assumption

2.     Excess (30/360)

3.     10% optional clean-up call


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

             INTEREST RATE CORRIDOR SCHEDULE -- GROUP I CERTIFICATES

           EFFECTIVE NOTIONAL
  PERIOD      SCHEDULE ($)     STRIKE (%)  CEILING (%)
---------  ------------------  ----------  -----------
    1              -              0.000       0.000
    2        376,186,681.60       6.360       10.260
    3        370,461,392.09       6.582       10.260
    4        363,899,115.20       6.366       10.260
    5        356,515,370.34       6.370       10.260
    6        348,329,969.47       7.083       10.260
    7        339,367,235.36       6.379       10.260
    8        329,655,921.84       6.604       10.260
    9        319,229,106.28       6.389       10.260
    10       308,124,064.91       6.618       10.260
    11       297,291,727.76       6.404       10.260
    12       286,737,129.70       6.411       10.260
    13       276,453,135.69       6.640       10.260
    14       266,432,808.86       6.426       10.260
    15       256,669,390.26       6.656       10.260
    16       247,156,294.28       6.443       10.260
    17       237,887,157.12       6.452       10.260
    18       228,855,681.20       7.179       10.260
    19       220,055,764.25       6.470       10.260
    20       211,481,470.78       6.704       10.260
    21       203,127,017.48       6.493       10.260
    22       182,692,214.86       9.025       10.260
    23       163,564,253.44       8.775       10.260
    24       145,785,884.90       8.815       10.260
    25       129,258,930.98       9.162       10.260
    26       122,293,690.41       8.905       10.260
    27       115,663,111.10       9.238       10.260
    28       109,220,064.44       9.723       10.260
    29       102,968,791.29       9.763       10.260
    30             -             10.260       10.260
    31        90,990,687.81       9.839       10.260
    32        85,253,959.83      10.228       10.260
    33        79,679,087.14       9.972       10.260
    34             -              0.000       0.000



                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

            INTEREST RATE CORRIDOR SCHEDULE -- GROUP II CERTIFICATES

           EFFECTIVE NOTIONAL
  PERIOD      SCHEDULE ($)     STRIKE (%)  CEILING (%)
---------  ------------------  ----------  -----------
    1              -              9.824       9.824
    2        763,619,921.58       6.390       9.823
    3        751,590,511.64       6.611       9.822
    4        737,872,237.93       6.396       9.821
    5        722,498,807.38       6.398       9.819
    6        705,512,412.44       7.105       9.818
    7        686,964,486.21       6.402       9.816
    8        666,915,321.21       6.624       9.814
    9        645,436,523.36       6.408       9.811
    10       623,055,179.31       6.633       9.808
    11       601,244,876.91       6.416       9.805
    12       579,990,862.63       6.419       9.802
    13       559,278,944.38       6.643       9.799
    14       539,095,292.48       6.426       9.795
    15       519,426,430.38       6.651       9.792
    16       500,259,225.62       6.436       9.788
    17       481,581,013.73       6.439       9.784
    18       463,379,185.30       7.158       9.780
    19       445,641,588.57       6.448       9.776
    20       428,356,381.99       6.675       9.771
    21       404,399,532.11       6.464       9.764
    22       364,222,073.94       8.261       9.753
    23       326,927,314.85       8.489       9.743
    24       292,257,498.79       8.509       9.732
    25       264,863,995.28       8.826       9.720
    26       251,063,106.56       8.550       9.714
    27       237,649,382.17       8.864       9.707
    28       224,611,870.64       9.136       9.699
    29       211,953,871.93       9.321       9.693
    30             -              9.691       9.691
    31       187,698,307.71       9.388       9.687
    32             -              9.684       9.684
    33       164,781,266.01       9.554       9.680
    34             -              0.000       0.000



                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------

The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

             INTEREST RATE CORRIDOR SCHEDULE -- CLASS M CERTIFICATES

           EFFECTIVE NOTIONAL
  PERIOD      SCHEDULE ($)     STRIKE (%)  CEILING (%)
---------  ------------------  ----------  -----------
    1              -              0.000       0.000
    2        324,000,000.00       5.551       8.592
    3        324,000,000.00       5.767       8.592
    4        324,000,000.00       5.554       8.592
    5        324,000,000.00       5.555       8.592
    6        324,000,000.00       6.248       8.592
    7        324,000,000.00       5.557       8.592
    8        324,000,000.00       5.773       8.592
    9        324,000,000.00       5.559       8.592
    10       324,000,000.00       5.777       8.592
    11       324,000,000.00       5.563       8.592
    12       324,000,000.00       5.564       8.592
    13       324,000,000.00       5.780       8.592
    14       324,000,000.00       5.566       8.592
    15       324,000,000.00       5.783       8.592
    16       324,000,000.00       5.569       8.592
    17       324,000,000.00       5.570       8.592
    18       324,000,000.00       6.266       8.592
    19       324,000,000.00       5.572       8.592
    20       324,000,000.00       5.789       8.592
    21       324,000,000.00       5.579       8.592
    22       324,000,000.00       7.529       8.592
    23       324,000,000.00       7.565       8.592
    24       324,000,000.00       7.556       8.592
    25       324,000,000.00       7.829       8.592
    26       324,000,000.00       7.553       8.592
    27       324,000,000.00       7.834       8.592
    28       324,000,000.00       8.132       8.592
    29       324,000,000.00       8.233       8.592
    30             -              8.592       8.592
    31       324,000,000.00       8.228       8.592
    32       324,000,000.00       8.532       8.592
    33       324,000,000.00       8.286       8.592
    34             -              0.000       0.000



                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

                   BREAKEVEN (PRIOR TO 1ST DOLLAR LOSS)

BOND       CDR BE RATE    WAL  CUM LOSS
---------------------------------------

M-1              32.61   5.78     22.62
M-2              25.98   6.74     19.72
M-3              22.11   7.99     17.77
M-4              19.56   9.03     16.36
M-5              17.26   9.60     14.99
M-6              15.27  10.21     13.71
M-7              13.34  10.67     12.39
M-8              11.87  11.53     11.33
M-9              10.71  12.32     10.44
M-10              9.62  12.68      9.58
M-11              8.69  13.21      8.81
M-12              7.39  12.61      7.69
M-13              6.89  12.75      7.24

Assumptions

1.Trigger Event fail

2.40 % Loss Severity

3.6 Months Lag

4.Defaults outside Prepays

5.Pricing Prepayment Assumption

6.Certificates use 1-month LIBOR forward and collateral uses 6-month LIBOR forward



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

                                                                         MIN          MAX


SCHEDULED PRINCIPAL BALANCE:                      $1,516,065,101.03
NUMBER OF MORTGAGE LOANS:                               8,111
AVERAGE SCHEDULED PRINCIPAL BALANCE:                 $186,914.70     $12,496.88  $1,300,000.00
WEIGHTED AVERAGE GROSS COUPON:                          7.119%         4.250%       13.599%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE4:                 644             481          824
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                    75.12%          7.14%       100.00%
WEIGHTED AVERAGE ADJUSTED ORIGINAL LTV RATIO1:          82.24%          9.04%       100.04%
WEIGHTED AVERAGE COMBINED LTV RATIO2:                   91.10%          9.00%       100.00%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):         339             115          359
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                 343             120          360
WEIGHTED AVERAGE ROLL TERM3 (MONTHS):                     23              2            58
WEIGHTED AVERAGE GROSS MARGIN3:                         6.219%         1.000%       12.099%
WEIGHTED AVERAGE INITIAL RATE CAP3:                     2.914%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE3:         13.403%         10.250%      20.599%
WEIGHTED AVERAGE GROSS MINIMUM LIFETIME RATE3:          6.867%         2.000%       13.599%
WEIGHTED AVERAGE SEASONING                                3               1            12
WEIGHTED AVERAGE ORIGINATION DATE                     5/16/2005       8/20/2004    7/11/2005
WEIGHTED AVERAGE FIRST ADJUSTMENT DATE                8/15/2007       4/1/2005      7/1/2010
WEIGHTED AVERAGE NEXT ADJUSTMENT DATE                 8/15/2007       11/1/2005    7/11/2005
INTEREST ONLY LOANS:                                    26.69%
SECOND LIEN LOANS:                                      8.93%
FIRST LIEN WITH SILENT SECONDS:                         45.78%
WEIGHTED AVERAGE DEBT TO INCOME                         40.78%
----------------------------------------------------------------------------------------------

(1) Adjusted Original LTV = For First Lien Loans: (Original Balance) / (lower of: Sales Price or Appraisal). For Second Lien Loans: (Original Balance + where applicable: Additional Lien Balance) / (lower of: Sales Price or Appraisal).

(2) Combined LTV = (Original Balance + where applicable: Senior Lien Balance or Junior Lien Balance) / (lower of: Sales Price or Appraisal)

(3) Includes adjustable-rate Mortgage Loans only.

(4) Does not include loans with no credit score available.



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                  DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------------------------------------------------------
                                                   % OF POOL                                               WTD. AVG.
                                                   BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
                      NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
PRODUCT TYPE         OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
--------------------------------------------------------------------------------------------------------------------------------
2/28 40/30 BALLOON      906     $261,828,353.88      17.27       $288,993.77      6.830        80.53         80.53        631
2/28 ARM               2,566     506,283,792.80      33.39       197,304.67       7.262        81.00         81.00        626
2/28 ARM (IO)          1,184     349,326,818.95      23.04       295,039.54       6.584        81.40         81.40        666
3/27 40/30 BALLOON      23        7,083,319.57        0.47       307,970.42       6.363        80.89         80.89        666
3/27 ARM                146      28,430,960.43        1.88       194,732.61       7.036        81.23         81.23        635
3/27 ARM (IO)           62       17,340,510.21        1.14       279,685.65       6.410        81.55         81.55        671
5/25 40/30 BALLOON      43       11,784,014.93        0.78       274,046.86       6.487        78.28         78.28        671
5/25 ARM                68       16,793,717.64        1.11       246,966.44       6.545        78.97         78.97        650
5/25 ARM (IO)           107      35,541,097.43        2.34       332,159.79       6.107        80.67         80.67        681
ARM                      9        2,410,704.81        0.16       267,856.09       7.081        82.88         82.88        685
ARM (IO)                 1         413,600.00         0.03       413,600.00       6.375        88.00         88.00        639
ARM 40/30 BALLOON        1         292,323.88         0.02       292,323.88       7.900        90.00         90.00        619
FIXED                   764      129,145,697.47       8.52       169,038.87       7.084        75.12         77.15        643
FIXED (IO)               7        2,027,067.98        0.13       289,581.14       6.543        77.36         77.36        679
FIXED 30/15 BALLOON    2,171     132,234,917.25       8.72        60,909.68      10.105        19.87         99.47        661
FIXED 40/30 BALLOON     53       15,128,203.80        1.00       285,437.81       6.773        79.55         79.55        645
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 8,111   $1,516,065,101.03     100.00      $186,914.70      7.199        75.12         82.24        644
================================================================================================================================
================================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                               DISTRIBUTION BY ORIGINATOR
--------------------------------------------------------------------------------------------------------------------------
                                             % OF POOL                                               WTD. AVG.
                                             BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
                NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
 ORIGINATOR    OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
--------------------------------------------------------------------------------------------------------------------------
ACCREDITED        363      $71,770,145.37       4.73       $197,713.90      7.451        80.75         80.75        644
FIRST HORIZON     485      83,606,264.33        5.51       172,384.05       7.713        81.37         81.37        637
IMPAC             248      50,530,320.81        3.33       203,751.29       7.326        76.26         80.83        627
Mortgage IT       699      118,946,207.32       7.85       170,166.25       7.398        76.16         83.43        639
WMC              6,316    1,191,212,163.20     78.57       188,602.31       7.122        74.19         82.33        645
--------------------------------------------------------------------------------------------------------------------------
TOTAL:           8,111   $1,516,065,101.03     100.00      $186,914.70      7.199        75.12         82.24        644
==========================================================================================================================
==========================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE*
--------------------------------------------------------------------------------


                                                            % OF POOL
                                                            BY UNPAID                    WTD. AVG.    WTD. AVG.       WTD. AVG.
                               NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV      ADJUSTED
RANGE ($)                     OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)      ORIGINAL LTV (%)
----------------------------------------------------------------------------------------------------------------------------------
   12,508.00 --    25,000.00      291       $5,785,105.13        0.38       $19,880.09      10.243        20.21           98.90
   25,000.01 --    50,000.00      868       33,031,129.01        2.18        38,054.30      10.041        28.31           95.64
   50,000.01 --    75,000.00      943       59,085,873.81        3.90        62,657.34       9.326        44.30           92.57
   75,000.01 --   100,000.00      788       69,096,037.20        4.56        87,685.33       8.647        54.63           88.45
  100,000.01 --   125,000.00      660       73,802,344.80        4.87       111,821.73       7.986        65.39           84.98
  125,000.01 --   150,000.00      599       82,302,066.47        5.43       137,399.11       7.557        72.44           82.03
  150,000.01 --   175,000.00      487       79,192,247.62        5.22       162,612.42       7.194        76.56           80.29
  175,000.01 --   200,000.00      478       89,798,759.36        5.92       187,863.51       7.264        77.33           81.11
  200,000.01 --   225,000.00      382       81,386,739.09        5.37       213,054.29       7.031        79.87           80.26
  225,000.01 --   250,000.00      367       87,463,781.37        5.77       238,320.93       6.854        79.40           79.40
  250,000.01 --   275,000.00      323       84,725,525.85        5.59       262,308.13       6.832        80.47           80.69
  275,000.01 --   300,000.00      343       98,519,874.68        6.50       287,229.96       6.890        80.46           80.46
  300,000.01 --   359,650.00      512      167,410,488.30       11.04       326,973.61       6.806        80.76           80.76
  359,650.01 --   500,000.00      758      315,343,040.87       20.80       416,019.84       6.689        81.24           81.24
  500,000.01 -- 1,000,000.00      310      186,704,218.40       12.32       602,271.67       6.688        81.10           81.10
1,000,000.01 -- 1,300,000.00        2        2,417,869.07        0.16     1,208,934.53       5.820        76.59           76.59
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          8,111   $1,516,065,101.03      100.00      $186,914.70       7.199        75.12           82.24
==================================================================================================================================
---------------------------------------
   DISTRIBUTION BY ORIGINAL PRINCIPAL
                BALANCE*
---------------------------------------
                              WTD. AVG.
                                CREDIT
RANGE ($)                       SCORE
---------------------------------------
   12,508.00 --    25,000.00     637
   25,000.01 --    50,000.00     643
   50,000.01 --    75,000.00     643
   75,000.01 --   100,000.00     641
  100,000.01 --   125,000.00     636
  125,000.01 --   150,000.00     634
  150,000.01 --   175,000.00     631
  175,000.01 --   200,000.00     632
  200,000.01 --   225,000.00     633
  225,000.01 --   250,000.00     636
  250,000.01 --   275,000.00     637
  275,000.01 --   300,000.00     643
  300,000.01 --   359,650.00     647
  359,650.01 --   500,000.00     653
  500,000.01 -- 1,000,000.00     656
1,000,000.01 -- 1,300,000.00     752
---------------------------------------
TOTAL:                           644
=======================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------

                                                            % OF POOL                                             WTD. AVG.
                                                            BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED
                               NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL
RANGE ($)                     OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)
---------------------------------------------------------------------------------------------------------------------------

   12,496.88 --    25,000.00    292       $5,801,749.59        0.38       $19,869.01      10.237        20.19       98.89
   25,000.01 --    50,000.00    871       33,173,661.78        2.19        38,086.87      10.039        28.37       95.63
   50,000.01 --    75,000.00    941       59,018,324.47        3.89        62,718.73       9.321        44.35       92.55
   75,000.01 --   100,000.00    789       69,197,512.05        4.56        87,702.80       8.650        54.60       88.46
  100,000.01 --   125,000.00    659       73,810,686.49        4.87       112,004.08       7.988        65.42       85.00
  125,000.01 --   150,000.00    599       82,326,969.01        5.43       137,440.68       7.559        72.45       82.04
  150,000.01 --   175,000.00    489       79,566,894.59        5.25       162,713.49       7.184        76.56       80.27
  175,000.01 --   200,000.00    476       89,596,977.09        5.91       188,228.94       7.265        77.38       81.11
  200,000.01 --   225,000.00    381       81,212,372.95        5.36       213,155.83       7.039        79.86       80.25
  225,000.01 --   250,000.00    367       87,488,794.61        5.77       238,389.09       6.845        79.40       79.40
  250,000.01 --   275,000.00    330       86,673,002.32        5.72       262,645.46       6.838        80.58       80.79
  275,000.01 --   300,000.00    335       96,322,539.44        6.35       287,529.97       6.886        80.36       80.36
  300,000.01 --   359,650.00    535      175,668,390.95       11.59       328,352.13       6.805        80.72       80.72
  359,650.01 --   500,000.00    736      307,584,784.32       20.29       417,914.11       6.687        81.28       81.28
  500,000.01 -- 1,000,000.00    309      186,204,572.30       12.28       602,603.79       6.687        81.08       81.08
1,000,000.01 -- 1,300,000.00      2        2,417,869.07        0.16     1,208,934.53       5.820        76.59       76.59
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                        8,111   $1,516,065,101.03      100.00      $186,914.70       7.199        75.12       82.24
===========================================================================================================================

                              WTD. AVG.
                                CREDIT
RANGE ($)                       SCORE
---------------------------------------

   12,496.88 --    25,000.00     637
   25,000.01 --    50,000.00     643
   50,000.01 --    75,000.00     643
   75,000.01 --   100,000.00     641
  100,000.01 --   125,000.00     636
  125,000.01 --   150,000.00     634
  150,000.01 --   175,000.00     631
  175,000.01 --   200,000.00     632
  200,000.01 --   225,000.00     633
  225,000.01 --   250,000.00     636
  250,000.01 --   275,000.00     638
  275,000.01 --   300,000.00     643
  300,000.01 --   359,650.00     647
  359,650.01 --   500,000.00     653
  500,000.01 -- 1,000,000.00     656
1,000,000.01 -- 1,300,000.00     752
---------------------------------------
TOTAL:                           644
=======================================

--------------------------------------------------------------------------------
                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------

                                                  % OF POOL                                             WTD. AVG.
                                                  BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                     NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
MORTGAGE RATES (%)  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
----------------------------------------------------------------------------------------------------------------------------

 4.250 --  4.499          2         $601,786.33       0.04      $300,893.16      4.292        64.97       64.97       742
 4.500 --  4.999          3          818,428.64       0.05       272,809.55       4.990        80.00       80.00       670
 5.000 --  5.499         84       28,496,596.26       1.88       339,245.19       5.335        77.56       77.56       690
 5.500 --  5.999        665      201,022,732.49      13.26       302,289.82       5.814        78.63       78.63       671
 6.000 --  6.499        858      229,629,474.98      15.15       267,633.42       6.251        79.32       79.32       656
 6.500 --  6.999      1,570      398,258,834.69      26.27       253,668.05       6.751        80.42       80.42       649
 7.000 --  7.499        815      180,911,725.47      11.93       221,977.58       7.248        80.90       80.98       631
 7.500 --  7.999        951      196,570,066.81      12.97       206,698.28       7.735        81.54       82.06       618
 8.000 --  8.499        386       62,180,822.60       4.10       161,090.21       8.235        77.45       83.87       623
 8.500 --  8.999        529       65,667,477.81       4.33       124,135.12       8.739        72.00       87.09       612
 9.000 --  9.499        219       25,274,990.75       1.67       115,410.92       9.198        69.21       88.62       610
 9.500 --  9.999        850       55,980,905.78       3.69        65,859.89       9.776        32.73       96.95       652
10.000 -- 10.499        239       15,610,540.65       1.03        65,316.07      10.231        33.73       96.46       633
10.500 -- 10.999        649       40,989,976.07       2.70        63,158.67      10.762        21.89       98.92       639
11.000 -- 11.499        134        5,712,195.69       0.38        42,628.33      11.213        22.94       98.80       621
11.500 -- 11.999        111        5,767,540.12       0.38        51,959.82      11.703        20.97       96.87       630
12.000 -- 12.499         14          711,254.86       0.05        50,803.92      12.271        19.18       99.09       636
12.500 -- 12.999         30        1,728,032.96       0.11        57,601.10      12.585        24.09       97.04       615
13.000 -- 13.499          1           89,760.95       0.01        89,760.95      13.000        20.00       100.00      647
13.500 -- 13.599          1           41,957.12       0.00        41,957.12      13.599        70.00       70.00       519
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                8,111   $1,516,065,101.03     100.00      $186,914.70       7.199        75.12       82.24       644
============================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------

                                                    % OF POOL                                             WTD. AVG.
                                                    BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                     NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
ORIGINAL TERM (MOS)    LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
------------------------------------------------------------------------------------------------------------------------------

120                      9         $394,619.94         0.03       $43,846.66       7.264        70.07       73.61       649
180                    2,289      143,172,534.56       9.44        62,548.07       9.916        22.80       97.60       660
240                      32        3,246,068.66        0.21       101,439.65       7.507        52.25       72.18       675
300                      1          80,188.12          0.01        80,188.12       6.750        89.83       89.83       659
360                    5,780     1,369,171,689.75     90.31       236,880.92       6.914        80.65       80.66       642
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 8,111    $1,516,065,101.03    100.00      $186,914.70       7.199        75.12       82.24       644
==============================================================================================================================

--------------------------------------------------------------------------------
                   DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------

                                                    % OF POOL                                             WTD. AVG.
                                                    BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                       NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
REMAINING TERM (MOS)  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
------------------------------------------------------------------------------------------------------------------------------

115 -- 120                9        $394,619.94         0.03       $43,846.66       7.264        70.07       73.61       649
121 -- 180              2,289     143,172,534.56       9.44        62,548.07       9.916        22.80       97.60       660
181 -- 240               32        3,246,068.66        0.21       101,439.65       7.507        52.25       72.18       675
241 -- 300                1         80,188.12          0.01        80,188.12       6.750        89.83       89.83       659
301 -- 359              5,780    1,369,171,689.75     90.31       236,880.92       6.914        80.65       80.66       642
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  8,111   $1,516,065,101.03    100.00      $186,914.70       7.199        75.12       82.24       644
==============================================================================================================================

--------------------------------------------------------------------------------
                            DISTRIBUTION BY SEASONING
--------------------------------------------------------------------------------

                                               % OF POOL
                                               BY UNPAID                    WTD. AVG.    WTD. AVG.      WTD. AVG.
                  NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV      ADJUSTED
SEASONING (MOS)  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)      ORIGINAL LTV (%)
--------------------------------------------------------------------------------------------------------------------

0-- 6              8,022   $1,494,484,561.04     98.58       $186,298.25      7.198        75.03          82.23
7--12                 89       21,580,539.99      1.42        242,477.98      7.232        81.32          83.25
--------------------------------------------------------------------------------------------------------------------
TOTAL:             8,111   $1,516,065,101.03     100.00      $186,914.70      7.199        75.12          82.24
====================================================================================================================

SEASONING (MOS)  WTD. AVG. CREDIT SCORE
---------------------------------------

0--6                       644
7--12                      628
---------------------------------------
TOTAL:                     644
=======================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                     THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------

                                                  % OF POOL                                             WTD. AVG.
                                                  BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                   NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
ORIGINAL LTVS (%)    LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
----------------------------------------------------------------------------------------------------------------------------

 7.14 --  25.00      2,224      $134,471,565.47       8.87       $60,463.83      10.090        19.71       99.17       661
25.01 --  30.00         21         1,906,925.81        0.13        90,805.99       9.965        28.13       71.46       618
30.01 --  35.00         19         1,554,107.97        0.10        81,795.16       7.558        33.01       46.84       616
35.01 --  40.00         23         3,618,946.81        0.24       157,345.51       6.289        38.39       38.39       651
40.01 --  45.00         27         4,698,828.39        0.31       174,030.68       7.165        42.36       42.36       594
45.01 --  50.00         41         8,095,716.92        0.53       197,456.51       6.837        48.36       48.36       601
50.01 --  55.00         48         8,608,924.51        0.57       179,352.59       6.961        52.68       52.68       628
55.01 --  60.00         78        16,489,548.90        1.09       211,404.47       6.785        58.01       58.01       604
60.01 --  65.00        107        25,243,443.86        1.67       235,920.04       6.744        63.19       63.19       607
65.01 --  70.00        197        43,886,598.43        2.89       222,774.61       6.893        68.48       68.48       610
70.01 --  75.00        309        77,465,772.08        5.11       250,698.29       7.012        73.70       73.70       607
75.01 --  80.00      3,376       813,501,809.18       53.66       240,966.18       6.706        79.84       79.84       656
80.01 --  85.00        441       102,008,441.44        6.73       231,311.66       7.183        84.37       84.37       615
85.01 --  90.00        743       180,942,234.02       11.93       243,529.25       7.332        89.66       89.66       632
90.01 --  95.00        370        82,133,781.13        5.42       221,983.19       7.497        94.61       94.61       641
95.01 -- 100.00         87        11,438,456.11        0.75       131,476.51       8.353        99.44       99.44       649
----------------------------------------------------------------------------------------------------------------------------
TOTAL:               8,111    $1,516,065,101.03      100.00      $186,914.70       7.199        75.12       82.24       644
============================================================================================================================

The Weighted average original LTV of the Total mortgage loans is 75.12%



--------------------------------------------------------------------------------
             DISTRIBUTION BY ADJUSTED ORIGINAL LOAN-TO-VALUE RATIOS*
--------------------------------------------------------------------------------

                                                           % OF POOL                                             WTD. AVG.
                                                           BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED
                            NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL
ADJUSTED ORIGINAL LTVS (%)    LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)
--------------------------------------------------------------------------------------------------------------------------

  9.04 --  25.00                 10          $514,529.56       0.03       $51,452.96       8.467        18.13       18.13
 25.01 --  30.00                  8           735,798.65       0.05        91,974.83       8.310        28.09       28.09
 30.01 --  35.00                 12         1,234,652.90       0.08       102,887.74       6.794        33.09       33.09
 35.01 --  40.00                 23         3,618,946.81       0.24       157,345.51       6.289        38.39       38.39
 40.01 --  45.00                 27         4,698,828.39       0.31       174,030.68       7.165        42.36       42.36
 45.01 --  50.00                 41         8,095,716.92       0.53       197,456.51       6.837        48.36       48.36
 50.01 --  55.00                 48         8,608,924.51       0.57       179,352.59       6.961        52.68       52.68
 55.01 --  60.00                 78        16,489,548.90       1.09       211,404.47       6.785        58.01       58.01
 60.01 --  65.00                107        25,243,443.86       1.67       235,920.04       6.744        63.19       63.19
 65.01 --  70.00                198        43,951,547.99       2.90       221,977.52       6.901        68.40       68.48
 70.01 --  75.00                309        77,465,772.08       5.11       250,698.29       7.012        73.70       73.70
 75.01 --  80.00              3,377       813,651,494.53      53.67       240,939.15       6.707        79.83       79.84
 80.01 --  85.00                442       102,055,290.69       6.73       230,894.32       7.185        84.34       84.37
 85.01 --  90.00                779       182,885,206.94      12.06       234,769.20       7.363        88.84       89.66
 90.01 --  95.00                502        89,703,407.72       5.92       178,692.05       7.746        87.96       94.62
 95.01 -- 100.00              2,133       135,794,599.88       8.96        63,663.67       9.937        26.83       99.93
100.01 -- 100.04                 17         1,317,390.70       0.09        77,493.57      10.141        24.53       100.02
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                        8,111    $1,516,065,101.03     100.00      $186,914.70       7.199        75.12       82.24
==========================================================================================================================

                            WTD. AVG.
                              CREDIT
ADJUSTED ORIGINAL LTVS (%)    SCORE
-------------------------------------

  9.04 --  25.00               595
 25.01 --  30.00               581
 30.01 --  35.00               613
 35.01 --  40.00               651
 40.01 --  45.00               594
 45.01 --  50.00               601
 50.01 --  55.00               628
 55.01 --  60.00               604
 60.01 --  65.00               607
 65.01 --  70.00               610
 70.01 --  75.00               607
 75.01 --  80.00               656
 80.01 --  85.00               615
 85.01 --  90.00               632
 90.01 --  95.00               642
 95.01 -- 100.00               661
100.01 -- 100.04               655
-------------------------------------
TOTAL:                         644
=====================================

* The Loan-to-Value Ratios for second lien mortgages includes the principal balance at origination of the first lien mortgage.



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------

                                                  % OF POOL                                             WTD. AVG.
                                                  BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                   NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
COMBINED LTVS (%)    LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
----------------------------------------------------------------------------------------------------------------------------

 9.00 --  25.00          9          $484,040.15       0.03       $53,782.24       8.323        18.02       18.02       593
25.01 --  30.00         8            735,798.65       0.05        91,974.83       8.310        28.09       28.09       581
30.01 --  35.00         12         1,234,652.90       0.08       102,887.74       6.794        33.09       33.09       613
35.01 --  40.00         21         2,726,845.94       0.18       129,849.81       6.497        37.94       37.94       624
40.01 --  45.00         27         5,330,629.94       0.35       197,430.74       6.948        41.93       41.93       614
45.01 --  50.00         40         7,806,217.68       0.51       195,155.44       6.840        48.34       48.34       603
50.01 --  55.00         46         8,252,707.06       0.54       179,406.68       6.966        52.63       52.63       629
55.01 --  60.00         78        16,059,471.66       1.06       205,890.66       6.832        57.98       57.98       599
60.01 --  65.00        106        25,088,012.57       1.65       236,679.36       6.746        63.18       63.18       608
65.01 --  70.00        182        40,344,899.39       2.66       221,675.27       6.913        68.36       68.45       607
70.01 --  75.00        268        64,410,554.69       4.25       240,337.89       7.024        73.53       73.53       596
75.01 --  80.00        625       151,395,682.43       9.99       242,233.09       6.916        79.17       79.23       622
80.01 --  85.00        415        99,220,452.21       6.54       239,085.43       7.155        84.00       84.18       616
85.01 --  90.00        809       197,436,843.13      13.02       244,050.49       7.290        87.83       88.53       635
90.01 --  95.00        682       139,298,998.96       9.19       204,250.73       7.394        84.92       89.26       646
95.01 -- 100.00      4,783       756,239,293.67      49.88       158,109.83       7.263        70.32       83.57       663
----------------------------------------------------------------------------------------------------------------------------
TOTAL:               8,111    $1,516,065,101.03     100.00      $186,914.70       7.199        75.12       82.24       644
============================================================================================================================

--------------------------------------------------------------------------------
                         DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------

                                              % OF POOL                                             WTD. AVG.
                                              BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                 NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
OCCUPANCY TYPE  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
------------------------------------------------------------------------------------------------------------------------

INVESTOR           329      $61,649,700.89        4.07      $187,385.11      7.573        83.13       83.28       670
PRIMARY           7,578    1,419,603,753.24      93.64       187,332.25      7.183        74.71       82.14       641
SECOND HOME        204      34,811,646.90         2.30       170,645.33      7.170        77.93       84.34       694
------------------------------------------------------------------------------------------------------------------------
TOTAL:            8,111   $1,516,065,101.03     100.00      $186,914.70      7.199        75.12       82.24       644
========================================================================================================================

--------------------------------------------------------------------------------
                          DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                              % OF POOL                                             WTD. AVG.
                                              BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                 NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
PROPERTY TYPES  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
------------------------------------------------------------------------------------------------------------------------

1 FAMILY          5,923   $1,078,383,333.46     71.13       $182,067.08       7.206        75.25       82.07       641
PUD               1,013     200,986,552.85      13.26        198,407.26       7.223        74.80       83.29       647
CONDO              734      126,177,720.78       8.32        171,904.25       7.036        74.10       82.98       657
2 -- 4 FAM         436      109,967,323.68       7.25        252,218.63       7.267        75.62       81.12       652
TOWNHOUSE           5         550,170.26         0.04        110,034.05       7.520        82.35       82.35       649
------------------------------------------------------------------------------------------------------------------------
TOTAL:            8,111   $1,516,065,101.03     100.00      $186,914.70       7.199        75.12       82.24       644
========================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------

                                                    % OF POOL                                             WTD. AVG.
                                                    BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                       NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
LOAN PURPOSE          OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
------------------------------------------------------------------------------------------------------------------------------

CASH OUT                2,951    $640,115,123.60       42.22      $216,914.65       7.083        77.14       80.30       623
CONSTRUCTION -- PERM      2         909,453.17          0.06       454,726.59       6.359        91.05       91.05       660
PURCHASE                4,913     827,887,982.67       54.61       168,509.66       7.295        73.30       83.71       662
REFINANCE                245      47,152,541.59         3.11       192,459.35       7.087        79.55       82.60       618
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  8,111   $1,516,065,101.03     100.00      $186,914.70       7.199        75.12       82.24       644
==============================================================================================================================

--------------------------------------------------------------------------------
                          DISTRIBUTION BY DOCUMENT TYPE
--------------------------------------------------------------------------------

                                                         % OF POOL                                             WTD. AVG.
DOCUMENT TYPE                                            BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
(INCOME-ASSETS-             NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
EMPLOYEMENT VERIFICATION)  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
-----------------------------------------------------------------------------------------------------------------------------------

Full-Full-Verified           3,356    $557,752,111.52      36.79       $166,195.50       7.068        76.55       82.79       628
Full-Limited-Verified         339      50,132,934.53        3.31        147,884.76       7.117        74.78       82.41       625
Limited-Full-Verified         149      32,203,346.16        2.12        216,129.84       6.930        76.20       82.21       638
Limited-Limited-Verified      77       17,242,640.63        1.14        223,930.40       7.258        76.66       84.38       652
None-Full-None                 5         715,549.26         0.05        143,109.85       8.394        93.23       93.23       633
None-Full-Verified           1,994     350,338,060.85      23.11        175,696.12       7.528        69.44       83.79       673
None-None-None                21        3,964,264.04        0.26        188,774.48       8.042        82.03       82.03       699
None-None-Verified             3         356,145.11         0.02        118,715.04       8.194        84.30       84.30       714
None-Stated-Verified           6        1,783,001.26        0.12        297,166.88       7.836        90.66       90.66       699
Reduced-Full-Verified         700      161,700,700.01      10.67        231,001.00       6.846        77.02       83.29       645
Stated-Full-Verified          786      205,297,963.21      13.54        261,193.34       6.999        76.31       77.33       631
Stated-Limited-Verified       283      51,570,632.16        3.40        182,228.38       7.717        77.34       84.10       648
Stated-None-Verified          381      81,072,621.51        5.35        212,789.03       7.615        80.29       80.29       658
Stated-Stated-Verified        11        1,935,130.78        0.13        175,920.98       7.710        72.82       75.13       602
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       8,111   $1,516,065,101.03     100.00      $186,914.70       7.199        75.12       82.24       644
===================================================================================================================================

--------------------------------------------------------------------------------
                            DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------

                                            % OF POOL                                             WTD. AVG.
                                            BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
               NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
LIEN TYPE     OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
----------------------------------------------------------------------------------------------------------------------

First Liens     5,877   $1,380,617,482.89     91.07       $234,918.75      6.914        80.55       80.55       642
Second Liens    2,234     135,447,618.14       8.93        60,630.09      10.105        19.82       99.48       661
----------------------------------------------------------------------------------------------------------------------
TOTAL:          8,111   $1,516,065,101.03     100.00      $186,914.70      7.199        75.12       82.24       644
======================================================================================================================

--------------------------------------------------------------------------------
                           DISTRIBUTION BY INDEX TYPE
--------------------------------------------------------------------------------

                                             % OF POOL                                             WTD. AVG.
                                             BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
INDEX TYPE     OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
-----------------------------------------------------------------------------------------------------------------------

6 Month Libor    5,116   $1,237,529,214.53      81.63      $241,893.90      6.906        80.97       80.97       642
Fixed            2,995      278,535,886.50      18.37        93,000.30      8.498        49.15       87.88       652
-----------------------------------------------------------------------------------------------------------------------
TOTAL:           8,111   $1,516,065,101.03     100.00      $186,914.70      7.199        75.12       82.24       644
=======================================================================================================================




                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DISTRIBUTION BY STATE
--------------------------------------------------------------------------------

                                                    % OF POOL                                             WTD. AVG.
                                                    BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                       NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
STATE                 OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
------------------------------------------------------------------------------------------------------------------------------

California              2,746     $700,352,073.49      46.20       $255,044.46      6.962        73.72       81.47       650
Florida                  648        91,398,401.54       6.03       141,046.92       7.450        75.75       82.81       647
New York                 371        89,709,988.25       5.92       241,805.90       7.151        74.71       81.18       653
Maryland                 378        71,464,613.92       4.71       189,059.83       7.263        76.42       82.89       641
Virginia                 282        55,199,526.49       3.64       195,743.00       7.430        74.13       82.71       642
Texas                    518        49,298,372.79       3.25        95,170.60       7.721        75.30       83.50       628
New Jersey               214        47,639,069.12       3.14       222,612.47       7.281        75.57       80.39       630
Washington               296        45,209,363.00       2.98       152,734.33       7.178        76.36       83.82       635
Illinois                 287        41,692,739.89       2.75       145,270.87       7.320        76.87       83.64       641
Massachusetts            163        35,470,068.92       2.34       217,607.78       7.087        74.92       82.14       650
Arizona                  220        35,413,947.18       2.34       160,972.49       7.504        76.14       82.54       631
Nevada                   178        33,813,605.91       2.23       189,964.08       7.221        75.44       82.97       652
Pennsylvania             159        19,346,497.64       1.28       121,676.09       7.660        80.19       84.29       623
Connecticut              107        18,544,582.88       1.22       173,313.86       7.221        76.43       82.34       631
Georgia                  122        16,101,577.27       1.06       131,980.14       7.898        77.49       83.19       636
Colorado                 99         15,641,937.10       1.03       157,999.36       7.192        79.65       84.63       640
Michigan                 94         10,154,691.07       0.67       108,028.63       7.804        80.83       86.04       619
North Carolina           88         10,075,212.71       0.66       114,491.05       7.592        76.63       83.97       632
Oregon                   67          9,822,526.63       0.65       146,604.88       7.155        78.74       83.94       642
Rhode Island             52          9,725,035.12       0.64       187,019.91       7.192        76.84       79.81       622
Missouri                 110         9,587,353.23       0.63        87,157.76       8.042        78.28       85.03       626
Tennessee                89          8,731,241.22       0.58        98,103.83       8.058        83.24       86.12       618
Idaho                    64          7,918,173.31       0.52       123,721.46       7.737        79.90       85.37       632
District of Columbia     38          7,838,587.92       0.52       206,278.63       7.459        71.31       79.19       632
Louisiana                95          7,587,033.46       0.50        79,863.51       7.836        75.54       83.85       607
Ohio                     75          7,122,466.85       0.47        94,966.22       7.789        77.80       84.16       631
New Hampshire            47          6,651,976.43       0.44       141,531.41       7.158        77.74       84.10       626
Mississippi              69          5,976,400.54       0.39        86,614.50       7.923        80.11       84.91       607
Wisconsin                53          5,515,009.17       0.36       104,056.78       7.768        73.55       84.40       637
Minnesota                26          4,607,138.10       0.30       177,197.62       7.336        80.37       87.04       647
Kansas                   40          4,606,568.30       0.30       115,164.21       7.533        81.52       85.04       646
New Mexico               37          4,240,078.87       0.28       114,596.73       7.567        81.97       85.74       639
Utah                     27          4,070,723.82       0.27       150,767.55       7.259        81.61       85.78       642
Oklahoma                 41          3,135,024.81       0.21        76,464.02       7.988        79.58       85.29       629
Alabama                  31          3,065,407.83       0.20        98,884.12       8.256        80.80       83.60       627
South Carolina           23          2,632,346.66       0.17       114,449.85       7.425        77.72       82.10       651
Indiana                  19          2,206,425.99       0.15       116,127.68       7.802        81.48       83.57       595
Maine                    21          2,154,076.30       0.14       102,575.06       7.385        70.53       80.07       619
Delaware                 18          2,119,907.52       0.14       117,772.64       7.994        74.08       84.89       628
Arkansas                 15          1,908,348.92       0.13       127,223.26       7.861        90.56       90.56       649
Montana                  18          1,755,998.39       0.12        97,555.47       7.274        75.86       83.67       632
West Virginia            13          1,630,549.05       0.11       125,426.85       8.147        78.07       85.62       610
Kentucky                 14          1,284,202.85       0.08        91,728.78       8.365        81.34       82.97       578
Vermont                   4          1,062,027.40       0.07       265,506.85       6.608        77.63       77.63       692
Nebraska                 18          1,052,672.71       0.07        58,481.82       8.399        74.99       85.81       619
Iowa                      9            905,710.67       0.06       100,634.52       8.449        81.99       83.69       600
Wyoming                   5            287,080.86       0.02        57,416.17       8.017        66.01       75.67       600
Alaska                    1            186,683.66       0.01       186,683.66       6.750        75.00       75.00       640
North Dakota              1             92,406.33       0.01        92,406.33       8.350        90.00       90.00       737
South Dakota              1             59,648.94       0.00        59,648.94       6.990        93.75       93.75       648
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  8,111   $1,516,065,101.03     100.00      $186,914.70       7.199        75.12       82.24       644
==============================================================================================================================




                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        PREPAY PENALTY FOR MORTGAGE LOANS
--------------------------------------------------------------------------------

                                              % OF POOL                                             WTD. AVG.
                                              BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                 NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
PREPAY PENALTY  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
------------------------------------------------------------------------------------------------------------------------

Has No Penalty    2,785    $471,299,649.21      31.09       $169,227.88      7.541        73.23       83.06       646
Has Penalty       5,326    1,044,765,451.82     68.91       196,163.25       7.044        75.98       81.87       643
------------------------------------------------------------------------------------------------------------------------
TOTAL:            8,111   $1,516,065,101.03     100.00      $186,914.70      7.199        75.12       82.24       644
========================================================================================================================

--------------------------------------------------------------------------------
                         PREPAY TERM FOR MORTGAGE LOANS
--------------------------------------------------------------------------------

                                                 % OF POOL                                             WTD. AVG.
                                                 BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                    NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
PREPAY TERM (MOS)  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
---------------------------------------------------------------------------------------------------------------------------

 0 --  0             2,785     $471,299,649.21      31.09      $169,227.88       7.541        73.23       83.06       646
 1 -- 12               306       75,186,428.36       4.96       245,707.28       6.945        76.48       79.78       652
13 -- 24             4,246      822,500,549.56      54.25       193,711.86       7.078        75.73       82.47       641
25 -- 36               707      137,008,722.66       9.04       193,788.86       6.870        76.96       79.64       650
37 -- 60                67       10,069,751.24       0.66       150,294.79       7.404        79.15       79.15       626
---------------------------------------------------------------------------------------------------------------------------
TOTAL:               8,111   $1,516,065,101.03     100.00      $186,914.70       7.199        75.12       82.24       644
===========================================================================================================================



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           DISTRIBUTION BY FICO SCORES
--------------------------------------------------------------------------------

                                           % OF POOL                                             WTD. AVG.
                                           BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
              NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
FICO SCORES  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
---------------------------------------------------------------------------------------------------------------------

  0 -- 499         7         $803,572.95        0.05      $114,796.14       7.821        74.90       74.90       491
500 -- 524       220       39,893,724.68        2.63       181,335.11       8.276        76.39       76.48       512
525 -- 549       247       42,510,880.66        2.80       172,108.83       7.971        77.23       77.55       536
550 -- 574       415       84,629,003.36        5.58       203,925.31       7.661        79.04       79.18       562
575 -- 599       899      147,076,786.10        9.70       163,600.43       7.356        76.69       81.80       588
600 -- 624     1,442      249,644,956.11       16.47       173,124.10       7.294        74.78       82.30       613
625 -- 649     1,493      274,154,871.49       18.08       183,626.84       7.178        75.24       82.94       637
650 -- 674     1,275      245,794,178.12       16.21       192,779.75       7.089        74.26       82.78       661
675 -- 699       916      182,969,012.12       12.07       199,747.83       6.962        74.21       83.56       686
700 -- 724       547      111,793,228.83        7.37       204,375.19       6.859        73.92       83.04       711
725 -- 749       348       70,207,107.92        4.63       201,744.56       6.805        72.86       82.50       737
750 -- 774       209       47,538,065.48        3.14       227,454.86       6.863        75.05       83.21       762
775 -- 799        67       14,744,990.14        0.97       220,074.48       6.948        76.60       83.68       785
800 -- 824        26        4,304,723.07        0.28       165,566.27       6.959        76.41       82.20       806
---------------------------------------------------------------------------------------------------------------------
TOTAL:         8,111   $1,516,065,101.03      100.00      $186,914.70       7.199        75.12       82.24       644
=====================================================================================================================

--------------------------------------------------------------------------------
                         DISTRIBUTION BY DEBT TO INCOME
--------------------------------------------------------------------------------

                                                  % OF POOL                                             WTD. AVG.
                                                  BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                     NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
DEBT TO INCOME (%)  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
----------------------------------------------------------------------------------------------------------------------------

 0.00 -- 25.00          542      $95,365,811.81       6.29      $175,951.68       7.212        76.01       81.42       651
25.01 -- 30.00          469       80,403,066.73       5.30       171,435.11       7.125        76.06       81.87       644
30.01 -- 35.00          918      159,296,841.51      10.51       173,525.97       7.137        75.18       81.25       647
35.01 -- 40.00        1,443      267,454,315.01      17.64       185,346.03       7.129        74.89       81.95       649
40.01 -- 45.00        1,981      385,760,712.69      25.44       194,730.29       7.202        75.07       82.34       645
45.01 -- 50.00        2,193      420,928,374.23      27.76       191,941.80       7.287        74.59       82.70       640
50.01 -- 55.00          490       92,589,253.46       6.11       188,957.66       7.190        76.55       83.33       629
55.01 -- 60.00           74       14,133,125.59       0.93       190,988.18       6.898        75.53       82.95       638
60.01 -- 62.03            1          133,600.00       0.01       133,600.00       5.750        80.00       80.00       688
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                8,111   $1,516,065,101.03     100.00      $186,914.70       7.199        75.12       82.24       644
============================================================================================================================



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DISTRIBUTION BY MARGINS
--------------------------------------------------------------------------------

                                                                              % OF POOL
                                                                UNPAID         BY UNPAID                    WTD. AVG.  WTD. AVG.
                                              NUMBER          PRINCIPAL        PRINCIPAL   AVG. PRINCIPAL     GROSS     ORIGINAL
MARGINS (%)                                  OF LOANS          BALANCE         BALANCE (%)      BALANCE     COUPON (%)   LTV (%)
--------------------------------------------------------------------------------------------------------------------------------

 1.000 -- 1.500                                    1           $224,791.25        0.02       $224,791.25      6.300      69.23
 1.501 -- 2.000                                   17          2,497,145.80        0.20       146,890.93       7.547      82.60
 2.001 -- 2.500                                    1            209,649.99        0.02       209,649.99       7.725      79.99
 2.501 -- 3.000                                    3          1,294,868.13        0.10       431,622.71       6.673      84.89
 3.001 -- 3.500                                    2            454,591.69        0.04       227,295.85       6.500      69.41
 3.501 -- 4.000                                    6          1,000,899.03        0.08       166,816.51       7.187      90.58
 4.001 -- 4.500                                  172         34,482,474.81        2.79       200,479.50       6.844      81.51
 4.501 -- 5.000                                  110         31,365,056.41        2.53       285,136.88       5.967      79.76
 5.001 -- 5.500                                  516        144,332,605.83       11.66       279,714.35       6.198      78.80
 5.501 -- 6.000                                1,349        331,664,897.50       26.80       245,859.82       6.724      79.96
 6.001 -- 6.500                                1,168        296,496,551.34       23.96       253,849.79       6.834      80.38
 6.501 -- 7.000                                  956        224,000,638.69       18.10       234,310.29       7.208      82.37
 7.001 -- 7.500                                  412         94,667,045.47        7.65       229,774.38       7.524      83.37
 7.501 -- 8.000                                  329         62,162,659.87        5.02       188,944.25       7.980      84.53
 8.001 -- 8.500                                   42          7,642,823.64        0.62       181,971.99       8.361      85.26
 8.501 -- 9.000                                   21          3,623,667.24        0.29       172,555.58       8.523      88.76
 9.001 -- 9.500                                    9          1,239,350.05        0.10       137,705.56       9.625      87.65
 9.501 -- 10.000                                   1            127,540.67        0.01       127,540.67      10.750      90.00
12.001 -- 12.099                                   1             41,957.12        0.00        41,957.12      13.599      70.00
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         5,116     $1,237,529,214.53      100.00      $241,893.90       6.906      80.97
================================================================================================================================
                                                 WTD. AVG.
                                                  ADJUSTED  WTD. AVG.
                                                  ORIGINAL    CREDIT
MARGINS (%)                                       LTV (%)     SCORE
---------------------------------------------------------------------

 1.000 --  1.500                                   69.23       602
 1.501 --  2.000                                   82.60       608
 2.001 --  2.500                                   79.99       670
 2.501 --  3.000                                   84.89       661
 3.001 --  3.500                                   69.41       625
 3.501 --  4.000                                   90.58       672
 4.001 --  4.500                                   81.51       646
 4.501 --  5.000                                   79.76       663
 5.001 --  5.500                                   78.80       663
 5.501 --  6.000                                   79.96       647
 6.001 --  6.500                                   80.38       643
 6.501 --  7.000                                   82.37       633
 7.001 --  7.500                                   83.37       620
 7.501 --  8.000                                   84.53       621
 8.001 --  8.500                                   85.26       605
 8.501 --  9.000                                   88.76       592
 9.001 --  9.500                                   87.65       553
 9.501 -- 10.000                                   90.00       521
12.001 -- 12.099                                   70.00       519
---------------------------------------------------------------------
TOTAL:                                             80.97       642
=====================================================================

--------------------------------------------------------------------------------
                     DISTRIBUTION BY NEXT RATE CHANGE DATES
--------------------------------------------------------------------------------


                                                                               % OF POOL
                                                                 UNPAID        BY UNPAID                    WTD. AVG.  WTD. AVG.
                                                  NUMBER       PRINCIPAL       PRINCIPAL   AVG. PRINCIPAL     GROSS     ORIGINAL
NEXT RATE CHANGE DATES                           OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)   LTV (%)
--------------------------------------------------------------------------------------------------------------------------------

2005-07 to 2005-12                                    8        $2,216,887.17        0.18      $277,110.90       6.969      83.47
2006-01 to 2006-06                                    5         1,169,917.38        0.09       233,983.48       7.412      86.40
2006-07 to 2006-12                                   17         3,573,467.80        0.29       210,203.99       7.537      86.69
2007-01 to 2007-06                                3,615       850,846,080.58       68.75       235,365.44       6.984      81.17
2007-07 to 2007-12                                  977       250,406,169.44       20.23       256,301.09       6.837      80.37
2008-01 to 2008-06                                  176        36,608,417.96        2.96       208,002.37       6.839      81.09
2008-07 to 2008-12                                   50        15,090,918.45        1.22       301,818.37       6.494      81.80
2010-01 to 2010-06                                  165        48,564,876.16        3.92       294,332.58       6.313      80.05
2010-07 to 2010-12                                  103        29,052,479.59        2.35       282,062.91       6.424      80.07
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            5,116    $1,237,529,214.53      100.00      $241,893.90       6.906      80.97
================================================================================================================================
                                                 WTD. AVG.
                                                  ADJUSTED  WTD. AVG.
                                                  ORIGINAL    CREDIT
NEXT RATE CHANGE DATES                            LTV (%)     SCORE
---------------------------------------------------------------------

2005-07 to 2005-12                                 83.47       685
2006-01 to 2006-06                                 86.40       634
2006-07 to 2006-12                                 86.69       599
2007-01 to 2007-06                                 81.17       639
2007-07 to 2007-12                                 80.37       641
2008-01 to 2008-06                                 81.09       643
2008-07 to 2008-12                                 81.80       670
2010-01 to 2010-06                                 80.05       668
2010-07 to 2010-12                                 80.07       660
---------------------------------------------------------------------
TOTAL:                                             80.97       642
=====================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     DISTRIBUTION BY MAXIMUM MORTGAGE RATES
--------------------------------------------------------------------------------

                                                 % OF POOL
                                   UNPAID        BY UNPAID                    WTD. AVG.  WTD. AVG.
                    NUMBER       PRINCIPAL       PRINCIPAL   AVG. PRINCIPAL     GROSS     ORIGINAL
MAXIMUM RATES (%)  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)   LTV (%)
--------------------------------------------------------------------------------------------------

10.250 -- 10.500         1         $264,551.44       0.02      $264,551.44       7.250      80.00
10.501 -- 11.000         2          601,786.33       0.05       300,893.16       4.292      64.97
11.001 -- 11.500        22        4,960,439.67       0.40       225,474.53       5.563      78.49
11.501 -- 12.000       159       50,113,325.08       4.05       315,178.15       5.597      78.32
12.001 -- 12.500       653      195,168,121.06      15.77       298,879.21       5.910      79.38
12.501 -- 13.000       920      245,800,561.13      19.86       267,174.52       6.378      79.93
13.001 -- 13.500     1,130      283,569,557.06      22.91       250,946.51       6.821      80.97
13.501 -- 14.000       728      173,183,056.23      13.99       237,888.81       7.285      81.97
14.001 -- 14.500       628      138,911,018.55      11.22       221,195.89       7.710      82.03
14.501 -- 15.000       329       63,722,350.49       5.15       193,684.96       8.124      82.87
15.001 -- 15.500       252       42,089,223.54       3.40       167,020.73       8.617      84.06
15.501 -- 16.000       136       20,903,531.67       1.69       153,702.44       9.020      84.11
16.001 -- 16.500        90       11,720,949.53       0.95       130,232.77       9.463      86.28
16.501 -- 17.000        37        3,947,627.08       0.32       106,692.62       9.795      84.14
17.001 -- 17.500        15        1,556,982.88       0.13       103,798.86      10.315      84.36
17.501 -- 18.000         9          647,273.51       0.05        71,919.28      10.757      89.87
18.001 -- 18.500         2          177,024.10       0.01        88,512.05      11.266      87.63
18.501 -- 19.000         1           54,949.34       0.00        54,949.34      11.725      44.72
19.501 -- 20.000         1           94,928.72       0.01        94,928.72      12.650     100.00
20.501 -- 20.599         1           41,957.12       0.00        41,957.12      13.599      70.00
--------------------------------------------------------------------------------------------------
TOTAL:               5,116   $1,237,529,214.53     100.00      $241,893.90       6.906      80.97
==================================================================================================


                        WTD. AVG. ADJUSTED
MAXIMUM RATES (%)         ORIGINAL LTV (%)             WTD. AVG. CREDIT SCORE
------------------------------------------------------------------------------

10.250 -- 10.500                  80.00                           616
10.501 -- 11.000                  64.97                           742
11.001 -- 11.500                  78.49                           671
11.501 -- 12.000                  78.32                           675
12.001 -- 12.500                  79.38                           666
12.501 -- 13.000                  79.93                           654
13.001 -- 13.500                  80.97                           645
13.501 -- 14.000                  81.97                           632
14.001 -- 14.500                  82.03                           619
14.501 -- 15.000                  82.87                           621
15.001 -- 15.500                  84.06                           598
15.501 -- 16.000                  84.11                           586
16.001 -- 16.500                  86.28                           588
16.501 -- 17.000                  84.14                           576
17.001 -- 17.500                  84.36                           575
17.501 -- 18.000                  89.87                           575
18.001 -- 18.500                  87.63                           576
18.501 -- 19.000                  44.72                           509
19.501 -- 20.000                 100.00                           619
20.501 -- 20.599                  70.00                           519
------------------------------------------------------------------------------
TOTAL:                            80.97                           642
==============================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                     DISTRIBUTION BY MINIMUM MORTGAGE RATES
--------------------------------------------------------------------------------

                                                 % OF POOL                                          WTD. AVG.
                                   UNPAID        BY UNPAID                    WTD. AVG.  WTD. AVG.   ADJUSTED  WTD. AVG.
                    NUMBER       PRINCIPAL       PRINCIPAL   AVG. PRINCIPAL     GROSS     ORIGINAL   ORIGINAL    CREDIT
MINIMUM RATES (%)  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)   LTV (%)    LTV (%)     SCORE
------------------------------------------------------------------------------------------------------------------------

 2.000 --  2.500         5         $788,528.91       0.06      $157,705.78       8.630      86.86      86.86       592
 2.501 --  3.000         1          432,000.00       0.03       432,000.00       6.500      80.00      80.00       635
 3.001 --  3.500         1          343,000.00       0.03       343,000.00       6.500      65.96      65.96       591
 4.001 --  4.500         2          601,786.33       0.05       300,893.16       4.292      64.97      64.97       742
 4.501 --  5.000        15        5,013,349.46       0.41       334,223.30       5.694      79.58      79.58       668
 5.001 --  5.500       136       43,715,605.62       3.53       321,438.28       5.476      77.98      77.98       679
 5.501 --  6.000       673      196,932,551.59      15.91       292,618.95       5.979      79.57      79.57       666
 6.001 --  6.500       899      239,386,847.40      19.34       266,281.25       6.333      79.66      79.66       654
 6.501 --  7.000     1,215      307,263,168.15      24.83       252,891.50       6.812      81.08      81.08       647
 7.001 --  7.500       763      177,892,035.91      14.37       233,148.15       7.304      81.68      81.68       630
 7.501 --  8.000       672      144,478,118.06      11.67       214,997.20       7.782      82.16      82.16       615
 8.001 --  8.500       277       53,000,422.21       4.28       191,337.26       8.282      83.49      83.49       615
 8.501 --  9.000       244       41,114,548.81       3.32       168,502.25       8.778      84.57      84.57       593
 9.001 --  9.500       105       14,905,526.89       1.20       141,957.40       9.256      85.79      85.79       579
 9.501 -- 10.000        76        8,562,410.86       0.69       112,663.30       9.773      85.86      85.86       568
10.001 -- 10.500        17        1,984,919.94       0.16       116,760.00      10.207      82.72      82.72       580
10.501 -- 11.000        10          745,535.11       0.06        74,553.51      10.742      88.53      88.53       560
11.001 -- 11.500         2          177,024.10       0.01        88,512.05      11.266      87.63      87.63       576
11.501 -- 12.000         1           54,949.34       0.00        54,949.34      11.725      44.72      44.72       509
12.501 -- 13.000         1           94,928.72       0.01        94,928.72      12.650     100.00     100.00       619
13.501 -- 13.599         1           41,957.12       0.00        41,957.12      13.599      70.00      70.00       519
------------------------------------------------------------------------------------------------------------------------
TOTAL:               5,116   $1,237,529,214.53     100.00      $241,893.90       6.906      80.97      80.97       642
========================================================================================================================


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                      THE MORTGAGE LOANS (TOTAL COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY INITIAL PERIODIC RATE CAPS
--------------------------------------------------------------------------------

                                                              % OF POOL                                          WTD. AVG.
                                                UNPAID        BY UNPAID                    WTD. AVG.  WTD. AVG.   ADJUSTED
                                 NUMBER       PRINCIPAL       PRINCIPAL   AVG. PRINCIPAL     GROSS     ORIGINAL   ORIGINAL
INITIAL PERIODIC RATE CAPS (%)  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)   LTV (%)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------

1.000 -- 1.000                       36       $7,691,449.45       0.62      $213,651.37       6.964      81.21      81.21
1.001 -- 1.500                      448       96,841,008.25       7.83       216,162.96       7.304      81.33      81.33
1.501 -- 2.000                       35        8,923,833.38       0.72       254,966.67       6.938      83.33      83.33
2.501 -- 3.000                    4,502    1,092,310,173.61      88.27       242,627.76       6.895      80.92      80.92
3.001 -- 3.500                        1          159,664.14       0.01       159,664.14       7.825      80.00      80.00
4.501 -- 5.000                       93       31,493,485.70       2.54       338,639.63       6.057      81.01      81.01
6.001 -- 6.500                        1          109,600.00       0.01       109,600.00       7.400      80.00      80.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                            5,116   $1,237,529,214.53     100.00      $241,893.90       6.906      80.97      80.97
==========================================================================================================================

                                WTD. AVG.
                                  CREDIT
INITIAL PERIODIC RATE CAPS (%)    SCORE
-----------------------------------------

1.000 -- 1.000                     653
1.001 -- 1.500                     635
1.501 -- 2.000                     626
2.501 -- 3.000                     641
3.001 -- 3.500                     648
4.501 -- 5.000                     684
6.001 -- 6.500                     688
-----------------------------------------
TOTAL:                             642
=========================================

--------------------------------------------------------------------------------
                  DISTRIBUTION BY SUBSEQUENT PERIODIC RATE CAPS
--------------------------------------------------------------------------------

                                                                 % OF POOL                                          WTD. AVG.
                                                   UNPAID        BY UNPAID                    WTD. AVG.  WTD. AVG.   ADJUSTED
                                    NUMBER       PRINCIPAL       PRINCIPAL   AVG. PRINCIPAL     GROSS     ORIGINAL   ORIGINAL
SUBSEQUENT PERIODIC RATE CAPS (%)  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)   LTV (%)    LTV (%)
-----------------------------------------------------------------------------------------------------------------------------

1                                    4,832   $1,178,577,373.57      95.24      $243,910.88      6.875      80.94      80.94
1.5                                    264       56,253,065.73       4.55       213,079.79      7.505      81.94      81.94
2                                       20        2,698,775.23       0.22       134,938.76      8.090      75.47      75.47
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                               5,116   $1,237,529,214.53     100.00      $241,893.90      6.906      80.97      80.97
=============================================================================================================================

                                   WTD. AVG.
                                     CREDIT
SUBSEQUENT PERIODIC RATE CAPS (%)    SCORE
--------------------------------------------

1                                     642
1.5                                   644
2                                     592
--------------------------------------------
TOTAL:                                642
============================================

--------------------------------------------------------------------------------
                             DISTRIBUTION BY IO TERM
--------------------------------------------------------------------------------

                                         % OF POOL                                          WTD. AVG.
                           UNPAID        BY UNPAID                    WTD. AVG.  WTD. AVG.   ADJUSTED  WTD. AVG.
            NUMBER       PRINCIPAL       PRINCIPAL   AVG. PRINCIPAL     GROSS     ORIGINAL   ORIGINAL    CREDIT
IO TERM    OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)   LTV (%)    LTV (%)     SCORE
----------------------------------------------------------------------------------------------------------------

0            6,750   $1,111,416,006.46      73.31      $164,654.22      7.441      72.86      82.57       635
60           1,300      387,485,922.64      25.56       298,066.09      6.538      81.36      81.36       668
120             61       17,163,171.93       1.13       281,363.47      6.438      80.69      80.69       660
----------------------------------------------------------------------------------------------------------------
TOTAL:       8,111   $1,516,065,101.03     100.00      $186,914.70      7.199      75.12      82.24       644
================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                            DISTRIBUTION BY SERVICER
--------------------------------------------------------------------------------

                                           % OF POOL                                          WTD. AVG.
                             UNPAID        BY UNPAID                    WTD. AVG.  WTD. AVG.   ADJUSTED  WTD. AVG.
              NUMBER       PRINCIPAL       PRINCIPAL   AVG. PRINCIPAL     GROSS     ORIGINAL   ORIGINAL    CREDIT
SERVICER     OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)   LTV (%)    LTV (%)     SCORE
------------------------------------------------------------------------------------------------------------------

Chase          1,143     $199,589,201.77      13.16     $174,618.72       7.601      79.76      81.76       640
Countrywide    6,873    1,289,703,684.87      85.07      187,647.85       7.143      74.30      82.32       644
HomeEQ            95       26,772,214.39       1.77      281,812.78       6.885      80.48      82.10       638
------------------------------------------------------------------------------------------------------------------
TOTAL:         8,111   $1,516,065,101.03    $100.00      186,914.70       7.199      75.12      82.24       644
==================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                      $404,649,094.57
NUMBER OF MORTGAGE LOANS:                                1,361
AVERAGE SCHEDULED PRINCIPAL BALANCE:                   297,317.48
WEIGHTED AVERAGE GROSS COUPON:                           6.534%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE(4):                 668
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                    81.33%
WEIGHTED AVERAGE ADJUSTED ORIGINAL LTV RATIO(1):        81.33%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                 94.11%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):          357
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                  360
WEIGHTED AVERAGE ROLL TERM(3) (MONTHS):                    25
WEIGHTED AVERAGE INITIAL RATE CAP(3):                   3.062%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE(3):       13.016%
WEIGHTED AVERAGE GROSS MINIMUM LIFETIME RATE(3):        6.488%
INTEREST ONLY LOANS:                                      100%
SECOND LIEN LOANS:                                          0
WEIGHTED AVERAGE MARGIN                                 5.985%
WEIGHTED AVERAGE ORIGINATION DATE                    5/10/2005
WEIGHTED AVERAGE SEASONING                                  3
WEIGHTED AVERAGE FIRST ADJUSTMENT DATE               9/21/2007
WEIGHTED AVERAGE NEXT ADJUSTMENT DATE                9/22/2007

(1) Adjusted Original LTV = For First Lien Loans: (Original Balance) / (lower of: Sales Price or Appraisal). For Second Lien Loans: (Original Balance + where applicable: Additional Lien Balance) / (lower of: Sales Price or Appraisal).

(2) Combined LTV = (Original Balance + where applicable: Senior Lien Balance or Junior Lien Balance) / (lower of: Sales Price or Appraisal)

(3) Includes adjustable-rate Mortgage Loans only.

(4) Does not include loans with no credit score available.



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)
--------------------------------------------------------------------------------

                          DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------

                                             % OF POOL                                               WTD. AVG.
                                             BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
               NUMBER OF  UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
PRODUCT TYPE     LOANS         BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
--------------------------------------------------------------------------------------------------------------------------

2/28 ARM (IO)    1,184     $349,326,818.95    86.33        $295,039.54       6.584        81.4          81.4         666
3/27 ARM (IO)       62       17,340,510.21     4.29         279,685.65       6.41         81.55         81.55        671
5/25 ARM (IO)      107       35,541,097.43     8.78         332,159.79       6.107        80.67         80.67        681
ARM (IO)             1          413,600.00      0.1         413,600.00       6.375        88            88           639
FIXED (IO)           7        2,027,067.98      0.5         289,581.14       6.543        77.36         77.36        679
--------------------------------------------------------------------------------------------------------------------------
TOTAL:           1,361     $404,649,094.57      100        $297,317.48       6.534        81.33         81.33        668
==========================================================================================================================

--------------------------------------------------------------------------------
                           DISTRIBUTION BY ORIGINATOR
--------------------------------------------------------------------------------

                                             % OF POOL                                               WTD. AVG.
                                             BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
               NUMBER OF  UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
ORIGINATOR       LOANS         BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
--------------------------------------------------------------------------------------------------------------------------

ACCREDITED         53      $16,051,551.11       3.97      $302,859.45      6.846         80.68         80.68        681
FIRST HORIZON     153       36,789,337.28       9.09       240,453.18       7.46         81.73         81.73        656
IMPAC              49       15,255,158.48       3.77       311,329.76      6.586         81.88         81.88        666
Mortgage IT       190       55,687,652.94      13.76       293,092.91       6.85         81.83         81.83        647
WMC               916      280,865,394.76      69.41       306,621.61       6.33         81.18         81.18        672
--------------------------------------------------------------------------------------------------------------------------
TOTAL:           1,361    $404,649,094.57     100         $297,317.48      6.534         81.33         81.33        668
==========================================================================================================================


--------------------------------------------------------------------------------
                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE*
--------------------------------------------------------------------------------

                                                            % OF POOL                                               WTD. AVG.
                                                            BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED
                              NUMBER OF  UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV
RANGE ($)                       LOANS         BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)
------------------------------------------------------------------------------------------------------------------------------

   42,000.00 --    50,000.00        1          $42,000.00        0.01       $42,000.00      6.525        67.74         67.74
   50,000.01 --    75,000.00       11          703,997.71        0.17        63,999.79      7.352        76.78         76.78
   75,000.01 --   100,000.00       41        3,713,242.56       0.92         90,566.89      7.129        80.69         80.69
  100,000.01 --   125,000.00       50        5,774,464.04       1.43        115,489.28      6.895        80.31         80.31
  125,000.01 --   150,000.00       88       12,229,720.55       3.02        138,974.10      6.848        80.91         80.91
  150,000.01 --   175,000.00       89       14,408,573.66       3.56        161,894.09      6.705        80.2          80.2
  175,000.01 --   200,000.00      114       21,496,774.27       5.31        188,568.20      6.742        81.18         81.18
  200,000.01 --   225,000.00       81       17,194,169.46       4.25        212,273.70      6.704        82.02         82.02
  225,000.01 --   250,000.00       95       22,638,613.03       5.59        238,301.19      6.592        80.3          80.3
  250,000.01 --   275,000.00      110       28,845,861.15       7.13        262,235.10      6.572        81.12         81.12
  275,000.01 --   300,000.00       92       26,559,666.98       6.56        288,692.03      6.603        81.56         81.56
  300,000.01 --   359,650.00      184       60,457,199.10      14.94        328,571.73      6.551        81.11         81.11
  359,650.01 --   500,000.00      288      119,720,864.04      29.59        415,697.44      6.392        81.6          81.6
  500,000.01 -- 1,000,000.00      116       69,563,948.02      17.19        599,689.21      6.456        81.88         81.88
1,000,000.01 -- 1,300,000.00        1        1,300,000.00       0.32      1,300,000.00      5.45         73.65         73.65
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,361     $404,649,094.57     100          $297,317.48      6.534        81.33         81.33
==============================================================================================================================

                              WTD. AVG.
                                CREDIT
RANGE ($)                       SCORE
---------------------------------------

   42,000.00 --    50,000.00     583
   50,000.01 --    75,000.00     664
   75,000.01 --   100,000.00     658
  100,000.01 --   125,000.00     662
  125,000.01 --   150,000.00     660
  150,000.01 --   175,000.00     653
  175,000.01 --   200,000.00     661
  200,000.01 --   225,000.00     660
  225,000.01 --   250,000.00     663
  250,000.01 --   275,000.00     664
  275,000.01 --   300,000.00     679
  300,000.01 --   359,650.00     671
  359,650.01 --   500,000.00     670
  500,000.01 -- 1,000,000.00     667
1,000,000.01 -- 1,300,000.00     724
---------------------------------------
TOTAL:                           668
=======================================

*All weighted averages based on Unpaid Principal Balance.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------

                                                           % OF POOL                   WTD. AVG.                      WTD. AVG.
                                                           BY UNPAID                     GROSS                        ADJUSTED
                               NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL    COUPON       WTD. AVG.     ORIGINAL LTV
RANGE ($)                     OF LOANS       BALANCE      BALANCE (%)      BALANCE        (%)     ORIGINAL LTV (%)       (%)
--------------------------------------------------------------------------------------------------------------------------------

   42,000.00 --    50,000.00        1         $42,000.00        0.01        $42,000.00     6.525          67.74           67.74
   50,000.01 --    75,000.00       11         703,997.71        0.17         63,999.79     7.352          76.78           76.78
   75,000.01 --   100,000.00       41       3,713,242.56        0.92         90,566.89     7.129          80.69           80.69
  100,000.01 --   125,000.00       50       5,774,464.04        1.43        115,489.28     6.895          80.31           80.31
  125,000.01 --   150,000.00       88      12,229,720.55        3.02        138,974.10     6.848          80.91           80.91
  150,000.01 --   175,000.00       89      14,408,573.66        3.56        161,894.09     6.705          80.2            80.2
  175,000.01 --   200,000.00      114      21,496,774.27        5.31        188,568.20     6.742          81.18           81.18
  200,000.01 --   225,000.00       81      17,194,169.46        4.25        212,273.70     6.704          82.02           82.02
  225,000.01 --   250,000.00       95      22,638,613.03        5.59        238,301.19     6.592          80.30           80.3
  250,000.01 --   275,000.00      110      28,845,861.15        7.13        262,235.10     6.572          81.12           81.12
  275,000.01 --   300,000.00       92      26,559,666.98        6.56        288,692.03     6.603          81.56           81.56
  300,000.01 --   359,650.00      185      60,815,414.99       15.03        328,731.97     6.548          81.07           81.07
  359,650.01 --   500,000.00      287     119,362,648.15       29.5         415,897.73     6.394          81.62           81.62
  500,000.01 -- 1,000,000.00      116      69,563,948.02       17.19        599,689.21     6.456          81.88           81.88
1,000,000.01 -- 1,300,000.00        1       1,300,000.00        0.32      1,300,000.00     5.45           73.65           73.65
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          1,361    $404,649,094.57      100          $297,317.48     6.534          81.33           81.33
================================================================================================================================

                              WTD. AVG.
                                CREDIT
RANGE ($)                       SCORE
---------------------------------------

   42,000.00 --    50,000.00     583
   50,000.01 --    75,000.00     664
   75,000.01 --   100,000.00     658
  100,000.01 --   125,000.00     662
  125,000.01 --   150,000.00     660
  150,000.01 --   175,000.00     653
  175,000.01 --   200,000.00     661
  200,000.01 --   225,000.00     660
  225,000.01 --   250,000.00     663
  250,000.01 --   275,000.00     664
  275,000.01 --   300,000.00     679
  300,000.01 --   359,650.00     670
  359,650.01 --   500,000.00     671
  500,000.01 -- 1,000,000.00     667
1,000,000.01 -- 1,300,000.00     724
---------------------------------------
TOTAL:                           668
=======================================

--------------------------------------------------------------------------------
                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------

                                                 % OF POOL                   WTD. AVG.                  WTD. AVG.
                                                 BY UNPAID                     GROSS      WTD. AVG.     ADJUSTED
                     NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL    COUPON   ORIGINAL LTV  ORIGINAL LTV    WTD. AVG.
MORTGAGE RATES (%)  OF LOANS       BALANCE      BALANCE (%)      BALANCE        (%)          (%)           (%)      CREDIT SCORE
--------------------------------------------------------------------------------------------------------------------------------

 4.990 --  4.999          2        $660,000.00        0.16     $330,000.00      4.990        80.00         80.0           680
 5.000 --  5.499         48      17,457,798.83        4.31      363,704.14      5.345        78.40         78.40          699
 5.500 --  5.999        291      98,062,541.92       24.23      336,984.68      5.811        79.80         79.80          677
 6.000 --  6.499        275      83,243,025.74       20.57      302,701.91      6.229        80.63         80.63          667
 6.500 --  6.999        420     118,914,400.35       29.39      283,129.52      6.725        81.83         81.83          667
 7.000 --  7.499        157      44,306,082.68       10.95      282,204.35      7.237        82.74         82.74          653
 7.500 --  7.999         94      25,924,621.06        6.41      275,793.84      7.710        84.51         84.51          647
 8.000 --  8.499         39       8,235,611.32        2.04      211,169.52      8.254        83.32         83.32          659
 8.500 --  8.999         22       4,589,352.45        1.13      208,606.93      8.743        85.29         85.29          651
 9.000 --  9.499          7       1,888,709.99        0.47      269,815.71      9.187        85.45         85.45          663
 9.500 --  9.999          3         687,440.23        0.17      229,146.74      9.610        91.50         91.50          633
10.000 -- 10.025          3         679,510.00        0.17      226,503.33     10.015        89.64         89.64          572
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                1,361    $404,649,094.57      100        $297,317.48      6.534        81.33         81.33          668
================================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------

                                                 % OF POOL
                                                 BY UNPAID                  WTD. AVG.                      WTD. AVG.
                                                 PRINCIPAL                    GROSS                        ADJUSTED    WTD. AVG.
                      NUMBER   UNPAID PRINCIPAL   BALANCE   AVG. PRINCIPAL    COUPON       WTD. AVG.     ORIGINAL LTV    CREDIT
ORIGINAL TERM (MOS)  OF LOANS       BALANCE         (%)         BALANCE        (%)     ORIGINAL LTV (%)       (%)        SCORE
--------------------------------------------------------------------------------------------------------------------------------

360                    1,361    $404,649,094.57     100       $297,317.48     6.534          81.33           81.33        668
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 1,361    $404,649,094.57     100       $297,317.48     6.534          81.33           81.33        668
================================================================================================================================

--------------------------------------------------------------------------------
                   DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------

                                                   % OF POOL                   WTD. AVG.                      WTD. AVG.
                                                   BY UNPAID                     GROSS                        ADJUSTED    WTD. AVG.
                       NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL    COUPON       WTD. AVG.     ORIGINAL LTV    CREDIT
REMAINING TERM (MOS)  OF LOANS       BALANCE      BALANCE (%)      BALANCE        (%)     ORIGINAL LTV (%)       (%)        SCORE
-----------------------------------------------------------------------------------------------------------------------------------

348 -- 359              1,361    $404,649,094.57      100        $297,317.48     6.534          81.33           81.33        668
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,361    $404,649,094.57      100        $297,317.48     6.534          81.33           81.33        668
===================================================================================================================================

--------------------------------------------------------------------------------
                            DISTRIBUTION BY SEASONING
--------------------------------------------------------------------------------

                                             % OF POOL
                                             BY UNPAID                  WTD. AVG.                      WTD. AVG.
                                             PRINCIPAL                    GROSS                        ADJUSTED
                  NUMBER   UNPAID PRINCIPAL   BALANCE   AVG. PRINCIPAL    COUPON       WTD. AVG.     ORIGINAL LTV    WTD. AVG.
SEASONING (MOS)  OF LOANS       BALANCE         (%)         BALANCE        (%)     ORIGINAL LTV (%)       (%)      CREDIT SCORE
-------------------------------------------------------------------------------------------------------------------------------

0 -- 6             1,323    $392,681,245.31    97.04      $296,811.22     6.524          81.29           81.29          668
7 -- 12               38      11,967,849.26     2.96       314,943.40     6.853          82.47           82.47          640
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:             1,361    $404,649,094.57     100       $297,317.48     6.534          81.33           81.33          668
===============================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------

                                                % OF POOL BY                                                WTD. AVG.
                                                   UNPAID                      WTD. AVG.                     ADJUSTED  WTD. AVG.
                   NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL    CREDIT
ORIGINAL LTVS (%)    LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)     SCORE
--------------------------------------------------------------------------------------------------------------------------------

36.88 --  40.00          2         $184,000.00         0.05      $92,000.00      5.776          37.33         37.33       636
40.01 --  45.00          1          161,567.00         0.04      161,567.00      6.175          44.63         44.63       684
45.01 --  50.00          2          435,000.00         0.11      217,500.00      5.478          47.28         47.28       741
50.01 --  55.00          5          949,500.00         0.23      189,900.00      6.895          52.59         52.59       639
55.01 --  60.00          6        1,522,790.03         0.38      253,798.34      5.990          57.90         57.9        677
60.01 --  65.00         12        3,732,610.68         0.92      311,050.89      6.058          63.43         63.43       669
65.01 --  70.00         18        4,568,734.97         1.13      253,818.61      6.456          68.18         68.18       636
70.01 --  75.00         38       13,539,013.01         3.35      356,289.82      6.174          73.60         73.6        646
75.01 --  80.00        993      290,168,616.84        71.71      292,214.12      6.455          79.88         79.88       674
80.01 --  85.00         66       21,059,130.39         5.2       319,077.73      6.469          84.25         84.25       654
85.01 --  90.00        145       46,752,681.06        11.55      322,432.28      6.942          89.72         89.72       652
90.01 --  95.00         70       20,512,450.59         5.07      293,035.01      7.141          94.57         94.57       652
95.01 -- 100.00          3        1,063,000.00         0.26      354,333.33      7.439         100.00        100.00       689
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:               1,361     $404,649,094.57       100        $297,317.48      6.534          81.33         81.33       668
================================================================================================================================

The weighted average Original LTV of the mortgage loans is 81.33%



--------------------------------------------------------------------------------
             DISTRIBUTION BY ADJUSTED ORIGINAL LOAN-TO-VALUE RATIOS*
--------------------------------------------------------------------------------

                                                     % OF POOL BY                                                WTD. AVG.
                                                        UNPAID                      WTD. AVG.                     ADJUSTED
ADJUSTED ORIGINAL LTVS  NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL
  (%)                     LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)    LTV (%)
--------------------------------------------------------------------------------------------------------------------------

36.88 --  40.00               2         $184,000.00         0.05      $92,000.00      5.776          37.33         37.33
40.01 --  45.00               1          161,567.00         0.04      161,567.00      6.175          44.63         44.63
45.01 --  50.00               2          435,000.00         0.11      217,500.00      5.478          47.28         47.28
50.01 --  55.00               5          949,500.00         0.23      189,900.00      6.895          52.59         52.59
55.01 --  60.00               6        1,522,790.03         0.38      253,798.34      5.990          57.90         57.90
60.01 --  65.00              12        3,732,610.68         0.92      311,050.89      6.058          63.43         63.43
65.01 --  70.00              18        4,568,734.97         1.13      253,818.61      6.456          68.18         68.18
70.01 --  75.00              38       13,539,013.01         3.35      356,289.82      6.174          73.6          73.60
75.01 --  80.00             993      290,168,616.84        71.71      292,214.12      6.455          79.88         79.88
80.01 --  85.00              66       21,059,130.39         5.20      319,077.73      6.469          84.25         84.25
85.01 --  90.00             145       46,752,681.06        11.55      322,432.28      6.942          89.72         89.72
90.01 --  95.00              70       20,512,450.59         5.07      293,035.01      7.141          94.57         94.57
95.01 -- 100.00               3        1,063,000.00         0.26      354,333.33      7.439         100.00        100.00
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,361     $404,649,094.57       100        $297,317.48      6.534          81.33         81.33
==========================================================================================================================

                        WTD. AVG.
ADJUSTED ORIGINAL LTVS    CREDIT
  (%)                     SCORE
---------------------------------

36.88 --  40.00             636
40.01 --  45.00             684
45.01 --  50.00             741
50.01 --  55.00             639
55.01 --  60.00             677
60.01 --  65.00             669
65.01 --  70.00             636
70.01 --  75.00             646
75.01 --  80.00             674
80.01 --  85.00             654
85.01 --  90.00             652
90.01 --  95.00             652
95.01 -- 100.00             689
---------------------------------
TOTAL:                      668
=================================

* The Loan-to-Value Ratios for second lien mortgages includes the principal balance at origination of the first lien mortgage.



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------

                                                % OF POOL BY                                                WTD. AVG.
                                                   UNPAID                      WTD. AVG.                     ADJUSTED  WTD. AVG.
                   NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL    CREDIT
COMBINED LTVS (%)    LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)     SCORE
--------------------------------------------------------------------------------------------------------------------------------

36.88 --  40.00          2         $184,000.00        0.05      $92,000.00       5.776          37.33         37.33       636
45.01 --  50.00          2          435,000.00        0.11      217,500.00       5.478          47.28         47.28       741
50.01 --  55.00          5          949,500.00        0.23      189,900.00       6.895          52.59         52.59       639
55.01 --  60.00          6        1,522,790.03        0.38      253,798.34       5.990          57.90         57.90       677
60.01 --  65.00         12        3,732,610.68        0.92      311,050.89       6.058          63.43         63.43       669
65.01 --  70.00         14        3,405,748.12        0.84      243,267.72       6.439          68.38         68.38       635
70.01 --  75.00         33       10,577,763.01        2.61      320,538.27       6.151          73.37         73.37       631
75.01 --  80.00         97       31,193,220.48        7.71      321,579.59       6.456          79.37         79.37       652
80.01 --  85.00         61       20,664,646.03        5.11      338,764.69       6.380          83.48         83.48       658
85.01 --  90.00        161       52,907,318.78       13.07      328,616.89       6.851          88.32         88.32       653
90.01 --  95.00        114       35,515,431.91        8.78      311,538.88       6.821          88.03         88.03       661
95.01 -- 100.00        854      243,561,065.53       60.19      285,200.31       6.476          80.06         80.06       677
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:               1,361     $404,649,094.57      100        $297,317.48       6.534          81.33         81.33       668
================================================================================================================================

--------------------------------------------------------------------------------
                         DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------

                                             % OF POOL BY                                                WTD. AVG.
                                                UNPAID                      WTD. AVG.                     ADJUSTED  WTD. AVG.
                NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL    CREDIT
OCCUPANCY TYPE    LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)     SCORE
-----------------------------------------------------------------------------------------------------------------------------

Primary             1,302   $391,202,697.21         96.68     $300,462.90       6.525             81.21      81.21        667
Investor               15      3,200,811.77          0.79      213,387.45       8.017             88.04      88.04        690
Second Home            44     10,245,585.59          2.53      232,854.22       6.412             83.97      83.97        697
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:              1,361   $404,649,094.57           100     $297,317.48       6.534             81.33      81.33        668
=============================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                             % OF POOL BY                                                WTD. AVG.
                                                UNPAID                      WTD. AVG.                     ADJUSTED  WTD. AVG.
                NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL    CREDIT
PROPERTY TYPES    LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)     SCORE
-----------------------------------------------------------------------------------------------------------------------------

1 FAMILY              941   $282,986,884.79        $69.93      300,729.95       6.547             81.13      81.13        668
PUD                   195     61,656,552.08         15.24      316,187.45       6.582             82.18      82.18        665
CONDO                 187     47,456,900.39         11.73      253,780.22       6.305             81.36      81.36        672
2 -- 4 FAM             38     12,548,757.31          3.10      330,230.46       6.876             81.46      81.46        662
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:              1,361   $404,649,094.57        100        $297,317.48       6.534             81.33      81.33        668
=============================================================================================================================

--------------------------------------------------------------------------------
                          DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------

                                                  % OF POOL BY                                                WTD. AVG.
                                                     UNPAID                      WTD. AVG.                     ADJUSTED  WTD. AVG.
                     NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL    CREDIT
LOAN PURPOSE           LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)     SCORE
----------------------------------------------------------------------------------------------------------------------------------

Cash out Refinance         472   $144,971,116.72         35.83     $307,142.20       6.529             82.09      82.09        651
Purchase                   861    251,235,811.35         62.09      291,795.37       6.540             80.78      80.78        678
Rate-Term Refinance         28      8,442,166.50          2.09      301,505.95       6.429             84.55      84.55        656
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,361   $404,649,094.57        100        $297,317.48       6.534             81.33      81.33        668
==================================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY DOCUMENT TYPE
--------------------------------------------------------------------------------

DOCUMENT TYPE                                          % OF POOL BY                                                WTD. AVG.
(INCOME-ASSETS-                                           UNPAID                      WTD. AVG.                     ADJUSTED
EMPLOYEMENT               NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL
VERIFICATION)               LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)
----------------------------------------------------------------------------------------------------------------------------

Full-Full-Verified              554   $154,582,656.07         38.20     $279,030.07       6.292             81.54      81.54
Full-Limited-Verified            78     22,395,610.36          5.53      287,123.21       6.473             81.12      81.12
Limited-Full-Verified            33      9,906,970.82          2.45      300,211.24       6.392             83.03      83.03
Limited-Limited-Verified         31     10,021,304.24          2.48      323,267.88       6.821             81.45      81.45
None-Full-None                    1        206,097.00          0.05      206,097.00       7.875             95.00      95.00
None-Full-Verified              217     68,246,848.42         16.87      314,501.61       6.661             80.28      80.28
None-None-None                    9      1,997,499.70          0.49      221,944.41       8.446             83.25      83.25
None-Stated-Verified              1        234,000.00          0.06      234,000.00       7.375             90.00      90.00
Reduced-Full-Verified           165     56,335,815.68         13.92      341,429.19       6.213             81.62      81.62
Stated-Full-Verified             78     27,059,438.26          6.69      346,915.88       6.505             80.59      80.59
Stated-Limited-Verified          81     23,270,738.34          5.75      287,293.07       7.226             82.68      82.68
Stated-None-Verified            112     30,023,115.68          7.42      268,063.53       7.433             80.82      80.82
Stated-Stated-Verified            1        369,000.00          0.09      369,000.00       6.990             90.00      90.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,361   $404,649,094.57           100     $297,317.48       6.534             81.33      81.33
============================================================================================================================

DOCUMENT TYPE
(INCOME-ASSETS-           WTD. AVG.
EMPLOYEMENT                 CREDIT
VERIFICATION)               SCORE
-----------------------------------

Full-Full-Verified              659
Full-Limited-Verified           637
Limited-Full-Verified           658
Limited-Limited-Verified        653
None-Full-None                  624
None-Full-Verified              701
None-None-None                  702
None-Stated-Verified            714
Reduced-Full-Verified           663
Stated-Full-Verified            672
Stated-Limited-Verified         654
Stated-None-Verified            676
Stated-Stated-Verified          662
-----------------------------------
TOTAL:                          668
===================================

--------------------------------------------------------------------------------
                            DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------

                                          % OF POOL BY
                                             UNPAID                      WTD. AVG.                        WTD. AVG.     WTD. AVG.
             NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.         ADJUSTED        CREDIT
LIEN TYPE      LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)  ORIGINAL LTV (%)    SCORE
---------------------------------------------------------------------------------------------------------------------------------

First Liens      1,361   $404,649,094.57           100     $297,317.48       6.534             81.33             81.33        668
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:           1,361   $404,649,094.57           100     $297,317.48       6.534             81.33             81.33        668
=================================================================================================================================

--------------------------------------------------------------------------------
                           DISTRIBUTION BY INDEX TYPE
--------------------------------------------------------------------------------

                                            % OF POOL BY
                                               UNPAID                      WTD. AVG.                        WTD. AVG.     WTD. AVG.
               NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.         ADJUSTED        CREDIT
INDEX TYPE       LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)  ORIGINAL LTV (%)    SCORE
-----------------------------------------------------------------------------------------------------------------------------------

6 Month Libor      1,354   $402,622,026.59         99.50     $297,357.48       6.534             81.35             81.35        668
Fixed                  7      2,027,067.98          0.50      289,581.14       6.543             77.36             77.36        679
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:             1,361   $404,649,094.57        100        $297,317.48       6.534             81.33             81.33        668
===================================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DISTRIBUTION BY STATE
--------------------------------------------------------------------------------

                                                   % OF POOL BY                                                WTD. AVG.
                                                      UNPAID                      WTD. AVG.                     ADJUSTED  WTD. AVG.
                      NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL    CREDIT
STATE                   LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)     SCORE
-----------------------------------------------------------------------------------------------------------------------------------

California                  705   $249,003,130.48         61.54     $353,195.93       6.361             80.87      80.87        670
Florida                     104     23,010,815.96          5.69      221,257.85       6.72              81.72      81.72        675
Maryland                     71     17,867,963.27          4.42      251,661.45       6.643             81.12      81.12        672
Virginia                     41     13,202,518.59          3.26      322,012.65       6.911             80.98      80.98        666
New York                     35     12,771,919.43          3.16      364,911.98       6.711             81.27      81.27        674
Washington                   57     12,006,155.74          2.97      210,634.31       6.733             81.63      81.63        651
Nevada                       41     11,223,161.21          2.77      273,735.64       6.656             82.12      82.12        661
Arizona                      45      9,888,645.88          2.44      219,747.69       7.00              82.28      82.28        658
Massachusetts                22      6,645,670.00          1.64      302,075.91       6.541             81.34      81.34        686
New Jersey                   26      6,574,741.41          1.62      252,874.67       7.11              82.68      82.68        656
Georgia                      21      4,514,110.78          1.12      214,957.66       7.626             83.32      83.32        652
Illinois                     22      4,239,670.36          1.05      192,712.29       6.541             84.15      84.15        660
Colorado                     21      3,875,507.34          0.96      184,547.97       6.901             81.61      81.61        643
Texas                        16      2,870,188.30          0.71      179,386.77       7.287             82.60      82.6         654
Connecticut                  11      2,856,600.00          0.71      259,690.91       6.444             79.21      79.21        659
Oregon                       14      2,630,341.26          0.65      187,881.52       6.373             82.90      82.9         663
Pennsylvania                 11      2,461,400.00          0.61      223,763.64       7.291             86.45      86.45        644
North Carolina               16      2,290,607.69          0.57      143,162.98       7.173             84.42      84.42        654
Kansas                        6      1,610,944.88          0.40      268,490.81       6.702             81.87      81.87        657
Michigan                      9      1,538,939.17          0.38      170,993.24       6.75              80.88      80.88        645
Idaho                         8      1,503,682.00          0.37      187,960.25       7.245             85.98      85.98        638
Utah                          5      1,426,425.00          0.35      285,285.00       6.654             86.06      86.06        677
Minnesota                     4      1,405,300.00          0.35      351,325.00       6.582             91.90      91.9         683
Ohio                          6      1,288,310.23          0.32      214,718.37       7.30              81.44      81.44        652
Rhode Island                  6      1,129,730.54          0.28      188,288.42       6.709             82.71      82.71        699
Wisconsin                     6      1,111,602.06          0.27      185,267.01       7.085             81.34      81.34        633
District of Columbia          3        997,819.99          0.25      332,606.66       7.13              82.84      82.84        644
Mississippi                   5        911,650.00          0.23      182,330.00       6.867             84.15      84.15        616
Tennessee                     4        669,840.00          0.17      167,460.00       7.136             87.46      87.46        647
New Mexico                    3        659,863.00          0.16      219,954.33       6.60              81.89      81.89        652
South Carolina                3        495,050.00          0.12      165,016.67       6.462             75.23      75.23        634
Iowa                          2        392,520.00          0.10      196,260.00       7.822             80.00      80.00        628
New Hampshire                 2        359,370.00          0.09      179,685.00       6.811             82.33      82.33        654
Missouri                      3        281,400.00          0.07       93,800.00       6.827             82.49      82.49        710
Oklahoma                      2        255,350.00          0.06      127,675.00       7.939             91.10      91.10        647
Indiana                       1        180,500.00          0.04      180,500.00       6.50              95.00      95.00        650
Montana                       1        156,800.00          0.04      156,800.00       6.451             80.00      80.00        757
Louisiana                     1        137,600.00          0.03      137,600.00       6.85              80.00      80.00        627
Maine                         1        114,000.00          0.03      114,000.00       6.75              75.00      75.00        585
Delaware                      1         89,250.00          0.02       89,250.00       7.50              85.00      85.00        594
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,361   $404,649,094.57        100        $297,317.48       6.534             81.33      81.33        668
===================================================================================================================================



                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice
(and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        PREPAY PENALTY FOR MORTGAGE LOANS
--------------------------------------------------------------------------------

                                                 % OF POOL BY                                                WTD. AVG.
                                                    UNPAID                      WTD. AVG.                     ADJUSTED  WTD. AVG.
                    NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL    CREDIT
PREPAY PENALTY        LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)     SCORE
---------------------------------------------------------------------------------------------------------------------------------

Has Prepay Penalty      1,029   $312,526,257.69         77.23     $303,718.42       6.413             81.20      81.20        668
No Prepay Penalty         332     92,122,836.88         22.77      277,478.42       6.943             81.76      81.76        666
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,361   $404,649,094.57        100        $297,317.48       6.534             81.33      81.33        668
=================================================================================================================================

--------------------------------------------------------------------------------
                        PREPAY TERM FOR MORTGAGE LOANS
--------------------------------------------------------------------------------

                                                   % OF POOL BY                                                WTD. AVG.
                                                      UNPAID                      WTD. AVG.                     ADJUSTED   WTD. AVG.
PREPAY TERM           NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL    GROSS       WTD. AVG.        ORIGINAL    CREDIT
(MOS)                   LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)    LTV (%)     SCORE
-----------------------------------------------------------------------------------------------------------------------------

 0 -- 0                  332       $92,122,836.88       22.77     $277,478.42       6.943          81.76         81.76       666
 0 -- 12                  69        23,476,605.51        5.80      340,240.66       6.525          79.95         79.95       678
13 -- 24                 845       253,320,884.09       62.6       299,788.03       6.424          81.33         81.33       666
25 -- 36                 110        33,815,368.86        8.36      307,412.44       6.252          81.22         81.22       679
37 -- 60                   5         1,913,399.23        0.47      382,679.85       6.551          79.26         79.26       661
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  1,361     $404,649,094.57      100        $297,317.48       6.534          81.33         81.33       668
===================================================================================================================================



                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice
(and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY FICO SCORES
--------------------------------------------------------------------------------

                                          % OF POOL BY                                                WTD. AVG.
                                             UNPAID                      WTD. AVG.                     ADJUSTED  WTD. AVG.
             NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL    CREDIT
FICO SCORES    LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)     SCORE
--------------------------------------------------------------------------------------------------------------------------

508 -- 524         4       $1,239,100.00        0.31      $309,775.00       7.548          79.74         79.74       514
550 -- 574         6        1,787,013.70        0.44       297,835.62       7.048          82.57         82.57       564
575 -- 599        81       20,507,233.33        5.07       253,175.72       6.886          82.22         82.22       591
600 -- 624       201       55,698,223.71       13.76       277,105.59       6.802          82.15         82.15       613
625 -- 649       263       74,727,453.73       18.47       284,134.81       6.551          81.55         81.55       637
650 -- 674       258       80,838,095.95       19.98       313,325.95       6.526          81.23         81.23       662
675 -- 699       233       72,593,044.88       17.94       311,558.13       6.439          81.11         81.11       687
700 -- 724       143       45,626,437.32       11.28       319,066.00       6.375          80.50         80.50       711
725 -- 749        89       27,444,657.99        6.78       308,366.94       6.261          81.14         81.14       737
750 -- 774        54       16,405,492.82        4.05       303,805.42       6.397          80.36         80.36       761
775 -- 799        22        6,188,741.14        1.53       281,306.42       6.444          82.61         82.61       784
800 -- 806         7        1,593,600.00        0.39       227,657.14       6.238          77.59         77.59       803
--------------------------------------------------------------------------------------------------------------------------
TOTAL:         1,361     $404,649,094.57      100         $297,317.48       6.534          81.33         81.33       668
==========================================================================================================================


--------------------------------------------------------------------------------
                         DISTRIBUTION BY DEBT TO INCOME
--------------------------------------------------------------------------------

                                                 % OF POOL BY                                                WTD. AVG.
                                                    UNPAID                      WTD. AVG.                     ADJUSTED  WTD. AVG.
                    NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL    CREDIT
DEBT TO INCOME (%)    LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)     SCORE
---------------------------------------------------------------------------------------------------------------------------------

 0.00 -- 25.00           92      $28,735,001.26         7.10     $312,336.97      6.446          80.58         80.58       676
25.01 -- 30.00           72       20,548,778.95         5.08      285,399.71      6.408          81.04         81.04       674
30.01 -- 35.00          173       48,086,320.26        11.88      277,955.61      6.463          80.14         80.14       672
35.01 -- 40.00          297       85,473,963.64        21.12      287,791.12      6.496          81.43         81.43       671
40.01 -- 45.00          398      120,873,357.14        29.87      303,701.90      6.550          81.50         81.50       664
45.01 -- 50.00          288       90,544,112.69        22.38      314,389.28      6.652          81.78         81.78       661
50.01 -- 55.00           36        9,373,360.63         2.32      260,371.13      6.569          83.34         83.34       663
55.01 -- 60.00            4          880,600.00         0.22      220,150.00      5.431          77.11         77.11       753
60.01 -- 62.03            1          133,600.00         0.03      133,600.00      5.75           80.00         80.00       688
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                1,361     $404,649,094.57       100        $297,317.48      6.534          81.33         81.33       668
=================================================================================================================================



                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice
(and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DISTRIBUTION BY MARGINS
--------------------------------------------------------------------------------

                                             % OF POOL BY                                                WTD. AVG.
                                                UNPAID                      WTD. AVG.                     ADJUSTED  WTD. AVG.
                NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL    CREDIT
MARGINS (%)       LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)     SCORE
-----------------------------------------------------------------------------------------------------------------------------

2.000 -- 2.500        1         $213,000.00         0.05     $213,000.00      7.25           85.23         85.23       614
2.501 -- 3.000        2          864,500.00         0.21      432,250.00      6.635          79.86         79.86       638
3.001 -- 3.500        1          343,000.00         0.09      343,000.00      6.50           65.96         65.96       591
3.501 -- 4.000        3          748,980.00         0.19      249,660.00      7.11           90.00         90.00       675
4.001 -- 4.500       25        6,917,865.30         1.72      276,714.61      6.116          81.57         81.57       682
4.501 -- 5.000       44       14,431,414.00         3.58      327,986.68      5.747          79.15         79.15       668
5.001 -- 5.500      224       69,158,847.99        17.18      308,744.86      6.041          79.90         79.90       674
5.501 -- 6.000      510      152,674,046.87        37.92      299,360.88      6.566          80.67         80.67       665
6.001 -- 6.500      282       82,942,471.08        20.6       294,122.24      6.605          81.54         81.54       670
6.501 -- 7.000      173       49,089,390.19        12.19      283,753.70      6.945          83.72         83.72       663
7.001 -- 7.500       51       15,707,085.07         3.90      307,982.06      7.054          84.33         84.33       660
7.501 -- 8.000       31        7,867,571.09         1.95      253,792.62      7.314          86.68         86.68       668
8.001 -- 8.500        5        1,153,905.00         0.29      230,781.00      8.212          89.25         89.25       651
8.501 -- 8.875        2          509,950.00         0.13      254,975.00      7.484          86.18         86.18       622
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:            1,354     $402,622,026.59       100        $297,357.48      6.534          81.35         81.35       668
=============================================================================================================================


--------------------------------------------------------------------------------
                     DISTRIBUTION BY NEXT RATE CHANGE DATES
--------------------------------------------------------------------------------

                                                     % OF POOL BY                                                WTD. AVG.
                                                        UNPAID                      WTD. AVG.                     ADJUSTED
                        NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL
NEXT RATE CHANGE DATES    LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)
--------------------------------------------------------------------------------------------------------------------------

2005-07 to 2005-12            1         $413,600.00       0.10     $413,600.00       6.375          88.00         88.00
2006-07 to 2006-12            4          766,610.00       0.19      191,652.50       7.079          81.68         81.68
2007-01 to 2007-06          962      285,023,019.46      70.79      296,281.73       6.646          81.56         81.56
2007-07 to 2007-12          202       59,193,174.43      14.70      293,035.52       6.298          80.59         80.59
2008-01 to 2008-06           42       10,451,891.69       2.60      248,854.56       6.480          81.17         81.17
2008-07 to 2008-12           18        6,009,332.00       1.49      333,851.78       6.255          82.04         82.04
2010-01 to 2010-06           80       27,272,221.43       6.77      340,902.77       6.156          80.77         80.77
2010-07 to 2010-12           45       13,492,177.58       3.35      299,826.17       6.103          80.97         80.97
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,354     $402,622,026.59     100        $297,357.48       6.534          81.35         81.35
==========================================================================================================================

                        WTD. AVG.
                          CREDIT
NEXT RATE CHANGE DATES    SCORE
---------------------------------

2005-07 to 2005-12         639
2006-07 to 2006-12         620
2007-01 to 2007-06         665
2007-07 to 2007-12         669
2008-01 to 2008-06         660
2008-07 to 2008-12         688
2010-01 to 2010-06         679
2010-07 to 2010-12         679
---------------------------------
TOTAL:                     668
=================================

                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice
(and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                     DISTRIBUTION BY MAXIMUM MORTGAGE RATES
--------------------------------------------------------------------------------

                                                % OF POOL BY                                                WTD. AVG.
                                                   UNPAID                      WTD. AVG.                     ADJUSTED  WTD. AVG.
                   NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL    CREDIT
MAXIMUM RATES (%)    LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)     SCORE
--------------------------------------------------------------------------------------------------------------------------------

11.250 -- 11.500         9       $2,602,609.97         0.65      $289,178.89      5.292          80.62         80.62       695
11.501 -- 12.000        82       29,128,644.62         7.23       355,227.37      5.559          78.43         78.43       684
12.001 -- 12.500       322      106,610,805.58        26.48       331,089.46      5.918          80.02         80.02       674
12.501 -- 13.000       332       98,704,904.32        24.52       297,303.93      6.395          81.08         81.08       667
13.001 -- 13.500       285       78,836,798.92        19.58       276,620.35      6.803          82.42         82.42       665
13.501 -- 14.000       138       41,014,874.07        10.19       297,209.23      7.183          83.50         83.50       663
14.001 -- 14.500        89       24,440,361.82         6.07       274,610.81      7.532          82.76         82.76       649
14.501 -- 15.000        46       10,616,219.32         2.64       230,787.38      7.917          83.25         83.25       647
15.001 -- 15.500        28        5,201,269.30         1.29       185,759.62      8.438          83.71         83.71       658
15.501 -- 16.000        14        3,180,144.45         0.79       227,153.18      8.894          81.45         81.45       657
16.001 -- 16.500         6        1,837,943.99         0.46       306,324.00      9.365          88.06         88.06       638
16.501 -- 17.000         3          447,450.23         0.11       149,150.08      9.813          88.18         88.18       641
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:               1,354     $402,622,026.59       100         $297,357.48      6.534          81.35         81.35       668
================================================================================================================================


--------------------------------------------------------------------------------
                     DISTRIBUTION BY MINIMUM MORTGAGE RATES
--------------------------------------------------------------------------------

                                                % OF POOL BY                                                WTD. AVG.
                                                   UNPAID                      WTD. AVG.                     ADJUSTED  WTD. AVG.
                   NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL    CREDIT
MINIMUM RATES (%)    LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)     SCORE
--------------------------------------------------------------------------------------------------------------------------------

 2.000 --  2.500         1         $213,000.00         0.05     $213,000.00       7.250          85.23         85.23       614
 2.501 --  3.000         1          432,000.00         0.11      432,000.00       6.500          80.00         80.00       635
 3.001 --  3.500         1          343,000.00         0.09      343,000.00       6.500          65.96         65.96       591
 4.501 --  5.000         7        2,384,021.89         0.59      340,574.56       5.464          80.75         80.75       683
 5.001 --  5.500        75       26,257,786.26         6.52      350,103.82       5.494          78.47         78.47       687
 5.501 --  6.000       310      104,493,135.60        25.95      337,074.63       5.929          80.03         80.03       675
 6.001 --  6.500       330       96,451,773.32        23.96      292,278.10       6.321          80.81         80.81       667
 6.501 --  7.000       333       93,460,803.92        23.21      280,663.07       6.799          82.30         82.30       666
 7.001 --  7.500       148       41,112,500.54        10.21      277,787.17       7.268          82.84         82.84       656
 7.501 --  8.000        79       22,238,831.07         5.52      281,504.19       7.720          84.61         84.61       645
 8.001 --  8.500        39        8,175,629.32         2.03      209,631.52       8.275          83.44         83.44       660
 8.501 --  9.000        17        3,803,884.45         0.94      223,757.91       8.770          84.43         84.43       654
 9.001 --  9.500         8        2,257,309.99         0.56      282,163.75       9.238          87.01         87.01       654
 9.501 -- 10.000         4          597,450.23         0.15      149,362.56       9.860          84.87         84.87       610
10.001 -- 10.025         1          400,900.00         0.10      400,900.00      10.025          95.00         95.00       587
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:               1,354     $402,622,026.59       100        $297,357.48       6.534          81.35         81.35       668
================================================================================================================================


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY INITIAL PERIODIC RATE CAPS
--------------------------------------------------------------------------------

                                                    % OF POOL BY                                                WTD. AVG.
                                                       UNPAID                      WTD. AVG.                     ADJUSTED
INITIAL PERIODIC RATE  NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL
CAPS (%)                 LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)
-------------------------------------------------------------------------------------------------------------------------

1.000 -- 1.000              10       $1,937,855.63         0.48     $193,785.56      6.665          78.33         78.33
1.001 -- 1.500              67       19,537,644.90         4.85      291,606.64      6.799          81.28         81.28
1.501 -- 2.000              16        5,125,218.45         1.27      320,326.15      6.533          80.58         80.58
2.501 -- 3.000           1,167      344,418,221.91        85.54      295,131.30      6.562          81.41         81.41
4.501 -- 5.000              93       31,493,485.70         7.82      338,639.63      6.057          81.01         81.01
6.001 -- 6.500               1          109,600.00         0.03      109,600.00      7.400          80.00         80.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                   1,354     $402,622,026.59       100        $297,357.48      6.534          81.35         81.35
=========================================================================================================================

                       WTD. AVG.
INITIAL PERIODIC RATE    CREDIT
CAPS (%)                 SCORE
--------------------------------

1.000 -- 1.000            651
1.001 -- 1.500            672
1.501 -- 2.000            642
2.501 -- 3.000            666
4.501 -- 5.000            684
6.001 -- 6.500            688
--------------------------------
TOTAL:                    668
================================

--------------------------------------------------------------------------------
                  DISTRIBUTION BY SUBSEQUENT PERIODIC RATE CAPS
--------------------------------------------------------------------------------

                                                  % OF POOL BY                                                WTD. AVG.
                                                     UNPAID                      WTD. AVG.                     ADJUSTED  WTD. AVG.
SUBSEQUENT PERIODIC  NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL    CREDIT
RATE CAPS (%)          LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)     SCORE
----------------------------------------------------------------------------------------------------------------------------------

1.000                  1,301     $386,908,243.99        96.10     $297,392.96      6.519          81.38         81.38       667
1.500                     52       15,639,832.60         3.88      300,766.01      6.898          80.48         80.48       677
2.000                      1           73,950.00         0.02       73,950.00      6.500          85.00         85.00       653
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 1,354     $402,622,026.59       100        $297,357.48      6.534          81.35         81.35       668
==================================================================================================================================

--------------------------------------------------------------------------------
                               DISTRIBUTION BY IO
--------------------------------------------------------------------------------

                                        % OF POOL BY                                                WTD. AVG.
                                           UNPAID                      WTD. AVG.                     ADJUSTED  WTD. AVG.
           NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL    CREDIT
IO TERM      LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)     SCORE
------------------------------------------------------------------------------------------------------------------------

60           1,300     $387,485,922.64      95.76       $298,066.09      6.538          81.36         81.36       668
120             61       17,163,171.93       4.24        281,363.47      6.438          80.69         80.69       660
------------------------------------------------------------------------------------------------------------------------
TOTAL:       1,361     $404,649,094.57     100          $297,317.48      6.534          81.33         81.33       668
========================================================================================================================

--------------------------------------------------------------------------------
                            DISTRIBUTION BY SERVICER
--------------------------------------------------------------------------------

                                          % OF POOL BY                                                WTD. AVG.
                                             UNPAID                      WTD. AVG.                     ADJUSTED  WTD. AVG.
             NUMBER OF  UNPAID PRINCIPAL    PRINCIPAL   AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL    CREDIT
SERVICER       LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)     SCORE
--------------------------------------------------------------------------------------------------------------------------

Chase            263      $70,476,950.02      17.42       $267,973.19       7.213          81.52         81.52       660
Countrywide    1,038      314,305,928.50      77.67        302,799.55       6.370          81.28         81.28       671
HomeEQ            60       19,866,216.05       4.91        331,103.60       6.717          81.43         81.43       642
--------------------------------------------------------------------------------------------------------------------------
TOTAL:         1,361     $404,649,094.57     100          $297,317.48       6.534          81.33         81.33       668
==========================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                     THE MORTGAGE LOANS (GROUP I COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                      $500,189,102.58
NUMBER OF MORTGAGE LOANS:                                2,976
AVERAGE SCHEDULED PRINCIPAL BALANCE:                  $168,074.30
WEIGHTED AVERAGE GROSS COUPON:                               7.221%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE4:                   649
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                        74.62%
WEIGHTED AVERAGE ADJUSTED ORIGINAL LTV RATIO1:              82.55%
WEIGHTED AVERAGE COMBINED LTV RATIO2:                       94.03%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):           338
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                   341
WEIGHTED AVERAGE ROLL TERM3 (MONTHS):                       23
WEIGHTED AVERAGE GROSS MARGIN3:                              6.203%
WEIGHTED AVERAGE INITIAL RATE CAP3:                          2.910%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE3:              13.349%
WEIGHTED AVERAGE GROSS MINIMUM LIFETIME RATE3:               6.802%
WEIGHTED AVERAGE SEASONING                                   3
WEIGHTED AVERAGE ORIGINATION DATE                    5/22/2005
WEIGHTED AVERAGE FIRST ADJUSTMENT DATE               7/17/2007
WEIGHTED AVERAGE NEXT ADJUSTMENT DATE                7/17/2007
INTEREST ONLY LOANS:                                        27.03%
SECOND LIEN LOANS:                                           9.92%

(1) Adjusted Original LTV = For First Lien Loans: (Original Balance) / (lower of: Sales Price or Appraisal). For Second Lien Loans: (Original Balance + where applicable: Additional Lien Balance) / (lower of: Sales Price or Appraisal).

(2) Combined LTV = (Original Balance + where applicable: Senior Lien Balance or Junior Lien Balance) / (lower of: Sales Price or Appraisal)

(3) Includes adjustable-rate Mortgage Loans only.

(4) Does not include loans with no credit score available.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                     THE MORTGAGE LOANS (GROUP I COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------

                                                                                                                     WTD. AVG.
                                                  % OF POOL BY UNPAID                   WTD. AVG.                     ADJUSTED
                     NUMBER OF  UNPAID PRINCIPAL       PRINCIPAL       AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL
PRODUCT TYPE           LOANS         BALANCE          BALANCE (%)          BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)
------------------------------------------------------------------------------------------------------------------------------

2/28 40/30 BALLOON       379      $91,089,771.52          18.21          $240,342.41       6.725          80.38         80.38
2/28 ARM                 925      175,285,059.60          35.04           189,497.36       7.080          81.32         81.32
2/28 ARM (IO)            544      125,703,182.93          25.13           231,072.03       6.632          81.30         81.30
3/27 40/30 BALLOON        10        2,269,674.05           0.45           226,967.41       6.513          82.06         82.06
3/27 ARM                  43        8,315,305.74           1.66           193,379.20       6.848          81.86         81.86
3/27 ARM (IO)             23        5,788,353.88           1.16           251,667.56       6.383          80.79         80.79
5/25 40/30 BALLOON         9        1,509,753.67           0.30           167,750.41       6.758          76.42         76.42
5/25 ARM                  19        4,341,972.60           0.87           228,524.87       6.379          76.36         76.36
5/25 ARM (IO)             16        3,697,335.00           0.74           231,083.44       6.291          83.75         83.75
ARM                        3          665,553.01           0.13           221,851.00       6.945          79.54         79.54
ARM 40/30 BALLOON          1          292,323.88           0.06           292,323.88       7.900          90.00         90.00
FIXED                    240       31,994,434.60           6.40           133,310.14       7.663          71.54         77.27
FIXED 30/15 BALLOON      755       47,302,445.00           9.46            62,652.25      10.328          19.65         99.60
FIXED 40/30 BALLOON        9        1,933,937.10           0.39           214,881.90       7.391          73.49         73.49
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,976     $500,189,102.58         100.00          $168,074.30       7.221          74.62         82.55
==============================================================================================================================

                     WTD. AVG.
                       CREDIT
PRODUCT TYPE           SCORE
------------------------------

2/28 40/30 BALLOON      638
2/28 ARM                640
2/28 ARM (IO)           668
3/27 40/30 BALLOON      644
3/27 ARM                647
3/27 ARM (IO)           684
5/25 40/30 BALLOON      630
5/25 ARM                681
5/25 ARM (IO)           674
ARM                     795
ARM 40/30 BALLOON       619
FIXED                   607
FIXED 30/15 BALLOON     668
FIXED 40/30 BALLOON     585
------------------------------
TOTAL:                  649
==============================

--------------------------------------------------------------------------------
                           DISTRIBUTION BY ORIGINATOR
--------------------------------------------------------------------------------

                                                                                                               WTD. AVG.
                                            % OF POOL BY UNPAID                   WTD. AVG.                     ADJUSTED  WTD. AVG.
               NUMBER OF  UNPAID PRINCIPAL       PRINCIPAL       AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL    CREDIT
ORIGINATOR       LOANS         BALANCE          BALANCE (%)          BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)     SCORE
-----------------------------------------------------------------------------------------------------------------------------------

ACCREDITED          88      $19,571,272.07           3.91          $222,400.82       7.277          79.73         79.73       651
FIRST HORIZON      173       30,525,659.80           6.10           176,448.90       7.671          81.99         81.99       647
IMPAC               62       12,246,647.28           2.45           197,526.57       7.296          80.00         80.24       623
Mortgage IT        134       23,932,233.69           4.78           178,598.76       7.285          80.43         82.59       639
WMC              2,519      413,913,289.74          82.75           164,316.51       7.180          73.34         82.79       650
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:           2,976     $500,189,102.58         100.00          $168,074.30       7.221          74.62         82.55       649
===================================================================================================================================



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                     THE MORTGAGE LOANS (GROUP I COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE*
--------------------------------------------------------------------------------

                                                                                                                         WTD. AVG.
                                                      % OF POOL BY UNPAID                   WTD. AVG.                     ADJUSTED
                         NUMBER OF  UNPAID PRINCIPAL       PRINCIPAL       AVG. PRINCIPAL     GROSS        WTD. AVG.      ORIGINAL
RANGE ($)                  LOANS         BALANCE          BALANCE (%)          BALANCE     COUPON (%)  ORIGINAL LTV (%)   LTV (%)
----------------------------------------------------------------------------------------------------------------------------------

 13,500.00 --  25,000.00      73       $1,441,557.15           0.29           $19,747.36      10.292          19.48         96.98
 25,000.01 --  50,000.00     265       10,207,907.17           2.04            38,520.40      10.400          26.17         96.93
 50,000.01 --  75,000.00     342       21,609,432.27           4.32            63,185.47       9.782          36.28         94.74
 75,000.01 -- 100,000.00     302       26,428,725.79           5.28            87,512.34       8.908          49.86         89.56
100,000.01 -- 125,000.00     212       23,693,838.80           4.74           111,763.39       7.966          64.49         85.35
125,000.01 -- 150,000.00     201       27,579,606.62           5.51           137,211.97       7.618          72.35         82.46
150,000.01 -- 175,000.00     226       36,718,746.45           7.34           162,472.33       7.010          79.05         79.74
175,000.01 -- 200,000.00     235       43,909,486.71           8.78           186,848.88       7.014          80.18         80.64
200,000.01 -- 225,000.00     213       45,443,423.68           9.09           213,349.41       6.932          81.42         81.42
225,000.01 -- 250,000.00     193       45,956,475.83           9.19           238,116.46       6.723          80.15         80.15
250,000.01 -- 275,000.00     194       50,960,705.59          10.19           262,684.05       6.696          80.62         80.62
275,000.01 -- 300,000.00     187       53,674,662.86          10.73           287,030.28       6.721          81.26         81.26
300,000.01 -- 359,650.00     297       97,152,471.97          19.42           327,112.70       6.687          81.08         81.08
359,650.01 -- 500,000.00      32       13,111,043.47           2.62           409,720.11       6.688          80.36         80.36
500,000.01 -- 648,000.00       4        2,301,018.22           0.46           575,254.56       7.222          85.94         85.94
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     2,976     $500,189,102.58         100.00          $168,074.30      7.221          74.62         82.55
==================================================================================================================================

                         WTD. AVG.
                           CREDIT
RANGE ($)                  SCORE
----------------------------------

 13,500.00 --  25,000.00     646
 25,000.01 --  50,000.00     653
 50,000.01 --  75,000.00     649
 75,000.01 -- 100,000.00     653
100,000.01 -- 125,000.00     651
125,000.01 -- 150,000.00     637
150,000.01 -- 175,000.00     635
175,000.01 -- 200,000.00     641
200,000.01 -- 225,000.00     640
225,000.01 -- 250,000.00     646
250,000.01 -- 275,000.00     650
275,000.01 -- 300,000.00     654
300,000.01 -- 359,650.00     657
359,650.01 -- 500,000.00     664
500,000.01 -- 648,000.00     653
----------------------------------
TOTAL:                       649
==================================


*  All weighted averages based on Unpaid Principal Balance.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                     THE MORTGAGE LOANS (GROUP I COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------

                                                       % OF POOL                                             WTD. AVG.
                                          UNPAID       BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                          NUMBER OF     PRINCIPAL      PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
RANGE ($)                   LOANS        BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
---------------------------------------------------------------------------------------------------------------------------------

 13,475.89 --  25,000.00       73      $1,441,557.15       0.29       $19,747.36      10.292        19.48       96.98       646
 25,000.01 --  50,000.00      265      10,207,907.17       2.04        38,520.40      10.400        26.17       96.93       653
 50,000.01 --  75,000.00      342      21,609,432.27       4.32        63,185.47       9.782        36.28       94.74       649
 75,000.01 -- 100,000.00      304      26,605,184.07       5.32        87,517.05       8.905        49.90       89.55       653
100,000.01 -- 125,000.00      212      23,718,824.95       4.74       111,881.25       7.972        64.56       85.40       650
125,000.01 -- 150,000.00      201      27,604,509.16       5.52       137,335.87       7.621        72.39       82.49       637
150,000.01 -- 175,000.00      225      36,568,900.76       7.31       162,528.45       7.002        78.98       79.68       635
175,000.01 -- 200,000.00      235      44,032,480.21       8.80       187,372.26       7.008        80.28       80.60       641
200,000.01 -- 225,000.00      212      45,243,928.90       9.05       213,414.76       6.932        81.43       81.43       640
225,000.01 -- 250,000.00      194      46,206,334.60       9.24       238,176.98       6.724        80.17       80.17       646
250,000.01 -- 275,000.00      199      52,358,957.09      10.47       263,110.34       6.704        80.64       80.64       650
275,000.01 -- 300,000.00      181      52,026,552.59      10.40       287,439.52       6.713        81.25       81.25       654
300,000.01 -- 359,650.00      297      97,152,471.97      19.42       327,112.70       6.687        81.08       81.08       657
359,650.01 -- 500,000.00       32      13,111,043.47       2.62       409,720.11       6.688        80.36       80.36       664
500,000.01 -- 645,625.01        4       2,301,018.22       0.46       575,254.56       7.222        85.94       85.94       653
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      2,976    $500,189,102.58     100.00      $168,074.30       7.221        74.62       82.55       649
=================================================================================================================================

--------------------------------------------------------------------------------
                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------

                                                 % OF POOL                                             WTD. AVG.
                                                 BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                     NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
MORTGAGE RATES (%)  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
---------------------------------------------------------------------------------------------------------------------------

 4.375 --  4.499          1        $203,889.41       0.04      $203,889.41       4.375        35.65       35.65       746
 4.500 --  4.999          3         818,428.64       0.16       272,809.55       4.990        80.00       80.00       670
 5.000 --  5.499         25       6,424,573.01       1.28       256,982.92       5.287        79.34       79.34       680
 5.500 --  5.999        249      58,064,817.31      11.61       233,192.04       5.829        79.89       79.89       669
 6.000 --  6.499        340      78,560,840.29      15.71       231,061.29       6.255        80.02       80.02       656
 6.500 --  6.999        710     154,858,384.26      30.96       218,110.40       6.758        80.35       80.35       655
 7.000 --  7.499        301      61,742,145.25      12.34       205,123.41       7.206        81.23       81.36       640
 7.500 --  7.999        270      50,365,622.03      10.07       186,539.34       7.749        81.15       81.52       620
 8.000 --  8.499         81      12,614,516.64       2.52       155,734.77       8.235        79.60       80.39       627
 8.500 --  8.999        140      18,711,392.08       3.74       133,652.80       8.778        74.98       85.61       610
 9.000 --  9.499         64       7,317,197.55       1.46       114,331.21       9.192        76.06       88.72       607
 9.500 --  9.999        326      21,782,707.00       4.35        66,818.12       9.779        29.74       97.46       670
10.000 -- 10.499         69       4,597,165.74       0.92        66,625.59      10.247        29.28       95.88       646
10.500 -- 10.999        264      17,210,721.80       3.44        65,192.13      10.756        21.45       98.99       649
11.000 -- 11.499         40       2,101,144.34       0.42        52,528.61      11.229        28.10       98.40       641
11.500 -- 11.999         67       3,487,573.72       0.70        52,053.34      11.664        20.98       97.58       635
12.000 -- 12.499          9         431,353.25       0.09        47,928.14      12.298        18.64       98.50       628
12.500 -- 12.875         17         896,630.26       0.18        52,742.96      12.564        19.44       99.44       616
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,976    $500,189,102.58     100.00      $168,074.30       7.221        74.62       82.55       649
===========================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                     THE MORTGAGE LOANS (GROUP I COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------

                                                  % OF POOL                                             WTD. AVG.
                                                  BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                      NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
ORIGINAL TERM (MOS)  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
----------------------------------------------------------------------------------------------------------------------------

120                        4        $132,806.11       0.03       $33,201.53       8.473        57.38       67.91       623
180                      811      51,474,325.10      10.29        63,470.19      10.187        22.32       98.38       664
240                       13         676,735.67       0.14        52,056.59      10.340        30.27       82.44       619
360                    2,148     447,905,235.70      89.55       208,521.99       6.875        80.71       80.74       647
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                 2,976    $500,189,102.58     100.00      $168,074.30       7.221        74.62       82.55       649
============================================================================================================================

--------------------------------------------------------------------------------
                   DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------

                                                   % OF POOL                                             WTD. AVG.
                                                   BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                       NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
REMAINING TERM (MOS)  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
-----------------------------------------------------------------------------------------------------------------------------

116 -- 120                  4        $132,806.11       0.03       $33,201.53       8.473        57.38       67.91       623
121 -- 180                811      51,474,325.10      10.29        63,470.19      10.187        22.32       98.38       664
181 -- 240                 13         676,735.67       0.14        52,056.59      10.340        30.27       82.44       619
301 -- 359              2,148     447,905,235.70      89.55       208,521.99       6.875        80.71       80.74       647
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                  2,976    $500,189,102.58     100.00      $168,074.30       7.221        74.62       82.55       649
=============================================================================================================================

--------------------------------------------------------------------------------
                            DISTRIBUTION BY SEASONING
--------------------------------------------------------------------------------

                                              % OF POOL                                             WTD. AVG.
                                              BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                  NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
SEASONING (MOS)  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
------------------------------------------------------------------------------------------------------------------------

0 --  6            2,967    $498,389,805.78     99.64       $167,977.69      7.221        74.61       82.55       649
7 -- 12                9       1,799,296.80      0.36        199,921.87      7.372        78.45       82.50       655
------------------------------------------------------------------------------------------------------------------------
TOTAL:             2,976    $500,189,102.58     100.00      $168,074.30      7.221        74.62       82.55       649
========================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                     THE MORTGAGE LOANS (GROUP I COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------

                                                % OF POOL                                             WTD. AVG.
                                                BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                    NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
ORIGINAL LTVS (%)  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
--------------------------------------------------------------------------------------------------------------------------

 9.97 --  25.00        803     $49,856,071.98       9.97       $62,087.26      10.311        19.61       99.14       667
25.01 --  30.00          4         351,111.86       0.07        87,777.97      10.088        27.31       27.31       536
30.01 --  35.00          4         350,018.39       0.07        87,504.60       7.109        33.70       33.70       634
35.01 --  40.00          6         895,923.72       0.18       149,320.62       6.139        37.42       37.42       641
40.01 --  45.00          8       1,129,242.05       0.23       141,155.26       7.959        43.03       43.03       568
45.01 --  50.00         10       1,558,644.64       0.31       155,864.46       7.023        49.09       49.09       579
50.01 --  55.00         13       2,316,872.31       0.46       178,220.95       7.697        52.26       52.26       575
55.01 --  60.00         20       3,688,773.31       0.74       184,438.67       7.112        57.66       57.66       567
60.01 --  65.00         22       3,923,645.41       0.78       178,347.52       6.922        63.00       63.00       578
65.01 --  70.00         46       8,108,889.62       1.62       176,280.21       7.021        68.55       68.55       595
70.01 --  75.00         64      12,388,400.08       2.48       193,568.75       7.306        74.22       74.22       582
75.01 --  80.00      1,514     327,166,242.79      65.41       216,093.95       6.680        79.92       79.92       658
80.01 --  85.00         98      19,916,083.47       3.98       203,225.34       7.394        84.37       84.37       609
85.01 --  90.00        225      44,053,552.65       8.81       195,793.57       7.420        89.77       89.77       633
90.01 --  95.00        123      22,610,255.57       4.52       183,823.22       7.586        94.79       94.79       644
95.01 -- 100.00         16       1,875,374.73       0.37       117,210.92       8.805        99.90       99.90       634
--------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,976    $500,189,102.58     100.00      $168,074.30       7.221        74.62       82.55       649
==========================================================================================================================

The Weighted average original LTV of the Group I mortgage loans is 74.62%

--------------------------------------------------------------------------------
             DISTRIBUTION BY ADJUSTED ORIGINAL LOAN-TO-VALUE RATIOS*
--------------------------------------------------------------------------------

                                                         % OF POOL                                             WTD. AVG.
                                                         BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                             NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
ADJUSTED ORIGINAL LTVS (%)  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
-----------------------------------------------------------------------------------------------------------------------------------

 14.74 --  25.00                  4        $260,410.89       0.05       $65,102.72       7.869        18.52       18.52       602
 25.01 --  30.00                  4         351,111.86       0.07        87,777.97      10.088        27.31       27.31       536
 30.01 --  35.00                  4         350,018.39       0.07        87,504.60       7.109        33.70       33.70       634
 35.01 --  40.00                  6         895,923.72       0.18       149,320.62       6.139        37.42       37.42       641
 40.01 --  45.00                  8       1,129,242.05       0.23       141,155.26       7.959        43.03       43.03       568
 45.01 --  50.00                 10       1,558,644.64       0.31       155,864.46       7.023        49.09       49.09       579
 50.01 --  55.00                 13       2,316,872.31       0.46       178,220.95       7.697        52.26       52.26       575
 55.01 --  60.00                 20       3,688,773.31       0.74       184,438.67       7.112        57.66       57.66       567
 60.01 --  65.00                 22       3,923,645.41       0.78       178,347.52       6.922        63.00       63.00       578
 65.01 --  70.00                 46       8,108,889.62       1.62       176,280.21       7.021        68.55       68.55       595
 70.01 --  75.00                 64      12,388,400.08       2.48       193,568.75       7.306        74.22       74.22       582
 75.01 --  80.00              1,514     327,166,242.79      65.41       216,093.95       6.680        79.92       79.92       658
 80.01 --  85.00                 98      19,916,083.47       3.98       203,225.34       7.394        84.37       84.37       609
 85.01 --  90.00                231      44,351,575.63       8.87       191,998.16       7.436        89.24       89.77       633
 90.01 --  95.00                186      25,959,840.14       5.19       139,569.03       7.959        84.48       94.79       645
 95.01 -- 100.00                745      47,695,552.04       9.54        64,020.88      10.258        23.16       99.97       668
100.01 -- 100.04                  1         127,876.23       0.03       127,876.23       9.600        24.24       100.04      607
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        2,976    $500,189,102.58     100.00      $168,074.30       7.221        74.62       82.55       649
===================================================================================================================================

* The Loan-to-Value Ratios for second lien mortgages includes the principal balance at origination of the first lien mortgage.

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                     THE MORTGAGE LOANS (GROUP I COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------

                                                % OF POOL                                             WTD. AVG.
                                                BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                    NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
COMBINED LTVS (%)  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
--------------------------------------------------------------------------------------------------------------------------

14.80 --  25.00          4        $260,410.89       0.05       $65,102.72       7.869        18.52       18.52       602
25.01 --  30.00          4         351,111.86       0.07        87,777.97      10.088        27.31       27.31       536
30.01 --  35.00          4         350,018.39       0.07        87,504.60       7.109        33.70       33.70       634
35.01 --  40.00          6         895,923.72       0.18       149,320.62       6.139        37.42       37.42       641
40.01 --  45.00          8       1,129,242.05       0.23       141,155.26       7.959        43.03       43.03       568
45.01 --  50.00          9       1,269,145.40       0.25       141,016.16       7.085        49.08       49.08       586
50.01 --  55.00         12       2,067,531.23       0.41       172,294.27       7.821        52.07       52.07       571
55.01 --  60.00         20       3,688,773.31       0.74       184,438.67       7.112        57.66       57.66       567
60.01 --  65.00         21       3,768,214.12       0.75       179,438.77       6.940        62.92       62.92       579
65.01 --  70.00         47       8,460,275.79       1.69       180,005.87       7.008        68.05       68.05       595
70.01 --  75.00         58      11,664,439.89       2.33       201,111.03       7.303        74.19       74.19       579
75.01 --  80.00        185      36,858,104.24       7.37       199,233.00       6.956        79.36       79.36       612
80.01 --  85.00         93      18,781,478.62       3.75       201,951.38       7.394        84.40       84.40       605
85.01 --  90.00        239      47,029,913.65       9.40       196,777.88       7.360        88.27       88.82       637
90.01 --  95.00        261      43,699,142.85       8.74       167,429.67       7.489        82.76       88.85       649
95.01 -- 100.00      2,005     319,915,376.57      63.96       159,558.79       7.186        71.51       83.00       664
--------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,976    $500,189,102.58     100.00      $168,074.30       7.221        74.62       82.55       649
==========================================================================================================================

--------------------------------------------------------------------------------
                         DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------

                                             % OF POOL                                             WTD. AVG.
                                             BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                 NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
OCCUPANCY TYPE  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
-----------------------------------------------------------------------------------------------------------------------

INVESTOR            124     $20,406,782.63       4.08      $164,570.83      7.451        84.06       84.21       673
PRIMARY           2,737     461,320,963.83      92.23       168,549.86      7.216        74.03       82.39       645
SECOND HOME         115      18,461,356.12       3.69       160,533.53      7.103        79.02       84.62       700
-----------------------------------------------------------------------------------------------------------------------
TOTAL:            2,976    $500,189,102.58     100.00      $168,074.30      7.221        74.62       82.55       649
=======================================================================================================================

--------------------------------------------------------------------------------
                          DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                             % OF POOL                                             WTD. AVG.
                                             BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                 NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
PROPERTY TYPES  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
-----------------------------------------------------------------------------------------------------------------------

1 FAMILY          2,071    $338,691,128.36      67.71      $163,539.90      7.246        74.56       82.38       646
PUD                 401      65,914,404.01      13.18       164,375.07      7.234        74.43       83.86       650
CONDO               321      54,060,954.88      10.81       168,414.19      7.013        75.02       83.14       659
2 -- 4 FAM          182      41,355,250.88       8.27       227,226.65      7.268        74.92       81.09       657
TOWNHOUSE             1         167,364.45       0.03       167,364.45      6.999        80.00       80.00       673
-----------------------------------------------------------------------------------------------------------------------
TOTAL:            2,976    $500,189,102.58     100.00      $168,074.30      7.221        74.62       82.55       649
=======================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                     THE MORTGAGE LOANS (GROUP I COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------

                                                   % OF POOL                                             WTD. AVG.
                                                   BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                       NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
LOAN PURPOSE          OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
-----------------------------------------------------------------------------------------------------------------------------

CASH OUT                  764    $130,912,583.78      26.17      $171,351.55      7.265        75.28       80.45       613
CONSTRUCTION -- PERM        1         292,164.76       0.06       292,164.76      7.750        84.93       84.93       693
PURCHASE                2,146     358,425,842.02      71.66       167,020.43      7.204        74.16       83.27       663
REFINANCE                  65      10,558,512.02       2.11       162,438.65      7.270        82.01       84.15       606
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                  2,976    $500,189,102.58     100.00      $168,074.30      7.221        74.62       82.55       649
=============================================================================================================================

--------------------------------------------------------------------------------
                          DISTRIBUTION BY DOCUMENT TYPE
--------------------------------------------------------------------------------

                                                        % OF POOL                                             WTD. AVG.
DOCUMENT TYPE                                           BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
(INCOME-ASSETS-             NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
EMPLOYEMENT VERIFICATION)  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
----------------------------------------------------------------------------------------------------------------------------------

Full-Full-Verified             961    $166,881,512.68      33.36      $173,654.02       6.861        79.34       81.66       627
Full-Limited-Verified           61       9,219,891.70       1.84       151,145.77       7.055        79.45       81.46       622
Limited-Full-Verified           47       9,490,668.47       1.90       201,929.12       6.936        78.37       81.20       634
Limited-Limited-Verified        13       2,908,716.30       0.58       223,747.41       6.776        78.36       80.36       645
None-Full-None                   2         425,350.43       0.09       212,675.22       8.262        95.00       95.00       631
None-Full-Verified           1,312     190,452,948.70      38.08       145,162.31       7.602        66.95       84.62       671
None-None-None                  15       3,119,561.75       0.62       207,970.78       8.024        81.74       81.74       703
None-Stated-Verified             3         547,181.10       0.11       182,393.70       7.850        92.16       92.16       693
Reduced-Full-Verified          195      39,091,175.70       7.82       200,467.57       6.733        80.01       83.18       645
Stated-Full-Verified           192      41,215,590.51       8.24       214,664.53       7.097        76.96       77.21       626
Stated-Limited-Verified         60      11,803,625.69       2.36       196,727.09       7.590        81.70       84.02       650
Stated-None-Verified           110      24,219,617.21       4.84       220,178.34       7.573        81.28       81.28       673
Stated-Stated-Verified           5         813,262.34       0.16       162,652.47       8.613        63.11       63.11       531
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,976    $500,189,102.58     100.00      $168,074.30       7.221        74.62       82.55       649
==================================================================================================================================

--------------------------------------------------------------------------------
                            DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------

                                           % OF POOL                                             WTD. AVG.
                                           BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
               NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
LIEN TYPE     OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
---------------------------------------------------------------------------------------------------------------------

First Liens     2,177    $450,593,441.49     90.08       $206,979.07       6.880        80.68       80.68       646
Second Liens      799      49,595,661.09      9.92         62,072.17      10.324        19.62       99.56       668
---------------------------------------------------------------------------------------------------------------------
TOTAL:          2,976    $500,189,102.58    100.00       $168,074.30       7.221        74.62       82.55       649
=====================================================================================================================

--------------------------------------------------------------------------------
                           DISTRIBUTION BY INDEX TYPE
--------------------------------------------------------------------------------

                                            % OF POOL                                             WTD. AVG.
                                            BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
INDEX TYPE     OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
----------------------------------------------------------------------------------------------------------------------

6 Month Libor    1,972    $418,958,285.88      83.76       $212,453.49      6.836        81.07       81.07       650
Fixed            1,004      81,230,816.70      16.24         80,907.19      9.208        41.37       90.18       642
----------------------------------------------------------------------------------------------------------------------
TOTAL:           2,976    $500,189,102.58     100.00       $168,074.30      7.221        74.62       82.55       649
======================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                     THE MORTGAGE LOANS (GROUP I COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DISTRIBUTION BY STATE
--------------------------------------------------------------------------------

                                                   % OF POOL                                             WTD. AVG.
                                                   BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                       NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
STATE                 OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
-----------------------------------------------------------------------------------------------------------------------------

California                977    $196,505,644.67       39.29       $201,131.67      7.021        72.58       81.93       652
Florida                   276      39,718,857.93        7.94       143,908.91       7.367        77.67       83.71       655
New York                  150      31,151,242.04        6.23       207,674.95       7.229        71.87       80.98       659
Maryland                  137      23,563,294.39        4.71       171,994.85       7.305        75.14       83.10       645
Washington                131      22,671,049.32        4.53       173,061.45       6.949        78.97       82.72       646
Virginia                  119      21,041,811.82        4.21       176,821.95       7.523        71.15       82.99       651
Illinois                  122      18,328,392.33        3.66       150,232.72       7.258        76.34       83.08       652
Massachusetts              93      18,189,617.48        3.64       195,587.28       7.200        73.57       82.11       654
Texas                     180      17,309,849.05        3.46        96,165.83       7.770        74.21       84.30       633
Arizona                    98      16,057,679.81        3.21       163,853.88       7.393        78.04       82.59       641
New Jersey                 83      14,537,504.45        2.91       175,150.66       7.333        74.88       81.72       640
Nevada                     72      12,557,538.88        2.51       174,410.26       7.101        77.07       83.16       655
Connecticut                45       7,199,114.62        1.44       159,980.32       7.231        74.39       82.73       642
Pennsylvania               54       6,599,190.01        1.32       122,207.22       7.568        79.44       85.19       647
Georgia                    44       5,261,116.10        1.05       119,570.82       8.018        75.12       85.18       644
Colorado                   32       5,024,088.95        1.00       157,002.78       7.123        80.34       83.47       626
Oregon                     22       4,002,311.97        0.80       181,923.27       6.731        79.66       81.93       646
North Carolina             29       3,926,030.23        0.78       135,380.35       7.463        79.46       84.65       635
Rhode Island               22       3,808,593.75        0.76       173,117.90       6.997        79.43       82.01       629
New Hampshire              19       3,068,773.66        0.61       161,514.40       7.183        77.63       82.96       640
Mississippi                25       2,693,786.54        0.54       107,751.46       7.565        80.48       84.15       613
Michigan                   24       2,468,924.33        0.49       102,871.85       7.910        80.15       86.64       627
Missouri                   24       2,468,870.03        0.49       102,869.58       8.014        79.98       83.81       638
Wisconsin                  17       2,355,697.68        0.47       138,570.45       7.543        75.95       84.16       646
District of Columbia       13       2,338,780.38        0.47       179,906.18       6.957        72.57       81.79       656
Idaho                      18       2,141,658.73        0.43       118,981.04       7.579        79.93       84.81       642
Ohio                       21       1,899,298.89        0.38        90,442.80       8.283        75.99       84.34       626
Tennessee                  21       1,793,587.34        0.36        85,408.92       8.081        81.93       85.29       635
Louisiana                  19       1,666,260.66        0.33        87,697.93       7.927        78.52       83.23       615
Minnesota                  10       1,456,929.37        0.29       145,692.94       7.138        73.29       78.94       655
New Mexico                 11       1,199,910.85        0.24       109,082.80       7.430        78.42       80.72       635
Utah                       10       1,191,373.56        0.24       119,137.36       7.428        73.97       84.81       635
South Carolina              6         799,316.72        0.16       133,219.45       7.208        74.78       77.80       622
Oklahoma                    9         676,873.84        0.14        75,208.20       8.064        85.14       85.14       609
Indiana                     5         629,396.64        0.13       125,879.33       7.642        89.74       89.74       630
Maine                       7         615,792.58        0.12        87,970.37       7.639        73.39       77.13       603
Alabama                     5         597,434.91        0.12       119,486.98       8.188        84.53       84.53       610
Montana                     5         588,817.83        0.12       117,763.57       6.878        79.42       82.11       631
West Virginia               5         569,035.61        0.11       113,807.12       8.375        72.51       84.22       622
Kansas                      5         293,370.64        0.06        58,674.13       8.731        87.72       87.72       654
Delaware                    3         292,427.61        0.06        97,475.87       7.707        68.83       81.09       601
Wyoming                     2         200,479.88        0.04       100,239.94       7.780        70.95       70.95       604
Arkansas                    1         197,765.37        0.04       197,765.37       8.625        90.00       90.00       596
Kentucky                    1         173,403.62        0.03       173,403.62       8.850        80.00       80.00       511
Vermont                     1         119,717.47        0.02       119,717.47       7.250        69.77       69.77       590
North Dakota                1          92,406.33        0.02        92,406.33       8.350        90.00       90.00       737
Nebraska                    1          78,168.09        0.02        78,168.09       6.900        79.70       79.70       607
Iowa                        1          67,915.62        0.01        67,915.62      11.700        85.00       85.00       566
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                  2,976    $500,189,102.58      100.00      $168,074.30      7.221        74.62       82.55       649
=============================================================================================================================





                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                     THE MORTGAGE LOANS (GROUP I COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        PREPAY PENALTY FOR MORTGAGE LOANS
--------------------------------------------------------------------------------

                                             % OF POOL                                             WTD. AVG.
                                             BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                 NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
PREPAY PENALTY  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
-----------------------------------------------------------------------------------------------------------------------

Has No Penalty    1,027    $154,003,554.00      30.79      $149,954.78      7.601        71.59       83.64       654
Has Penalty       1,949     346,185,548.58      69.21       177,622.14      7.052        75.97       82.07       646
-----------------------------------------------------------------------------------------------------------------------
TOTAL:            2,976    $500,189,102.58     100.00      $168,074.30      7.221        74.62       82.55       649
=======================================================================================================================

--------------------------------------------------------------------------------
                         PREPAY TERM FOR MORTGAGE LOANS
--------------------------------------------------------------------------------

                                                % OF POOL                                             WTD. AVG.
                                                BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                    NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
PREPAY TERM (MOS)  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
--------------------------------------------------------------------------------------------------------------------------

None                 1,027    $154,003,554.00      30.79      $149,954.78      7.601        71.59       83.64       654
0-12                   130      28,537,890.68       5.71       219,522.24      6.965        76.82       79.46       648
13-24                1,612     286,216,236.76      57.22       177,553.50      7.047        76.05       82.63       648
25-36                  207      31,431,421.14       6.28       151,842.61      7.178        74.49       79.31       632
--------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,976    $500,189,102.58     100.00      $168,074.30      7.221        74.62       82.55       649
==========================================================================================================================


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                     THE MORTGAGE LOANS (GROUP I COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           DISTRIBUTION BY FICO SCORES
--------------------------------------------------------------------------------

                                          % OF POOL                                             WTD. AVG.
                                          BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
               NUMBER  UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
FICO SCORES  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
--------------------------------------------------------------------------------------------------------------------

500 -- 524         65    $10,753,007.67       2.15       $165,430.89      8.560        73.42       73.42       511
525 -- 549         61      9,531,722.50       1.91       156,257.75       7.957        75.37       75.37       536
550 -- 574        126     23,162,449.75       4.63       183,828.97       7.562        79.60       79.60       563
575 -- 599        255     41,663,498.30       8.33       163,386.27       7.133        78.03       80.89       588
600 -- 624        527     85,998,554.57      17.19       163,185.11       7.254        75.00       82.25       612
625 -- 649        529     88,892,567.44      17.77       168,038.88       7.209        75.04       83.39       637
650 -- 674        512     84,311,246.24      16.86       164,670.40       7.237        72.83       83.33       661
675 -- 699        382     67,209,114.43      13.44       175,940.09       7.060        73.65       84.09       686
700 -- 724        228     39,329,427.41       7.86       172,497.49       7.024        72.56       83.54       712
725 -- 749        159     26,319,847.84       5.26       165,533.63       6.961        73.74       83.33       736
750 -- 774         90     16,543,787.24       3.31       183,819.86       7.096        74.56       83.82       761
775 -- 799         30      4,826,215.92       0.96       160,873.86       7.040        74.63       82.94       786
800 -- 810         12      1,647,663.27       0.33       137,305.27       7.060        75.14       84.18       804
--------------------------------------------------------------------------------------------------------------------
TOTAL:          2,976   $500,189,102.58     100.00      $168,074.30       7.221        74.62       82.55       649
====================================================================================================================

--------------------------------------------------------------------------------
                         DISTRIBUTION BY DEBT TO INCOME
--------------------------------------------------------------------------------

                                                 % OF POOL                                             WTD. AVG.
                                                 BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                     NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
DEBT TO INCOME (%)  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
---------------------------------------------------------------------------------------------------------------------------

 0.00 -- 25.00          204     $33,574,116.06       6.71      $164,579.00      7.237        79.95       82.76       654
25.01 -- 30.00          183      26,824,113.43       5.36       146,579.85      7.266        76.64       82.76       646
30.01 -- 35.00          293      46,280,409.32       9.25       157,953.62      7.137        75.59       81.42       648
35.01 -- 40.00          525      87,392,426.56      17.47       166,461.76      7.161        74.51       82.23       654
40.01 -- 45.00          739     129,740,135.03      25.94       175,561.75      7.252        73.78       82.68       651
45.01 -- 50.00          858     145,254,288.27      29.04       169,294.04      7.289        73.51       83.06       645
50.01 -- 55.00          159      28,095,638.27       5.62       176,702.13      7.050        74.63       82.00       635
55.01 -- 59.59           15       3,027,975.64       0.61       201,865.04      6.669        75.79       79.97       646
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                2,976    $500,189,102.58     100.00      $168,074.30      7.221        74.62       82.55       649
===========================================================================================================================



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                     THE MORTGAGE LOANS (GROUP I COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DISTRIBUTION BY MARGINS
--------------------------------------------------------------------------------

                                             % OF POOL                                             WTD. AVG.
                                             BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                 NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
MARGINS (%)     OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
-----------------------------------------------------------------------------------------------------------------------

2.000 -- 2.000        5        $569,886.18       0.14      $113,977.24       7.899        76.42       76.42       616
2.001 -- 2.500        1         209,649.99       0.05       209,649.99       7.725        79.99       79.99       670
3.501 -- 4.000        2         301,711.50       0.07       150,855.75       7.403        88.88       88.88       693
4.001 -- 4.500       78      15,179,881.04       3.62       194,613.86       6.852        81.52       81.52       655
4.501 -- 5.000       41       9,563,410.25       2.28       233,253.91       6.060        81.12       81.12       667
5.001 -- 5.500      205      48,259,556.45      11.52       235,412.47       6.201        79.97       79.97       662
5.501 -- 6.000      508     108,809,970.14      25.97       214,192.85       6.709        80.21       80.21       653
6.001 -- 6.500      479     105,111,728.11      25.09       219,439.93       6.739        80.41       80.41       652
6.501 -- 7.000      384      82,045,312.58      19.58       213,659.67       7.058        81.93       81.93       648
7.001 -- 7.500      129      25,330,828.70       6.05       196,363.01       7.419        83.57       83.57       627
7.501 -- 8.000      103      17,768,135.88       4.24       172,506.17       7.884        83.67       83.67       623
8.001 -- 8.500       25       3,903,081.40       0.93       156,123.26       8.316        84.23       84.23       618
8.501 -- 9.000        8       1,189,159.39       0.28       148,644.92       8.096        88.99       88.99       610
9.001 -- 9.500        3         588,433.60       0.14       196,144.53       9.413        92.27       92.27       557
9.501 -- 9.750        1         127,540.67       0.03       127,540.67      10.750        90.00       90.00       521
-----------------------------------------------------------------------------------------------------------------------
TOTAL:            1,972    $418,958,285.88     100.00      $212,453.49       6.836        81.07       81.07       650
=======================================================================================================================

--------------------------------------------------------------------------------
                     DISTRIBUTION BY NEXT RATE CHANGE DATES
--------------------------------------------------------------------------------

                                                      % OF POOL                                             WTD. AVG.
                                                      BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                        NUMBER OF  UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
NEXT RATE CHANGE DATES    LOANS         BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
--------------------------------------------------------------------------------------------------------------------------------

2005-07 to 2005-12            3         $665,553.01       0.16       $221,851.00      6.945        79.54       79.54       795
2006-01 to 2006-06            2          422,522.65       0.10       211,261.33       7.731        90.00       90.00       618
2006-07 to 2006-12            4          840,018.24       0.20       210,004.56       6.791        83.19       83.19       629
2007-01 to 2007-06        1,393      293,467,500.74      70.05       210,673.01       6.897        81.33       81.33       648
2007-07 to 2007-12          430       93,708,342.10      22.37       217,926.38       6.721        80.29       80.29       652
2008-01 to 2008-06           57       11,773,109.57       2.81       206,545.78       6.717        81.29       81.29       652
2008-07 to 2008-12           18        4,268,518.13       1.02       237,139.90       6.374        81.39       81.39       670
2010-01 to 2010-06           24        5,211,465.04       1.24       217,144.38       6.369        75.80       75.80       670
2010-07 to 2010-12           41        8,601,256.40       2.05       209,786.74       6.629        82.93       82.93       660
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,972     $418,958,285.88     100.00      $212,453.49       6.836        81.07       81.07       650
================================================================================================================================


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM" or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice
(and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                     THE MORTGAGE LOANS (GROUP I COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     DISTRIBUTION BY MAXIMUM MORTGAGE RATES
--------------------------------------------------------------------------------

                                                 % OF POOL                                             WTD. AVG.
                                                 BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                   NUMBER OF  UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
MAXIMUM RATES (%)    LOANS         BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
---------------------------------------------------------------------------------------------------------------------------

10.250 -- 10.500         1         $264,551.44       0.06      $264,551.44       7.250        80.00       80.00       616
10.501 -- 11.000         1          203,889.41       0.05       203,889.41       4.375        35.65       35.65       746
11.001 -- 11.500         9        2,182,563.98       0.52       242,507.11       5.157        81.85       81.85       681
11.501 -- 12.000        40        9,748,750.35       2.33       243,718.76       5.525        79.17       79.17       671
12.001 -- 12.500       263       61,735,766.52      14.74       234,736.75       5.900        79.89       79.89       666
12.501 -- 13.000       404       92,026,558.79      21.97       227,788.51       6.356        80.23       80.23       657
13.001 -- 13.500       548      118,986,267.56      28.40       217,128.23       6.812        80.76       80.76       653
13.501 -- 14.000       282       58,629,947.04      13.99       207,907.61       7.215        82.60       82.60       648
14.001 -- 14.500       179       35,154,320.32       8.39       196,392.85       7.648        81.47       81.47       625
14.501 -- 15.000        94       17,967,851.28       4.29       191,147.35       8.123        82.32       82.32       629
15.001 -- 15.500        70       11,635,193.94       2.78       166,217.06       8.707        84.86       84.86       607
15.501 -- 16.000        42        5,878,888.19       1.40       139,973.53       9.010        84.93       84.93       617
16.001 -- 16.500        23        2,934,824.61       0.70       127,601.07       9.533        86.83       86.83       574
16.501 -- 17.000        11        1,188,500.91       0.28       108,045.54       9.855        80.11       80.11       602
17.001 -- 17.500         3          243,387.44       0.06        81,129.15      10.423        94.76       94.76       568
18.001 -- 18.450         2          177,024.10       0.04        88,512.05      11.266        87.63       87.63       576
---------------------------------------------------------------------------------------------------------------------------
TOTAL:               1,972     $418,958,285.88     100.00      $212,453.49       6.836        81.07       81.07       650
===========================================================================================================================

--------------------------------------------------------------------------------
                     DISTRIBUTION BY MINIMUM MORTGAGE RATES
--------------------------------------------------------------------------------

                                                 % OF POOL                                             WTD. AVG.
                                                 BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                   NUMBER OF  UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
MINIMUM RATES (%)    LOANS         BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
---------------------------------------------------------------------------------------------------------------------------

 2.000 --  2.500         3         $406,218.93       0.10      $135,406.31       8.252        83.91       83.91       618
 4.001 --  4.500         1          203,889.41       0.05       203,889.41       4.375        35.65       35.65       746
 4.501 --  5.000         6        1,482,821.13       0.35       247,136.86       5.157        82.41       82.41       677
 5.001 --  5.500        37        9,279,676.61       2.21       250,802.07       5.428        79.16       79.16       673
 5.501 --  6.000       275       64,148,334.76      15.31       233,266.67       6.001        80.28       80.28       666
 6.001 --  6.500       403       92,142,962.58      21.99       228,642.59       6.323        80.13       80.13       658
 6.501 --  7.000       587      128,281,965.39      30.62       218,538.27       6.815        80.86       80.86       654
 7.001 --  7.500       273       55,791,433.26      13.32       204,364.22       7.260        82.00       82.00       644
 7.501 --  8.000       187       36,789,420.81       8.78       196,734.87       7.798        82.28       82.28       622
 8.001 --  8.500        62       10,304,174.41       2.46       166,196.36       8.279        82.03       82.03       633
 8.501 --  9.000        80       13,014,400.48       3.11       162,680.01       8.814        85.10       85.10       605
 9.001 --  9.500        30        3,921,620.82       0.94       130,720.69       9.238        86.30       86.30       584
 9.501 -- 10.000        21        2,559,275.48       0.61       121,870.26       9.782        86.20       86.20       580
10.001 -- 10.500         3          250,674.60       0.06        83,558.20      10.151        59.78       59.78       563
10.501 -- 11.000         2          204,393.11       0.05       102,196.56      10.750        82.48       82.48       515
11.001 -- 11.450         2          177,024.10       0.04        88,512.05      11.266        87.63       87.63       576
---------------------------------------------------------------------------------------------------------------------------
TOTAL:               1,972     $418,958,285.88     100.00      $212,453.49       6.836        81.07       81.07       650
===========================================================================================================================

                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice
(and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                     THE MORTGAGE LOANS (GROUP I COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY INITIAL PERIODIC RATE CAPS
--------------------------------------------------------------------------------

                                                         % OF POOL                                             WTD. AVG.
                                                         BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
INITIAL PERIODIC RATE CAPS   NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
(%)                         OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
-----------------------------------------------------------------------------------------------------------------------------------

1.000 -- 1.000                   12      $2,327,429.50       0.56      $193,952.46       7.045        80.42       80.42       682
1.001 -- 1.500                  125      26,395,387.94       6.30       211,163.10       7.135        80.76       80.76       648
1.501 -- 2.000                    4         812,155.93       0.19       203,038.98       7.160        83.29       83.29       639
2.501 -- 3.000                1,814     385,566,313.37      92.03       212,550.34       6.818        81.07       81.07       650
3.001 -- 3.500                    1         159,664.14       0.04       159,664.14       7.825        80.00       80.00       648
4.501 -- 5.000                   16       3,697,335.00       0.88       231,083.44       6.291        83.75       83.75       674
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,972    $418,958,285.88     100.00      $212,453.49       6.836        81.07       81.07       650
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DISTRIBUTION BY SUBSEQUENT PERIODIC RATE CAPS
--------------------------------------------------------------------------------

                                                       % OF POOL                                             WTD. AVG.
                                                       BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
SUBSEQUENT PERIODIC RATE   NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
CAPS (%)                  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
---------------------------------------------------------------------------------------------------------------------------------

1                           1,896    $401,395,294.57      95.81      $211,706.38      6.819        81.07       81.07       650
1.5                            73      17,316,382.83       4.13       237,210.72      7.217        81.37       81.37       659
2                               3         246,608.48       0.06        82,202.83      7.974        60.37       60.37       618
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      1,972    $418,958,285.88     100.00      $212,453.49      6.836        81.07       81.07       650
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DISTRIBUTION BY IO TERM
--------------------------------------------------------------------------------

                                        % OF POOL                                             WTD. AVG.
                                        BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
            NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
IO TERM    OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
------------------------------------------------------------------------------------------------------------------

0            2,393    $365,000,230.77      72.97      $152,528.30       7.447        72.13       83.00       641
60             562     130,993,268.50      26.19       233,084.11       6.618        81.39       81.39       670
120             21       4,195,603.31       0.84       199,790.63       6.437        79.77       79.77       653
------------------------------------------------------------------------------------------------------------------
TOTAL:       2,976    $500,189,102.58     100.00      $168,074.30       7.221        74.62       82.55       649
==================================================================================================================

                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice
(and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                            DISTRIBUTION BY SERVICER
--------------------------------------------------------------------------------

                                          % OF POOL                                             WTD. AVG.
                                          BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
              NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
SERVICER     OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
--------------------------------------------------------------------------------------------------------------------

Chase            352     $66,296,871.56      13.25      $188,343.39       7.483        81.28       81.53       647
Countrywide    2,620     432,975,557.11      86.56       165,257.85       7.182        73.59       82.71       649
HomeEQ             4         916,673.91       0.18       229,168.48       6.712        82.07       82.07       619
--------------------------------------------------------------------------------------------------------------------
TOTAL:         2,976    $500,189,102.58     100.00      $168,074.30       7.221        74.62       82.55       649
====================================================================================================================


                         Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice
(and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                    THE MORTGAGE LOANS (GROUP II COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                      $1,015,875,998.45
NUMBER OF MORTGAGE LOANS:                               5,135
AVERAGE SCHEDULED PRINCIPAL BALANCE:                 $197,833.69
WEIGHTED AVERAGE GROSS COUPON:                          7.188%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE4:                 641
WEIGHTED AVERAGE ORIGINAL LTV RATIO:                    75.37%
WEIGHTED AVERAGE ADJUSTED ORIGINAL LTV RATIO1:          82.09%
WEIGHTED AVERAGE COMBINED LTV RATIO2:                   89.65%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):         340
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                 343
WEIGHTED AVERAGE ROLL TERM3 (MONTHS):                     24
WEIGHTED AVERAGE GROSS MARGIN3:                         6.227%
WEIGHTED AVERAGE INITIAL RATE CAP3:                     2.916%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE3:         13.430%
WEIGHTED AVERAGE GROSS MINIMUM LIFETIME RATE3:          6.901%
WEIGHTED AVERAGE SEASONING                                3
WEIGHTED AVERAGE ORIGINATION DATE                     5/13/2005
WEIGHTED AVERAGE FIRST ADJUSTMENT DATE                8/30/2007
WEIGHTED AVERAGE NEXT ADJUSTMENT DATE                 8/30/2007
INTEREST ONLY LOANS:                                    26.52%
SECOND LIEN LOANS:                                      8.45%


(1) Adjusted Original LTV = For First Lien Loans: (Original Balance) / (lower of: Sales Price or Appraisal). For Second Lien Loans: (Original Balance + where applicable: Additional Lien Balance) / (lower of: Sales Price or Appraisal).

(2) Combined LTV = (Original Balance + where applicable: Senior Lien Balance or Junior Balance) / (lower of: Sales Price or Appraisal)

(3)    Includes adjustable-rate Mortgage Loans only.

(4)    Does not include loans with no credit score available.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                    THE MORTGAGE LOANS (GROUP II COLLATERAL)
--------------------------------------------------------------------------------
                          DISTRIBUTION BY PRODUCT TYPE
--------------------------------------------------------------------------------

                                                    % OF POOL                                          WTD. AVG.
                                                    BY UNPAID                    WTD. AVG.  WTD. AVG.   ADJUSTED  WTD. AVG.
                     NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS     ORIGINAL   ORIGINAL    CREDIT
PRODUCT TYPE           LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)    LTV (%)   LTV (%)     SCORE
---------------------------------------------------------------------------------------------------------------------------

2/28 40/30 BALLOON       527      $170,738,582.36      16.81      $323,982.13       6.887      80.60      80.60       627
2/28 ARM               1,641       330,998,733.20      32.58       201,705.50       7.359      80.83      80.83       619
2/28 ARM (IO)            640       223,623,636.02      22.01       349,411.93       6.557      81.46      81.46       665
3/27 40/30 BALLOON        13         4,813,645.52       0.47       370,280.42       6.293      80.34      80.34       677
3/27 ARM                 103        20,115,654.69       1.98       195,297.62       7.113      80.97      80.97       630
3/27 ARM (IO)             39        11,552,156.33       1.14       296,209.14       6.424      81.93      81.93       664
5/25 40/30 BALLOON        34        10,274,261.26       1.01       302,184.15       6.448      78.55      78.55       677
5/25 ARM                  49        12,451,745.04       1.23       254,117.25       6.602      79.88      79.88       639
5/25 ARM (IO)             91        31,843,762.43       3.13       349,931.46       6.086      80.31      80.31       682
ARM                        6         1,745,151.80       0.17       290,858.63       7.133      84.16      84.16       643
ARM (IO)                   1           413,600.00       0.04       413,600.00       6.375      88.00      88.00       639
FIXED                    524        97,151,262.87       9.56       185,403.17       6.894      76.30      77.11       655
FIXED (IO)                 7         2,027,067.98       0.20       289,581.14       6.543      77.36      77.36       679
FIXED 30/15 BALLOON    1,416        84,932,472.25       8.36        59,980.56       9.981      19.99      99.40       658
FIXED 40/30 BALLOON       44        13,194,266.70       1.30       299,869.70       6.683      80.44      80.44       654
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                 5,135    $1,015,875,998.45     100.00      $197,833.69       7.188      75.37      82.09       641
===========================================================================================================================


--------------------------------------------------------------------------------
                           DISTRIBUTION BY ORIGINATOR
--------------------------------------------------------------------------------

                                              % OF POOL                                          WTD. AVG.
                                              BY UNPAID                    WTD. AVG.  WTD. AVG.   ADJUSTED  WTD. AVG.
               NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS     ORIGINAL   ORIGINAL    CREDIT
ORIGINATOR       LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)    LTV (%)   LTV (%)     SCORE
---------------------------------------------------------------------------------------------------------------------

ACCREDITED         275       $52,198,873.30       5.14      $189,814.08       7.517      81.13      81.13       641
FIRST HORIZON      312        53,080,604.53       5.23       170,130.14       7.736      81.01      81.01       632
IMPAC              186        38,283,673.53       3.77       205,826.20       7.335      75.07      81.02       628
Mortgage IT        565        95,013,973.63       9.35       168,166.33       7.426      75.09      83.64       639
WMC              3,797       777,298,873.46      76.52       204,713.95       7.092      74.65      82.09       643
---------------------------------------------------------------------------------------------------------------------
TOTAL:           5,135    $1,015,875,998.45     100.00      $197,833.69       7.188      75.37      82.09       641
=====================================================================================================================



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                    THE MORTGAGE LOANS (GROUP II COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE*
--------------------------------------------------------------------------------

                                                             % OF POOL                                          WTD. AVG.
                                                             BY UNPAID                    WTD. AVG.  WTD. AVG.   ADJUSTED
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS     ORIGINAL   ORIGINAL
RANGE ($)                       LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)    LTV (%)   LTV (%)
-------------------------------------------------------------------------------------------------------------------------

   12,508.00 --    25,000.00      218        $4,343,547.98       0.43        $19,924.53      10.227      20.45      99.54
   25,000.01 --    50,000.00      603        22,823,221.84       2.25         37,849.46       9.881      29.27      95.07
   50,000.01 --    75,000.00      601        37,476,441.54       3.69         62,356.81       9.063      48.93      91.32
   75,000.01 --   100,000.00      486        42,667,311.41       4.20         87,792.82       8.485      57.58      87.77
  100,000.01 --   125,000.00      448        50,108,506.00       4.93        111,849.34       7.996      65.81      84.81
  125,000.01 --   150,000.00      398        54,722,459.85       5.39        137,493.62       7.527      72.48      81.82
  150,000.01 --   175,000.00      261        42,473,501.17       4.18        162,733.72       7.352      74.41      80.76
  175,000.01 --   200,000.00      243        45,889,272.65       4.52        188,844.74       7.502      74.60      81.56
  200,000.01 --   225,000.00      169        35,943,315.41       3.54        212,682.34       7.156      77.91      78.78
  225,000.01 --   250,000.00      174        41,507,305.54       4.09        238,547.73       6.998      78.58      78.58
  250,000.01 --   275,000.00      129        33,764,820.26       3.32        261,742.79       7.038      80.25      80.79
  275,000.01 --   300,000.00      156        44,845,211.82       4.41        287,469.31       7.092      79.50      79.50
  300,000.01 --   359,650.00      215        70,258,016.33       6.92        326,781.47       6.971      80.32      80.32
  359,650.01 --   500,000.00      726       302,231,997.40      29.75        416,297.52       6.689      81.27      81.27
  500,000.01 -- 1,000,000.00      306       184,403,200.18      18.15        602,624.84       6.681      81.04      81.04
1,000,000.01 -- 1,300,000.00        2         2,417,869.07       0.24      1,208,934.53       5.820      76.59      76.59
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,135    $1,015,875,998.45     100.00       $197,833.69       7.188      75.37      82.09
=========================================================================================================================

                              WTD. AVG.
                                CREDIT
RANGE ($)                       SCORE
---------------------------------------

   12,508.00 --    25,000.00     634
   25,000.01 --    50,000.00     638
   50,000.01 --    75,000.00     639
   75,000.01 --   100,000.00     633
  100,000.01 --   125,000.00     629
  125,000.01 --   150,000.00     632
  150,000.01 --   175,000.00     627
  175,000.01 --   200,000.00     624
  200,000.01 --   225,000.00     624
  225,000.01 --   250,000.00     625
  250,000.01 --   275,000.00     618
  275,000.01 --   300,000.00     631
  300,000.01 --   359,650.00     632
  359,650.01 --   500,000.00     653
  500,000.01 -- 1,000,000.00     656
1,000,000.01 -- 1,300,000.00     752
---------------------------------------
TOTAL:                           641
=======================================


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                    THE MORTGAGE LOANS (GROUP II COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE
--------------------------------------------------------------------------------

                                                             % OF POOL                                          WTD. AVG.
                                                             BY UNPAID                    WTD. AVG.  WTD. AVG.   ADJUSTED
                              NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS     ORIGINAL   ORIGINAL
RANGE ($)                       LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)    LTV (%)   LTV (%)
-------------------------------------------------------------------------------------------------------------------------

   12,496.88 --    25,000.00      219        $4,360,192.44       0.43        $19,909.55      10.219      20.43      99.52
   25,000.01 --    50,000.00      606        22,965,754.61       2.26         37,897.28       9.879      29.34      95.06
   50,000.01 --    75,000.00      599        37,408,892.20       3.68         62,452.24       9.055      49.02      91.29
   75,000.01 --   100,000.00      485        42,592,327.98       4.19         87,819.23       8.490      57.54      87.78
  100,000.01 --   125,000.00      447        50,091,861.54       4.93        112,062.33       7.996      65.83      84.81
  125,000.01 --   150,000.00      398        54,722,459.85       5.39        137,493.62       7.527      72.48      81.82
  150,000.01 --   175,000.00      264        42,997,993.83       4.23        162,871.19       7.339      74.50      80.77
  175,000.01 --   200,000.00      241        45,564,496.88       4.49        189,064.30       7.514      74.58      81.60
  200,000.01 --   225,000.00      169        35,968,444.05       3.54        212,831.03       7.174      77.88      78.76
  225,000.01 --   250,000.00      173        41,282,460.01       4.06        238,626.94       6.982      78.54      78.54
  250,000.01 --   275,000.00      131        34,314,045.23       3.38        261,939.28       7.041      80.49      81.02
  275,000.01 --   300,000.00      154        44,295,986.85       4.36        287,636.28       7.090      79.31      79.31
  300,000.01 --   359,650.00      238        78,515,918.98       7.73        329,898.82       6.951      80.27      80.27
  359,650.01 --   500,000.00      704       294,473,740.85      28.99        418,286.56       6.687      81.32      81.32
  500,000.01 -- 1,000,000.00      305       183,903,554.08      18.10        602,962.47       6.680      81.02      81.02
1,000,000.01 -- 1,300,000.00        2         2,417,869.07       0.24      1,208,934.53       5.820      76.59      76.59
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                          5,135    $1,015,875,998.45     100.00       $197,833.69       7.188      75.37      82.09
=========================================================================================================================

                              WTD. AVG.
                                CREDIT
RANGE ($)                       SCORE
---------------------------------------

   12,496.88 --    25,000.00     634
   25,000.01 --    50,000.00     638
   50,000.01 --    75,000.00     639
   75,000.01 --   100,000.00     633
  100,000.01 --   125,000.00     629
  125,000.01 --   150,000.00     632
  150,000.01 --   175,000.00     628
  175,000.01 --   200,000.00     623
  200,000.01 --   225,000.00     623
  225,000.01 --   250,000.00     625
  250,000.01 --   275,000.00     619
  275,000.01 --   300,000.00     630
  300,000.01 --   359,650.00     634
  359,650.01 --   500,000.00     653
  500,000.01 -- 1,000,000.00     656
1,000,000.01 -- 1,300,000.00     752
---------------------------------------
TOTAL:                           641
=======================================


--------------------------------------------------------------------------------
                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE
--------------------------------------------------------------------------------

                                                   % OF POOL                                          WTD. AVG.
                                                   BY UNPAID                    WTD. AVG.  WTD. AVG.   ADJUSTED  WTD. AVG.
                    NUMBER OF   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS     ORIGINAL   ORIGINAL    CREDIT
MORTGAGE RATES (%)    LOANS         BALANCE       BALANCE (%)      BALANCE     COUPON (%)    LTV (%)   LTV (%)     SCORE
--------------------------------------------------------------------------------------------------------------------------

 4.250 --  4.499          1          $397,896.92        0.04      $397,896.92       4.250      80.00      80.00       740
 5.000 --  5.499         59        22,072,023.25        2.17       374,102.09       5.349      77.04      77.04       693
 5.500 --  5.999        416       142,957,915.18       14.07       343,648.83       5.808      78.12      78.12       671
 6.000 --  6.499        518       151,068,634.69       14.87       291,638.29       6.249      78.96      78.96       656
 6.500 --  6.999        860       243,400,450.43       23.96       283,023.78       6.747      80.47      80.47       646
 7.000 --  7.499        514       119,169,580.22       11.73       231,847.43       7.270      80.73      80.78       626
 7.500 --  7.999        681       146,204,444.78       14.39       214,690.81       7.730      81.68      82.25       618
 8.000 --  8.499        305        49,566,305.96        4.88       162,512.48       8.235      76.90      84.75       622
 8.500 --  8.999        389        46,956,085.73        4.62       120,709.73       8.723      70.82      87.68       613
 9.000 --  9.499        155        17,957,793.20        1.77       115,856.73       9.200      66.42      88.57       611
 9.500 --  9.999        524        34,198,198.78        3.37        65,263.74       9.774      34.63      96.62       640
10.000 -- 10.499        170        11,013,374.91        1.08        64,784.56      10.225      35.59      96.70       628
10.500 -- 10.999        385        23,779,254.27        2.34        61,764.30      10.767      22.21      98.87       632
11.000 -- 11.499         94         3,611,051.35        0.36        38,415.44      11.204      19.93      99.03       609
11.500 -- 11.999         44         2,279,966.40        0.22        51,817.42      11.763      20.95      95.78       623
12.000 -- 12.499          5           279,901.61        0.03        55,980.32      12.229      20.00      100.00      648
12.500 -- 12.999         13           831,402.70        0.08        63,954.05      12.607      29.10      94.45       614
13.000 -- 13.499          1            89,760.95        0.01        89,760.95      13.000      20.00      100.00      647
13.500 -- 13.599          1            41,957.12        0.00        41,957.12      13.599      70.00      70.00       519
--------------------------------------------------------------------------------------------------------------------------
TOTAL:                5,135    $1,015,875,998.45     $100.00       197,833.69       7.188      75.37      82.09       641
==========================================================================================================================


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                    THE MORTGAGE LOANS (GROUP II COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY
--------------------------------------------------------------------------------

                                                   % OF POOL                                               WTD. AVG.
                                                   BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
                      NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
ORIGINAL TERM (MOS)  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
--------------------------------------------------------------------------------------------------------------------------------

120                        5         $261,813.83       0.03       $52,362.77       6.650        76.51         76.51        662
180                    1,478       91,698,209.46       9.03        62,042.09       9.764        23.06         97.16        658
240                       19        2,569,332.99       0.25       135,228.05       6.761        58.04         69.48        690
300                        1           80,188.12       0.01        80,188.12       6.750        89.83         89.83        659
360                    3,632      921,266,454.05      90.69       253,652.66       6.932        80.62         80.62        640
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 5,135   $1,015,875,998.45     100.00      $197,833.69       7.188        75.37         82.09        641
================================================================================================================================

--------------------------------------------------------------------------------
                   DISTRIBUTION BY REMAINING TERM TO MATURITY
--------------------------------------------------------------------------------

                                                    % OF POOL                                               WTD. AVG.
                                                    BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
                       NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
REMAINING TERM (MOS)  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
---------------------------------------------------------------------------------------------------------------------------------

115 -- 120                  5         $261,813.83       0.03       $52,362.77       6.650        76.51         76.51        662
121 -- 180              1,478       91,698,209.46       9.03        62,042.09       9.764        23.06         97.16        658
181 -- 240                 19        2,569,332.99       0.25       135,228.05       6.761        58.04         69.48        690
241 -- 300                  1           80,188.12       0.01        80,188.12       6.750        89.83         89.83        659
301 -- 359              3,632      921,266,454.05      90.69       253,652.66       6.932        80.62         80.62        640
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  5,135   $1,015,875,998.45     100.00      $197,833.69       7.188        75.37         82.09        641
=================================================================================================================================

--------------------------------------------------------------------------------
                            DISTRIBUTION BY SEASONING
--------------------------------------------------------------------------------

                                                    % OF POOL                                               WTD. AVG.
                                                    BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
                       NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
SEASONING (MOS)       OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
---------------------------------------------------------------------------------------------------------------------------------

0 --  6                 5,055     $996,094,755.26      98.05      $197,051.39       7.187        75.25         82.06        642
7 -- 12                    80       19,781,243.19       1.95       247,265.54       7.219        81.58         83.32        626
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  5,135   $1,015,875,998.45     100.00      $197,833.69       7.188        75.37         82.09        641
=================================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                    THE MORTGAGE LOANS (GROUP II COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------

                                                 % OF POOL                                               WTD. AVG.
                                                 BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
                    NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
ORIGINAL LTVS (%)  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
------------------------------------------------------------------------------------------------------------------------------

 7.14 --  25.00      1,421      $84,615,493.49        8.33       $59,546.44       9.960        19.77         99.19        658
25.01 --  30.00         17        1,555,813.95        0.15        91,518.47       9.938        28.32         81.43        636
30.01 --  35.00         15        1,204,089.58        0.12        80,272.64       7.688        32.81         50.67        610
35.01 --  40.00         17        2,723,023.09        0.27       160,177.83       6.338        38.70         38.70        655
40.01 --  45.00         19        3,569,586.34        0.35       187,872.97       6.915        42.14         42.14        603
45.01 --  50.00         31        6,537,072.28        0.64       210,873.30       6.792        48.19         48.19        606
50.01 --  55.00         35        6,292,052.20        0.62       179,772.92       6.689        52.83         52.83        647
55.01 --  60.00         58       12,800,775.59        1.26       220,703.03       6.691        58.11         58.11        615
60.01 --  65.00         85       21,319,798.45        2.10       250,821.16       6.712        63.23         63.23        613
65.01 --  70.00        151       35,777,708.81        3.52       236,938.47       6.864        68.46         68.46        613
70.01 --  75.00        245       65,077,372.00        6.41       265,621.93       6.956        73.60         73.60        611
75.01 --  80.00      1,862      486,335,566.39       47.87       261,189.89       6.724        79.79         79.79        654
80.01 --  85.00        343       82,092,357.97        8.08       239,336.32       7.132        84.37         84.37        616
85.01 --  90.00        518      136,888,681.37       13.47       264,263.86       7.304        89.63         89.63        632
90.01 --  95.00        247       59,523,525.56        5.86       240,985.93       7.462        94.54         94.54        640
95.01 -- 100.00         71        9,563,081.38        0.94       134,691.29       8.265        99.36         99.36        652
------------------------------------------------------------------------------------------------------------------------------
TOTAL:               5,135   $1,015,875,998.45      100.00      $197,833.69       7.188        75.37         82.09        641
==============================================================================================================================

The Weighted average original LTV of the Group II mortgage loans is 75.37%



--------------------------------------------------------------------------------
             DISTRIBUTION BY ADJUSTED ORIGINAL LOAN-TO-VALUE RATIOS*
--------------------------------------------------------------------------------

                                                          % OF POOL                                               WTD. AVG.
                                                          BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED
                             NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV
ADJUSTED ORIGINAL LTVS (%)  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)
----------------------------------------------------------------------------------------------------------------------------

  9.04 --  25.00                  6         $254,118.67        0.03       $42,353.11       9.079        17.73         17.73
 25.01 --  30.00                  4          384,686.79        0.04        96,171.70       6.687        28.79         28.79
 30.01 --  35.00                  8          884,634.51        0.09       110,579.31       6.669        32.85         32.85
 35.01 --  40.00                 17        2,723,023.09        0.27       160,177.83       6.338        38.70         38.70
 40.01 --  45.00                 19        3,569,586.34        0.35       187,872.97       6.915        42.14         42.14
 45.01 --  50.00                 31        6,537,072.28        0.64       210,873.30       6.792        48.19         48.19
 50.01 --  55.00                 35        6,292,052.20        0.62       179,772.92       6.689        52.83         52.83
 55.01 --  60.00                 58       12,800,775.59        1.26       220,703.03       6.691        58.11         58.11
 60.01 --  65.00                 85       21,319,798.45        2.10       250,821.16       6.712        63.23         63.23
 65.01 --  70.00                152       35,842,658.37        3.53       235,806.96       6.874        68.36         68.46
 70.01 --  75.00                245       65,077,372.00        6.41       265,621.93       6.956        73.60         73.60
 75.01 --  80.00              1,863      486,485,251.74       47.89       261,130.03       6.725        79.76         79.79
 80.01 --  85.00                344       82,139,207.22        8.09       238,776.77       7.135        84.34         84.37
 85.01 --  90.00                548      138,533,631.31       13.64       252,798.60       7.339        88.71         89.62
 90.01 --  95.00                316       63,743,567.58        6.27       201,720.15       7.659        89.38         94.54
 95.01 -- 100.00              1,388       88,099,047.84        8.67        63,471.94       9.762        28.82         99.90
100.01 -- 100.04                 16        1,189,514.47        0.12        74,344.65      10.199        24.56        100.02
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,135   $1,015,875,998.45      100.00      $197,833.69       7.188        75.37         82.09
============================================================================================================================

                            WTD. AVG.
                              CREDIT
ADJUSTED ORIGINAL LTVS (%)    SCORE
-------------------------------------

  9.04 --  25.00               587
 25.01 --  30.00               623
 30.01 --  35.00               605
 35.01 --  40.00               655
 40.01 --  45.00               603
 45.01 --  50.00               606
 50.01 --  55.00               647
 55.01 --  60.00               615
 60.01 --  65.00               613
 65.01 --  70.00               613
 70.01 --  75.00               611
 75.01 --  80.00               654
 80.01 --  85.00               616
 85.01 --  90.00               632
 90.01 --  95.00               640
 95.01 -- 100.00               657
100.01 -- 100.04               660
-------------------------------------
TOTAL:                         641
=====================================

* The Loan-to-Value Ratios for second lien mortgages includes the principal balance at origination of the first lien mortgage.


                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                    THE MORTGAGE LOANS (GROUP II COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIOS
--------------------------------------------------------------------------------

                                                 % OF POOL                                               WTD. AVG.
                                                 BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
                    NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
COMBINED LTVS (%)  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
------------------------------------------------------------------------------------------------------------------------------

 9.00 --  25.00          5         $223,629.26       0.02       $44,725.85       8.851        17.43         17.43        582
25.01 --  30.00          4          384,686.79       0.04        96,171.70       6.687        28.79         28.79        623
30.01 --  35.00          8          884,634.51       0.09       110,579.31       6.669        32.85         32.85        605
35.01 --  40.00         15        1,830,922.22       0.18       122,061.48       6.672        38.20         38.20        616
40.01 --  45.00         19        4,201,387.89       0.41       221,125.68       6.676        41.63         41.63        627
45.01 --  50.00         31        6,537,072.28       0.64       210,873.30       6.792        48.19         48.19        606
50.01 --  55.00         34        6,185,175.83       0.61       181,916.94       6.680        52.82         52.82        648
55.01 --  60.00         58       12,370,698.35       1.22       213,287.90       6.749        58.07         58.07        609
60.01 --  65.00         85       21,319,798.45       2.10       250,821.16       6.712        63.23         63.23        613
65.01 --  70.00        135       31,884,623.60       3.14       236,182.40       6.888        68.45         68.56        610
70.01 --  75.00        210       52,746,114.80       5.19       251,171.98       6.962        73.39         73.39        599
75.01 --  80.00        440      114,537,578.19      11.27       260,312.68       6.903        79.11         79.19        625
80.01 --  85.00        322       80,438,973.59       7.92       249,810.48       7.100        83.91         84.13        619
85.01 --  90.00        570      150,406,929.48      14.81       263,871.81       7.269        87.69         88.44        634
90.01 --  95.00        421       95,599,856.11       9.41       227,078.04       7.350        85.91         89.46        645
95.01 -- 100.00      2,778      436,323,917.10      42.95       157,064.05       7.321        69.45         83.98        662
------------------------------------------------------------------------------------------------------------------------------
TOTAL:               5,135   $1,015,875,998.45     100.00      $197,833.69       7.188        75.37         82.09        641
==============================================================================================================================

--------------------------------------------------------------------------------
                         DISTRIBUTION BY OCCUPANCY TYPE
--------------------------------------------------------------------------------

                                              % OF POOL                                               WTD. AVG.
                                              BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
                 NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
OCCUPANCY TYPE  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
---------------------------------------------------------------------------------------------------------------------------

INVESTOR           205       $41,242,918.26       4.06      $201,184.97       7.634        82.67         82.82        668
OWNER OCCUPIED    4,841      958,282,789.41      94.33       197,951.41       7.167        75.03         82.02        639
SECOND HOME          89       16,350,290.78       1.61       183,711.13       7.245        76.71         84.02        686
---------------------------------------------------------------------------------------------------------------------------
TOTAL:            5,135   $1,015,875,998.45     100.00      $197,833.69       7.188        75.37         82.09        641
===========================================================================================================================

--------------------------------------------------------------------------------
                          DISTRIBUTION BY PROPERTY TYPE
--------------------------------------------------------------------------------

                                              % OF POOL                                               WTD. AVG.
                                              BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
                 NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
PROPERTY TYPES  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
---------------------------------------------------------------------------------------------------------------------------

1 FAMILY          3,852     $739,692,205.10      72.81      $192,028.09       7.188        75.57         81.93        639
PUD                 612      135,072,148.84      13.30       220,706.13       7.217        74.98         83.01        645
CONDO               413       72,116,765.90       7.10       174,616.87       7.053        73.40         82.86        655
2 -- 4 FAM          254       68,612,072.80       6.75       270,126.27       7.266        76.05         81.14        649
TOWNHOUSE             4          382,805.81       0.04        95,701.45       7.748        83.38         83.38        639
---------------------------------------------------------------------------------------------------------------------------
TOTAL:            5,135   $1,015,875,998.45     100.00      $197,833.69       7.188        75.37         82.09        641
===========================================================================================================================

                          Citigroup Global Markets Inc.

--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                    THE MORTGAGE LOANS (GROUP II COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DISTRIBUTION BY LOAN PURPOSE
--------------------------------------------------------------------------------

                                                    % OF POOL                                             WTD. AVG.
                                                    BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                       NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
LOAN PURPOSE          OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
------------------------------------------------------------------------------------------------------------------------------

CASH OUT                2,187     $509,202,539.82      50.12      $232,831.52       7.037        77.62       80.27       625
CONSTRUCTION -- PERM        1          617,288.41       0.06       617,288.41       5.700        93.95       93.95       644
PURCHASE                2,767      469,462,140.65      46.21       169,664.67       7.365        72.64       84.04       661
REFINANCE                 180       36,594,029.57       3.60       203,300.16       7.034        78.84       82.16       622
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  5,135   $1,015,875,998.45     100.00      $197,833.69       7.188        75.37       82.09       641
==============================================================================================================================

--------------------------------------------------------------------------------
                          DISTRIBUTION BY DOCUMENT TYPE
--------------------------------------------------------------------------------

                                                          % OF POOL                                             WTD. AVG.
DOCUMENT TYPE                                             BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED
(INCOME-ASSETS-              NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL
EMPLOYEMENT VERIFICATION )  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)
-------------------------------------------------------------------------------------------------------------------------

Full-Full-Verified            2,395     $390,870,598.84       38.48      $163,202.76       7.157        75.36       83.27
Full-Limited-Verified           278       40,913,042.83        4.03       147,169.22       7.131        73.73       82.62
Limited-Full-Verified           102       22,712,677.69        2.24       222,673.31       6.928        75.29       82.63
Limited-Limited-Verified         64       14,333,924.33        1.41       223,967.57       7.356        76.31       85.19
None-Full-None                    3          290,198.83        0.03        96,732.94       8.589        90.63       90.63
None-Full-Verified              682      159,885,112.15       15.74       234,435.65       7.439        72.41       82.79
None-None-None                    6          844,702.29        0.08       140,783.72       8.109        83.12       83.12
None-None-Verified                3          356,145.11        0.04       118,715.04       8.194        84.30       84.30
None-Stated-Verified              3        1,235,820.16        0.12       411,940.05       7.830        90.00       90.00
Reduced-Full-Verified           505      122,609,524.31       12.07       242,791.14       6.882        76.07       83.32
Stated-Full-Verified            594      164,082,372.70       16.15       276,232.95       6.974        76.15       77.36
Stated-Limited-Verified         223       39,767,006.47        3.91       178,327.38       7.755        76.05       84.12
Stated-None-Verified            271       56,853,004.30        5.60       209,789.68       7.633        79.87       79.87
Stated-Stated-Verified            6        1,121,868.44        0.11       186,978.07       7.055        79.86       83.84
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                        5,135   $1,015,875,998.45     $100.00       197,833.69       7.188        75.37       82.09
=========================================================================================================================

DOCUMENT TYPE               WTD. AVG.
(INCOME-ASSETS-               CREDIT
EMPLOYEMENT VERIFICATION )    SCORE
-------------------------------------

Full-Full-Verified             629
Full-Limited-Verified          626
Limited-Full-Verified          639
Limited-Limited-Verified       654
None-Full-None                 635
None-Full-Verified             676
None-None-None                 682
None-None-Verified             714
None-Stated-Verified           702
Reduced-Full-Verified          645
Stated-Full-Verified           633
Stated-Limited-Verified        648
Stated-None-Verified           652
Stated-Stated-Verified         653
-------------------------------------
TOTAL:                         641
=====================================

--------------------------------------------------------------------------------
                            DISTRIBUTION BY LIEN TYPE
--------------------------------------------------------------------------------

                                            % OF POOL                                                       WTD. AVG.
                                            BY UNPAID                            WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
               NUMBER    UNPAID PRINCIPAL   PRINCIPAL                              GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
LIEN TYPE     OF LOANS       BALANCE       BALANCE (%)  AVG. PRINCIPAL BALANCE  COUPON (%)       (%)           (%)        SCORE
---------------------------------------------------------------------------------------------------------------------------------

First Liens     3,700    $930,024,041.40      91.55           $251,357.85          6.930        80.49         80.49        640
Second Liens    1,435      85,851,957.05       8.45             59,827.15          9.979        19.94         99.42        658
---------------------------------------------------------------------------------------------------------------------------------
TOTAL:          5,135   $1,015,875,998.45     100.00          $197,833.69          7.188        75.37         82.09        641
=================================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                           DISTRIBUTION BY INDEX TYPE
--------------------------------------------------------------------------------


                                                    % OF POOL                                             WTD. AVG.
                                                    BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                       NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
INDEX TYPE            OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
------------------------------------------------------------------------------------------------------------------------------
6 Month Libor           3,144     $818,570,928.65       80.58      $260,359.71      6.942        80.92       80.92       638
Fixed                   1,991      197,305,069.80       19.42        99,098.48      8.205        52.35       86.93       656
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  5,135   $1,015,875,998.45      100.00      $197,833.69      7.188        75.37       82.09       641
===============================================================================================================================

--------------------------------------------------------------------------------
                    THE MORTGAGE LOANS (GROUP II COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              DISTRIBUTION BY STATE
--------------------------------------------------------------------------------

                                                    % OF POOL                                             WTD. AVG.
                                                    BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                       NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
STATE                 OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
------------------------------------------------------------------------------------------------------------------------------

California              1,769     $503,846,428.82       49.60      $284,819.91       6.939        74.17       81.29       649
New York                  221       58,558,746.21        5.76       264,971.70       7.110        76.22       81.29       650
Florida                   372       51,679,543.61        5.09       138,923.50       7.513        74.27       82.12       640
Maryland                  241       47,901,319.53        4.72       198,760.66       7.242        77.05       82.79       640
Virginia                  163       34,157,714.67        3.36       209,556.53       7.372        75.96       82.54       636
New Jersey                131       33,101,564.67        3.26       252,683.70       7.259        75.88       79.80       625
Texas                     338       31,988,523.74        3.15        94,640.60       7.694        75.88       83.07       626
Illinois                  165       23,364,347.56        2.30       141,602.11       7.369        77.29       84.09       632
Washington                165       22,538,313.68        2.22       136,595.84       7.409        73.73       84.91       625
Nevada                    106       21,256,067.03        2.09       200,528.93       7.292        74.48       82.86       651
Arizona                   122       19,356,267.37        1.91       158,657.93       7.596        74.57       82.49       623
Massachusetts              70       17,280,451.44        1.70       246,863.59       6.969        76.34       82.17       646
Pennsylvania              105       12,747,307.63        1.25       121,402.93       7.707        80.58       83.82       611
Connecticut                62       11,345,468.26        1.12       182,991.42       7.216        77.72       82.09       624
Georgia                    78       10,840,461.17        1.07       138,980.27       7.839        78.64       82.22       632
Colorado                   67       10,617,848.15        1.05       158,475.35       7.224        79.33       85.18       646
Michigan                   70        7,685,766.74        0.76       109,796.67       7.770        81.04       85.84       616
Missouri                   86        7,118,483.20        0.70        82,773.06       8.051        77.69       85.45       622
Tennessee                  68        6,937,653.88        0.68       102,024.32       8.052        83.58       86.34       613
North Carolina             59        6,149,182.48        0.61       104,223.43       7.674        74.83       83.53       630
Louisiana                  76        5,920,772.80        0.58        77,904.91       7.810        74.70       84.02       604
Rhode Island               30        5,916,441.37        0.58       197,214.71       7.317        75.17       78.39       617
Oregon                     45        5,820,214.66        0.57       129,338.10       7.447        78.10       85.33       639
Idaho                      46        5,776,514.58        0.57       125,576.40       7.796        79.89       85.57       628
District of Columbia       25        5,499,807.54        0.54       219,992.30       7.672        70.78       78.09       623
Ohio                       54        5,223,167.96        0.51        96,725.33       7.610        78.46       84.09       632
Kansas                     35        4,313,197.66        0.42       123,234.22       7.451        81.10       84.85       645
New Hampshire              28        3,583,202.77        0.35       127,971.53       7.137        77.84       85.07       615
Mississippi                44        3,282,614.00        0.32        74,604.86       8.217        79.80       85.53       603
Wisconsin                  36        3,159,311.49        0.31        87,758.65       7.935        71.75       84.57       630
Minnesota                  16        3,150,208.73        0.31       196,888.05       7.427        83.64       90.79       644
New Mexico                 26        3,040,168.02        0.30       116,929.54       7.620        83.37       87.72       641
Utah                       17        2,879,350.26        0.28       169,373.54       7.190        84.77       86.18       645
Alabama                    26        2,467,972.92        0.24        94,922.04       8.272        79.90       83.38       631
Oklahoma                   32        2,458,150.97        0.24        76,817.22       7.967        78.05       85.33       635
South Carolina             17        1,833,029.94        0.18       107,825.29       7.520        79.00       83.97       664
Delaware                   15        1,827,479.91        0.18       121,831.99       8.039        74.92       85.50       632
Arkansas                   14        1,710,583.55        0.17       122,184.54       7.772        90.62       90.62       655
Indiana                    14        1,577,029.35        0.16       112,644.95       7.866        78.18       81.10       582
Maine                      14        1,538,283.72        0.15       109,877.41       7.283        69.39       81.24       626
Montana                    13        1,167,180.56        0.11        89,783.12       7.473        74.07       84.46       632
Kentucky                   13        1,110,799.23        0.11        85,446.09       8.289        81.55       83.43       588
West Virginia               8        1,061,513.44        0.10       132,689.18       8.024        81.04       86.38       604
Nebraska                   17          974,504.62        0.10        57,323.80       8.519        74.62       86.30       620
Vermont                     3          942,309.93        0.09       314,103.31       6.526        78.63       78.63       706
Iowa                        8          837,795.05        0.08       104,724.38       8.186        81.75       83.59       602
Alaska                      1          186,683.66        0.02       186,683.66       6.750        75.00       75.00       640
Wyoming                     3           86,600.98        0.01        28,866.99       8.564        54.56       86.59       590
South Dakota                1           59,648.94        0.01        59,648.94       6.990        93.75       93.75       648
------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  5,135   $1,015,875,998.45      100.00      $197,833.69       7.188        75.37       82.09       641
==============================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                    THE MORTGAGE LOANS (GROUP II COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        PREPAY PENALTY FOR MORTGAGE LOANS
--------------------------------------------------------------------------------

                                              % OF POOL                                               WTD. AVG.
                                              BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
                 NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
PREPAY PENALTY  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
---------------------------------------------------------------------------------------------------------------------------

Has No Penalty    1,758    $317,296,095.21      31.23       $180,486.97      7.512        74.02         82.77        642
Has Penalty       3,377     698,579,903.24      68.77        206,864.05      7.040        75.98         81.78        641
---------------------------------------------------------------------------------------------------------------------------
TOTAL:            5,135   $1,015,875,998.45     100.00      $197,833.69      7.188        75.37         82.09        641
===========================================================================================================================


--------------------------------------------------------------------------------
                         PREPAY TERM FOR MORTGAGE LOANS
--------------------------------------------------------------------------------

                                                 % OF POOL                                             WTD. AVG.
                                                 BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                    NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
PREPAY TERM (MOS)  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
---------------------------------------------------------------------------------------------------------------------------

None                 1,758     $317,296,095.21      31.23      $180,486.97       7.512        74.02       82.77       642
0-12                   176       46,648,537.68       4.59       265,048.51       6.932        76.28       79.97       654
13-24                2,634      536,284,312.80      52.79       203,600.73       7.094        75.56       82.38       638
25-36                  500      105,577,301.52      10.39       211,154.60       6.778        77.69       79.74       655
37-60                   67       10,069,751.24       0.99       150,294.79       7.404        79.15       79.15       626
---------------------------------------------------------------------------------------------------------------------------
TOTAL:               5,135   $1,015,875,998.45     100.00      $197,833.69       7.188        75.37       82.09       641
===========================================================================================================================



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                    THE MORTGAGE LOANS (GROUP II COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           DISTRIBUTION BY FICO SCORES
--------------------------------------------------------------------------------

                                           % OF POOL                                             WTD. AVG.
                                           BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
              NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
FICO SCORES  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
---------------------------------------------------------------------------------------------------------------------

0 -- 499         7           $803,572.95       0.08      $114,796.14       7.821        74.90       74.90       491
500 -- 524       155       29,140,717.01       2.87       188,004.63       8.171        77.48       77.61       512
525 -- 549       186       32,979,158.16       3.25       177,307.30       7.975        77.77       78.18       536
550 -- 574       289       61,466,553.61       6.05       212,687.04       7.698        78.82       79.02       562
575 -- 599       644      105,413,287.80      10.38       163,685.23       7.443        76.15       82.16       588
600 -- 624       915      163,646,401.54      16.11       178,848.53       7.314        74.67       82.32       613
625 -- 649       964      185,262,304.05      18.24       192,180.81       7.163        75.34       82.72       637
650 -- 674       763      161,482,931.88      15.90       211,642.11       7.012        75.01       82.50       661
675 -- 699       534      115,759,897.69      11.40       216,778.83       6.906        74.54       83.26       686
700 -- 724       319       72,463,801.42       7.13       227,159.25       6.769        74.65       82.77       711
725 -- 749       189       43,887,260.08       4.32       232,207.73       6.711        72.33       82.00       737
750 -- 774       119       30,994,278.24       3.05       260,456.12       6.739        75.31       82.89       762
775 -- 799        37        9,918,774.22       0.98       268,074.98       6.904        77.57       84.04       784
800 -- 824        14        2,657,059.80       0.26       189,789.99       6.896        77.20       80.97       808
---------------------------------------------------------------------------------------------------------------------
TOTAL:         5,135   $1,015,875,998.45     100.00      $197,833.69       7.188        75.37       82.09       641
=====================================================================================================================


--------------------------------------------------------------------------------
                         DISTRIBUTION BY DEBT TO INCOME
--------------------------------------------------------------------------------

                                                  % OF POOL                                             WTD. AVG.
                                                  BY UNPAID                    WTD. AVG.    WTD. AVG.    ADJUSTED  WTD. AVG.
                     NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV   ORIGINAL    CREDIT
DEBT TO INCOME (%)  OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)       LTV (%)     SCORE
----------------------------------------------------------------------------------------------------------------------------

0.00 -- 25.00           338      $61,791,695.75       6.08      $182,815.67       7.199        73.86       80.68       649
25.01 -- 30.00          286       53,578,953.30       5.27       187,339.00       7.055        75.76       81.42       642
30.01 -- 35.00          625      113,016,432.19      11.13       180,826.29       7.137        75.01       81.18       646
35.01 -- 40.00          918      180,061,888.45      17.72       196,145.85       7.113        75.07       81.81       647
40.01 -- 45.00        1,242      256,020,577.66      25.20       206,135.73       7.176        75.73       82.17       642
45.01 -- 50.00        1,335      275,674,085.96      27.14       206,497.44       7.286        75.16       82.51       637
50.01 -- 55.00          331       64,493,615.19       6.35       194,844.76       7.251        77.39       83.90       627
55.01 -- 60.00           59       11,105,149.95       1.09       188,222.88       6.961        75.46       83.77       636
60.01 -- 62.03            1          133,600.00       0.01       133,600.00       5.750        80.00       80.00       688
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                5,135   $1,015,875,998.45     100.00      $197,833.69       7.188        75.37       82.09       641
============================================================================================================================



                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                    THE MORTGAGE LOANS (GROUP II COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             DISTRIBUTION BY MARGINS
--------------------------------------------------------------------------------

                                               % OF POOL                                               WTD. AVG.
                                               BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
                   NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
MARGINS (%)       OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
----------------------------------------------------------------------------------------------------------------------------

 1.000 --  1.500        1        $224,791.25       0.03      $224,791.25       6.300        69.23         69.23        602
 1.501 --  2.000       12       1,927,259.62       0.24       160,604.97       7.443        84.42         84.42        606
 2.501 --  3.000        3       1,294,868.13       0.16       431,622.71       6.673        84.89         84.89        661
 3.001 --  3.500        2         454,591.69       0.06       227,295.85       6.500        69.41         69.41        625
 3.501 --  4.000        4         699,187.53       0.09       174,796.88       7.094        91.32         91.32        663
 4.001 --  4.500       94      19,302,593.77       2.36       205,346.74       6.838        81.51         81.51        639
 4.501 --  5.000       69      21,801,646.16       2.66       315,965.89       5.926        79.16         79.16        662
 5.001 --  5.500      311      96,073,049.38      11.74       308,916.56       6.197        78.21         78.21        664
 5.501 --  6.000      841     222,854,927.36      27.22       264,988.02       6.732        79.84         79.84        644
 6.001 --  6.500      689     191,384,823.23      23.38       277,771.88       6.887        80.36         80.36        638
 6.501 --  7.000      572     141,955,326.11      17.34       248,173.65       7.295        82.62         82.62        625
 7.001 --  7.500      283      69,336,216.77       8.47       245,004.30       7.563        83.30         83.30        617
 7.501 --  8.000      226      44,394,523.99       5.42       196,435.95       8.018        84.87         84.87        620
 8.001 --  8.500       17       3,739,742.24       0.46       219,984.84       8.408        86.34         86.34        592
 8.501 --  9.000       13       2,434,507.85       0.30       187,269.83       8.732        88.64         88.64        584
 9.001 --  9.500        6         650,916.45       0.08       108,486.08       9.818        83.47         83.47        549
12.001 -- 12.099        1          41,957.12       0.01        41,957.12      13.599        70.00         70.00        519
----------------------------------------------------------------------------------------------------------------------------
TOTAL:              3,144    $818,570,928.65     100.00      $260,359.71       6.942        80.92         80.92        638
============================================================================================================================

--------------------------------------------------------------------------------
                     DISTRIBUTION BY NEXT RATE CHANGE DATES
--------------------------------------------------------------------------------

                                                     % OF POOL                                               WTD. AVG.
                                                     BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
                         NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
NEXT RATE CHANGE DATES  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
----------------------------------------------------------------------------------------------------------------------------------

2005-07 to 2005-12            5      $1,551,334.16       0.19      $310,266.83       6.980        85.16         85.16        637
2006-01 to 2006-06            3         747,394.73       0.09       249,131.58       7.231        84.36         84.36        643
2006-07 to 2006-12           13       2,733,449.56       0.33       210,265.35       7.766        87.76         87.76        590
2007-01 to 2007-06        2,222     557,378,579.84      68.09       250,845.45       7.029        81.09         81.09        635
2007-07 to 2007-12          547     156,697,827.34      19.14       286,467.69       6.906        80.41         80.41        635
2008-01 to 2008-06          119      24,835,308.39       3.03       208,700.07       6.897        80.99         80.99        639
2008-07 to 2008-12           32      10,822,400.32       1.32       338,200.01       6.541        81.96         81.96        670
2010-01 to 2010-06          141      43,353,411.12       5.30       307,471.00       6.306        80.56         80.56        668
2010-07 to 2010-12           62      20,451,223.19       2.50       329,858.44       6.338        78.87         78.87        660
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    3,144    $818,570,928.65     100.00      $260,359.71       6.942        80.92         80.92        638
==================================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                    THE MORTGAGE LOANS (GROUP II COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     DISTRIBUTION BY MAXIMUM MORTGAGE RATES
--------------------------------------------------------------------------------

                                                % OF POOL                                               WTD. AVG.
                                                BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
                    NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
MAXIMUM RATES (%)  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
-----------------------------------------------------------------------------------------------------------------------------

10.750 -- 11.000         1        $397,896.92       0.05      $397,896.92       4.250        80.00         80.00        740
11.001 -- 11.500        13       2,777,875.69       0.34       213,682.75       5.882        75.85         75.85        664
11.501 -- 12.000       119      40,364,574.73       4.93       339,198.11       5.615        78.11         78.11        676
12.001 -- 12.500       390     133,432,354.54      16.30       342,134.24       5.915        79.14         79.14        666
12.501 -- 13.000       516     153,774,002.34      18.79       298,011.63       6.392        79.75         79.75        652
13.001 -- 13.500       582     164,583,289.50      20.11       282,789.16       6.828        81.11         81.11        639
13.501 -- 14.000       446     114,553,109.19      13.99       256,845.54       7.321        81.65         81.65        624
14.001 -- 14.500       449     103,756,698.23      12.68       231,083.96       7.731        82.21         82.21        616
14.501 -- 15.000       235      45,754,499.21       5.59       194,700.00       8.124        83.08         83.08        617
15.001 -- 15.500       182      30,454,029.60       3.72       167,329.83       8.583        83.76         83.76        594
15.501 -- 16.000        94      15,024,643.48       1.84       159,836.63       9.024        83.79         83.79        574
16.001 -- 16.500        67       8,786,124.92       1.07       131,136.19       9.440        86.10         86.10        592
16.501 -- 17.000        26       2,759,126.17       0.34       106,120.24       9.769        85.87         85.87        565
17.001 -- 17.500        12       1,313,595.44       0.16       109,466.29      10.295        82.43         82.43        576
17.501 -- 18.000         9         647,273.51       0.08        71,919.28      10.757        89.87         89.87        575
18.501 -- 19.000         1          54,949.34       0.01        54,949.34      11.725        44.72         44.72        509
19.501 -- 20.000         1          94,928.72       0.01        94,928.72      12.650       100.00        100.00        619
20.501 -- 20.599         1          41,957.12       0.01        41,957.12      13.599        70.00         70.00        519
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:               3,144    $818,570,928.65     100.00      $260,359.71       6.942        80.92         80.92        638
=============================================================================================================================

--------------------------------------------------------------------------------
                     DISTRIBUTION BY MINIMUM MORTGAGE RATES
--------------------------------------------------------------------------------

                                                % OF POOL                                               WTD. AVG.
                                                BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
                    NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
MINIMUM RATES (%)  OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
-----------------------------------------------------------------------------------------------------------------------------

 2.000 --  2.500         2        $382,309.98       0.05      $191,154.99       9.032        90.00         90.00        564
 2.501 --  3.000         1         432,000.00       0.05       432,000.00       6.500        80.00         80.00        635
 3.001 --  3.500         1         343,000.00       0.04       343,000.00       6.500        65.96         65.96        591
 4.001 --  4.500         1         397,896.92       0.05       397,896.92       4.250        80.00         80.00        740
 4.501 --  5.000         9       3,530,528.33       0.43       392,280.93       5.919        78.39         78.39        665
 5.001 --  5.500        99      34,435,929.01       4.21       347,837.67       5.488        77.67         77.67        680
 5.501 --  6.000       398     132,784,216.83      16.22       333,628.69       5.969        79.23         79.23        665
 6.001 --  6.500       496     147,243,884.82      17.99       296,862.67       6.340        79.37         79.37        652
 6.501 --  7.000       628     178,981,202.76      21.87       285,001.92       6.809        81.24         81.24        642
 7.001 --  7.500       490     122,100,602.65      14.92       249,184.90       7.324        81.53         81.53        624
 7.501 --  8.000       485     107,688,697.25      13.16       222,038.55       7.776        82.12         82.12        613
 8.001 --  8.500       215      42,696,247.80       5.22       198,587.20       8.282        83.84         83.84        611
 8.501 --  9.000       164      28,100,148.33       3.43       171,342.37       8.761        84.32         84.32        588
 9.001 --  9.500        75      10,983,906.07       1.34       146,452.08       9.262        85.61         85.61        576
 9.501 -- 10.000        55       6,003,135.38       0.73       109,147.92       9.769        85.71         85.71        563
10.001 -- 10.500        14       1,734,245.34       0.21       123,874.67      10.216        86.03         86.03        583
10.501 -- 11.000         8         541,142.00       0.07        67,642.75      10.739        90.82         90.82        577
11.501 -- 12.000         1          54,949.34       0.01        54,949.34      11.725        44.72         44.72        509
12.501 -- 13.000         1          94,928.72       0.01        94,928.72      12.650       100.00        100.00        619
13.501 -- 13.599         1          41,957.12       0.01        41,957.12      13.599        70.00         70.00        519
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:               3,144    $818,570,928.65     100.00      $260,359.71       6.942        80.92         80.92        638
=============================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                    THE MORTGAGE LOANS (GROUP II COLLATERAL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   DISTRIBUTION BY INITIAL PERIODIC RATE CAPS
--------------------------------------------------------------------------------

                                                         % OF POOL                                               WTD. AVG.
                                                         BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED
INITIAL PERIODIC RATE CAPS   NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV
  (%)                       OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)
---------------------------------------------------------------------------------------------------------------------------

1.000 -- 1.000                   24      $5,364,019.95       0.66      $223,500.83       6.929        81.55         81.55
1.001 -- 1.500                  323      70,445,620.31       8.61       218,097.90       7.367        81.54         81.54
1.501 -- 2.000                   31       8,111,677.45       0.99       261,667.01       6.916        83.33         83.33
2.501 -- 3.000                2,688     706,743,860.24      86.34       262,925.54       6.936        80.84         80.84
4.501 -- 5.000                   77      27,796,150.70       3.40       360,988.97       6.025        80.64         80.64
6.001 -- 6.500                    1         109,600.00       0.01       109,600.00       7.400        80.00         80.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3,144    $818,570,928.65     100.00      $260,359.71       6.942        80.92         80.92
===========================================================================================================================

                            WTD. AVG.
INITIAL PERIODIC RATE CAPS    CREDIT
  (%)                         SCORE
-------------------------------------

1.000 -- 1.000                 641
1.001 -- 1.500                 630
1.501 -- 2.000                 625
2.501 -- 3.000                 637
4.501 -- 5.000                 685
6.001 -- 6.500                 688
-------------------------------------
TOTAL:                         638
=====================================

--------------------------------------------------------------------------------
                  DISTRIBUTION BY SUBSEQUENT PERIODIC RATE CAPS
--------------------------------------------------------------------------------

                                                       % OF POOL                                               WTD. AVG.
                                                       BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED
SUBSEQUENT PERIODIC RATE   NUMBER   UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV
  CAPS (%)                OF LOANS       BALANCE      BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)
-------------------------------------------------------------------------------------------------------------------------

1                           2,936    $777,182,079.00      94.94      $264,707.79       6.904        80.87         80.87
1.5                           191      38,936,682.90       4.76       203,856.98       7.633        82.19         82.19
2                              17       2,452,166.75       0.30       144,245.10       8.102        76.99         76.99
-------------------------------------------------------------------------------------------------------------------------
TOTAL:                      3,144    $818,570,928.65     100.00      $260,359.71       6.942        80.92         80.92
=========================================================================================================================

                          WTD. AVG.
SUBSEQUENT PERIODIC RATE    CREDIT
  CAPS (%)                  SCORE
-----------------------------------

1                            638
1.5                          638
2                            590
-----------------------------------
TOTAL:                       638
===================================

--------------------------------------------------------------------------------
                             DISTRIBUTION BY IO TERM
--------------------------------------------------------------------------------

                                         % OF POOL                                               WTD. AVG.
                                         BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
            NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
IO TERM    OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
----------------------------------------------------------------------------------------------------------------------

0            4,357     $746,415,775.69      73.48      $171,314.16       7.438        73.22         82.36        632
60             738      256,492,654.14      25.25       347,551.02       6.498        81.34         81.34        667
120             40       12,967,568.62       1.28       324,189.22       6.438        80.99         80.99        663
----------------------------------------------------------------------------------------------------------------------
TOTAL:       5,135   $1,015,875,998.45     100.00      $197,833.69       7.188        75.37         82.09        641
======================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

--------------------------------------------------------------------------------
                            DISTRIBUTION BY SERVICER
--------------------------------------------------------------------------------

                                           % OF POOL                                               WTD. AVG.
                                           BY UNPAID                    WTD. AVG.    WTD. AVG.     ADJUSTED    WTD. AVG.
              NUMBER    UNPAID PRINCIPAL   PRINCIPAL   AVG. PRINCIPAL     GROSS    ORIGINAL LTV  ORIGINAL LTV    CREDIT
SERVICER     OF LOANS       BALANCE       BALANCE (%)      BALANCE     COUPON (%)       (%)           (%)        SCORE
------------------------------------------------------------------------------------------------------------------------

Chase            791     $133,292,330.21      13.12      $168,511.16       7.660        79.00         81.87        636
Countrywide    4,253      856,728,127.76      84.33       201,440.90       7.123        74.65         82.12        642
HomeEQ            91       25,855,540.48       2.55       284,126.82       6.891        80.42         82.10        638
------------------------------------------------------------------------------------------------------------------------
TOTAL:         5,135   $1,015,875,998.45     100.00      $197,833.69       7.188        75.37         82.09        641
========================================================================================================================

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

      RATING AGENCY CONTACTS
---------------------------------

STANDARD & POOR'S
Spencer Van Kirk   (212) 438-3135

MOODY'S
Amita Shrivastava  (201) 915-8730

FITCH
Wen Hsu            (212) 908-0633

                          Citigroup Global Markets Inc.
--------------------------------------------------------------------------------
The information, models and/or assumptions contained herein (the "Information") is for informational purposes only. The Information is preliminary, subject to change or modification without notice, and may be incomplete or condensed. The Information constitutes a judgment only as of the dates specified. No representation or warranty is made as to the accuracy, completeness or reasonableness of the Information. The Information supersedes any prior information. The Information will be superseded in its entirety by the final offering document. Any investment decision should be based only upon the information in the final offering document. No sale of the securities may be consummated unless preceded or accompanied by the final offering document. The Information is not an offer to enter into any transaction, or a commitment to enter into any transaction. All analyses are based on certain assumptions and different assumptions could yield substantially different results. The Information may not reflect actual conditions. You are cautioned that there is no universally accepted method for analyzing financial instruments. The results obtained through the use of a model are highly dependent upon the value of the given inputs and, consequently, a model and any results derived therefrom may not predict actual results. There is no guarantee of any actual result. Citigroup Global Markets Inc. or its affiliates (together, "CGM") or their officers, directors, analysts or employees may have positions in the securities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities or derivative instruments. In addition, CGM may make a market in the securities. CGM is not acting as your advisor or agent. The decision to adopt any strategy remains your responsibility. Therefore, prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. In this regard, by acceptance of these materials, you acknowledge that you have been advised that (a) CGM is not in the business of providing legal, tax or accounting advice, (b) you understand that there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.